2001 Annual Report

Value Investing In Small Companies For More Than 25 Years THE ROYCE FUNDS

PENNSYLVANIA MUTUAL FUND ROYCE MICRO - CAP FUND ROYCE TOTAL RETURN FUND ROYCE LOW-PRICED STOCK FUND ROYCE OPPORTUNITY FUND ROYCE PREMIER FUND ROYCE TRUST & GIFTSHARES FUND ROYCE SELECT FUND

www.roycefunds.com

THE ROYCE FUNDS ROAD MAP
TWO DISTINCT MARKETS

For more than 25 years, Royce & Associates has utilized a disciplined value approach to invest in small-cap companies. We believe that the small-cap universe is comprised of two distinct markets, small- and micro-cap, and that each requires a distinct investment strategy.

MICRO-CAP

The micro-cap segment (companies with market caps less than $400 million) provides many choices (more than 6,500 companies), yet faces significant trading difficulties, including limited trading volumes and high volatility. Therefore, we broadly diversify most of the Funds’ portfolios investing in this segment by holding relatively smaller positions in most securities.

SMALL-CAP

The upper tier of the small-cap universe (companies with market caps between $400 million and $2 billion) is more efficient, offering greater trading volume and narrower bid/ask spreads. Therefore, we use a more concentrated approach in this tier, holding larger positions in a relatively limited number of securities.

PORTFOLIO APPROACH
	Broadly Diversified	Concentrated

Small-Cap Companies		Royce Premier Fund

Small- and Micro-Cap Companies	Pennsylvania Mutual Fund Royce Total Return Fund Royce Low-Priced Stock Fund Royce Opportunity Fund	Royce Trust & GiftShares Fund Royce Select Fund

Micro-Cap Companies	Royce Micro-Cap Fund

BROADLY DIVERSIFIED FUNDS	CONCENTRATED FUNDS

Pennsylvania Mutual Fund – our flagship fund co-managed by Chuck Royce (since 1972) and Whitney George (since July 2001) that invests in small- and micro-cap companies.

Royce Micro-Cap Fund – a portfolio that selects companies with market capitalizations below $400 million that meet its pricing and valuation criteria.

Royce Total Return Fund – a small- and micro-cap portfolio that invests in dividend-paying companies.

Royce Low-Priced Stock Fund – a portfolio that invests primarily in small- and micro-cap companies trading at less than $20 per share at the time of purchase.

Royce Opportunity Fund – a small- and micro-cap portfolio incorporating an opportunistic value approach.

Royce Premier Fund – a portfolio selected almost exclusively from the upper tier of small-cap, whose top 35 holdings represent approximately 80% of the portfolio’s equities.

Royce Trust & GiftShares Fund – a small- and micro-cap portfolio for gifting and estate-planning that allows a donor to combine the advantages of a trust with the benefits of a mutual fund.

Royce Select Fund – a small- and micro-cap portfolio for qualified investors that incorporates an all-inclusive performance management fee.

THE ROYCE FUNDS

ANNUAL REPORT REFERENCE GUIDE

For more than 25 years, our approach has focused on evaluating a company’s current worth – our assessment of what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. This analysis takes into consideration a number of relevant factors, including the company’s future prospects. We select these securities using a risk-averse value approach, with the expectation that their market prices should increase toward our estimate of their current worth, resulting in capital appreciation for Fund investors.
Letter to Our Shareholders:
The Fast and the Furious … The Next Big Hill?	2

Small-Cap Market Cycle Performance	8

Performance Highlights	9

Fund Focus: Royce Trust & GiftShares Fund	10

Trustees and Officers	11

Performance and Portfolio Review: Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Total Return Fund, Royce Low-Priced Stock Fund, Royce Opportunity Fund, Royce Premier Fund, Royce Trust & GiftShares Fund and Royce Select Fund	12

Shareholder Meeting Results and Notes to Performance and Risk Information	28

Schedules of Investments and Other Financial Statements	29

Postscript: One Ring to Rule Them All ...	63Inside Back Cover

AVERAGE ANNUAL TOTAL RETURNS Through December 31, 2001
FUND	1-YEAR	3-YEAR	5-YEAR	10-YEAR/SINCE INCEPTION (DATE)
BROADLY DIVERSIFIED FUNDS

Pennsylvania Mutual Fund*	18.38%	14.08%	14.08%	12.75%	†
Royce Micro-Cap Fund*	23.14	17.78	14.51	16.20	12/31/91
Royce Total Return Fund	14.78	11.65	12.52	14.71	12/15/93
Royce Low-Priced Stock Fund	25.07	26.24	19.73	18.12	12/15/93
Royce Opportunity Fund*	17.32	23.00	18.72	19.43	11/19/96

CONCENTRATED FUNDS

Royce Premier Fund	9.61	12.70	12.59	13.61	12/31/91
Royce Trust & GiftShares Fund*	20.51	24.04	23.51	23.82	12/27/95
Royce Select Fund	24.50	24.68	n.a.	26.66	11/18/98

RUSSELL 2000	2.48	6.42	7.52	11.51	n.a.

†Pennsylvania Mutual Fund’s 25-year average annual total return for the period ended 12/31/01 was 15.72%.
* All performance and risk information reflects Investment Class results. Shares of the Funds’ Consultant Class, Consultant B Class and/or Financial Intermediary Class
   bear an annual distribution expense, and Consultant Class shares purchased prior to October 1, 2001 and Consultant Class B shares are subject to a deferred sales charge, which are not borne by the Investment Class shares.

LETTER TO OUR SHAREHOLDERS

Charles M. Royce, President

How do The Royce Funds define concentration and how is it used in our portfolios?

Our use of concentration coincides with changes that the small-cap universe underwent in the early ’90s. At that time, we observed that the small-cap market was bifurcating into two distinct sectors: micro-cap at the lower end and small-cap at the upper end. In many ways, micro-caps represent what most investors think of when they think of small-cap investing — more illiquid companies with increased levels of volatility, but higher return potential. In contrast, the small-cap portion of the universe possesses all the attributes of a professional asset class – a high level of institutional acceptance, greater efficiency and widespread research coverage. It includes companies with established corporate cultures, not merely entrepreneurial enterprises. For us, these changes meant a re-orientation of our risk management style. We believe that portfolio concentration

(cont’d on page 4)

THE FAST AND THE FURIOUS

H ow strange that in a year as sorrowful and singular as 2001, one of the more notable elements in the stock market’s behavior from our perspective was the feeling of déjà vu. Domestic equity markets fell in the first quarter, rose in the second, fell again in the third, then rose once more in the fourth.
While the quarterly performance pattern suggests an almost artful symmetry, more noteworthy was the consistent presence of high volatility and generally poor returns for the second consecutive year. We don’t mean to suggest that 2001’s overall returns were to be expected, rather that the market’s movements last year are comprehensible within the context of history: Bubbles still burst, booms still go bust and bulls eventually rest while bears roam.
In other words, nothing that happened in the market over the last two years was especially surprising to those of us who still recognize that markets are cyclical, valuations are critical and momentum is finite.
     These ideas were tested both during the market’s ride on the “Big Momentum” roller coaster in the mid to late ’90s (when many openly questioned the importance of valuations) and in the immediate aftermath of September 11, when investors responded to the attacks with perhaps the most indiscriminate period of selling that we have seen in more than 25 years. The terrorist attacks were an unprecedented world event, but the market’s reaction was not an unprecedented one:

Bubbles still burst, booms still go bust and bulls eventually rest while bears roam. In other words, nothing that happened in the market over the last two years was especially surprising to those of us who still recognize that markets are cyclical, valuations are critical and momentum is finite.

2 | THE ROYCE FUNDS ANNUAL REPORT 2001

Previous crises have inspired periods of frantic selling followed by a rally. The free fall during the week of September 17 – 21 now looks to have been an understandable reaction to an extraordinary occurrence. We saw the subsequent rally as compelling evidence of not only the market’s resiliency but also its volatility. That’s one reason why we have always preferred to try to make investing feel more like a ride on the “kiddie coaster” than a spin on the “Big Mo” thrill machine. We’re willing to stay away from the dizzying heights if it means that we can lessen some of the painful drops. Many investors who rode momentum through the late ’90s may still long for the days of exhilarating, skyward surges, but we suspect that just as many would opt out now that they have experienced the swooping, stomach-churning plunges that often follow.

“YOU MUST BE THIS SMALL …”

     Last year’s market roller coaster probably left a lot of investors feeling a bit queasy, as few major indices managed to end the year at the top of the ferris wheel. Only the small-cap Russell 2000 was able to finish the year with positive performance, up 2.5% in 2001. The fourth-quarter rally, while welcome for most investors, was not enough to lift the large-cap S&P 500 (-11.9%) and the more tech-oriented Nasdaq Composite (-21.1%) into positive territory for the calendar year. This marked the second year in which the two indices turned in negative calendar year returns, and the first time since 1973/74 that the S&P 500 posted back-to-back calendar year losses.

RUSSELL 2000 VS. S&P 500 QUARTERLY RESULTS
	1ST QUARTER	2ND QUARTER	3RD QUARTER	4TH QUARTER	2001

Russell 2000	-6.51%	14.29%	-20.79%	21.09%	2.48%

S&P 500	-11.86%	5.86%	-14.67%	10.69%	-11.88%

Although the third-quarter downturn was the worst quarter for small-caps in more than 10 years, in general the asset class provided strong up-market returns in the second and fourth quarters and reasonable down-market returns in the first. The Russell 2000 outperformed the S&P 500 in the first-quarter decline, in the second-quarter rally and in the fourth-quarter uptick. Not only did the Russell 2000 outperform the S&P 500 in 10 out of 12 months in 2001, but it also outpaced its large-cap sibling for the second straight year.

Two years ago many market pundits were describing a Brave New World where the only companies worth owning would be mega-cap giants. Few were talking about small-caps emerging as market leaders . . . another lesson in the dubious nature of stock market forecasting.

THE ROYCE FUNDS ANNUAL REPORT 2001 | 3

within the small-cap tier is a sensible strategy, enabling us to potentially do more (in terms of performance) with less (in terms of total positions).

Our rules for concentration vary in accordance with cap size. Concentration works differently for small-caps than it does with larger stocks, where it has been an established strategy for many years. While a concentrated large-cap stock portfolio may typically contain 20 – 25 securities, we think that a corresponding small-cap portfolio can hold up to 50 positions and still be considered concentrated. In fact, a 50-stock small-cap portfolio may be more concentrated than a 20-stock large-cap portfolio. Why? It’s not unusual for a concentrated large-cap portfolio with 20 securities to equate to an investment in 75 – 100 businesses. For example, Philip Morris, an S&P 500 company and large-cap portfolio favorite, has seven different business units in seven different industries. Conversely, a small-cap company typically operates under a single line of business, so 50 stocks generally translates into 50 businesses.

A second point of distinction relates to the disparity in each sector’s number of names: The large-cap universe consists of 500 stocks versus more than

(continued on page 6)	LETTER TO OUR SHAREHOLDERS

    Through the end of the year, the Russell 2000 also held a performance edge versus the S&P 500 in the current market cycle that began at the indices’ respective peaks. We think that this can be attributed to the cyclical nature of the stock market. Two years ago many market pundits were describing a Brave New World where the only companies worth owning would be mega-cap giants. Few were talking about small-caps emerging as market leaders . . . another lesson in the dubious nature of stock market forecasting.

MORE VALUABLE LESSONS
    If small-cap’s market leadership was one of 2001’s big stories, the return of value investing did not lag far behind. For two years in a row, small-cap value stocks, as represented by the Russell 2000 Value index, have outperformed small-cap growth stocks, as represented by the Russell 2000 Growth index. In 2001, the performance edge was substantial, with the value index up 14.0% versus a decline of 9.2% for its growth counterpart. Value’s advantage was intriguing in that it outperformed growth in just two of 2001’s calendar quarters, the first- and third-quarter down periods. Down-market phases have historically been harder on small-cap stocks, and we think that 2001 revealed the crucial role that better down-market returns can play in building successful long-term performance.

Perhaps no more better example of this point can be found than in each index’s most recent market cycle performance. From the small-cap market peak on 3/9/00 through 12/31/01, the Russell 2000 Value index was up 33.9%, while the Russell 2000 Growth index was down 46.1%, a mirror image of the anomalous market cycle that lasted from 4/21/98 – 3/9/00 in which the Value index (-12.7%) trailed the Growth index (+64.8%). We think that recent market cycle and calendar year return gyrations may be typical of small-cap returns over the next few years. Specifically, we believe that while value and growth will continue to trade leadership during short-term periods, we expect value to outperform over full market cycles.

4 | THE ROYCE FUNDS ANNUAL REPORT 2001

RIDING THE ROYCE COASTER

     Our small-cap focus and value orientation were reflected in 2001’s results for our Funds. All of The Royce Funds outperformed the Russell 2000 in 2001 (see the chart below), and all of the Funds also beat their benchmark in the second half. Six out of the eight portfolios in this report turned in positive second-half performance, and the two with negative returns were down less than two percent versus a decline of 4.1% for the Russell 2000 for the same period. Royce Select Fund enjoyed especially strong second-half performance (+6.6%). For the calendar year, Royce Low-Priced Stock Fund was the best performer, followed closely by Royce Select Fund and Royce Micro-Cap Fund. Last year’s market volatility enabled us to achieve strong short-term performance while also finding what we think are excellent opportunities for future growth. It’s rare that above-average returns and buying opportunities are simultaneously available in the short term.

     Over the longer term, the news was just as good, if not better. All of The Royce Funds then in existence outperformed the Russell 2000 for the three-, five- and 10-year periods ended 12/31/01, as well as from the small-cap market peak on 3/9/00. This was especially gratifying in that the Funds’ long-term performance advantages were delivered with lower downside volatility than their benchmark. (For a more complete discussion of volatility, see page 28.)

SEARCHING, SEARCHING EVERYWHERE

     One positive by-product of the market’s sluggish performance has been an adjustment in investors’ expectations, a process that began this past summer and was then accelerated in the aftermath of the terrorist attacks. Investors no longer regard equities as a fast track to instant wealth. The once-fashionable term “day trading,” with its associations of fevered speculation and frenetic buying and selling, has been gradually replaced by the more subdued “online investing.” The past two years of high volatility, lower returns and small-cap market leadership have also been marked by renewed emphasis on more traditional notions about how to gauge company quality. We think that this has less to do with a company’s size and more to do with the attractive valuations that a few years of relative underperformance and attendant lack of investor interest can help create. As a result, the performance of small-cap value has improved, and the line for the kiddie coaster is growing longer.

THE ROYCE FUNDS ANNUAL REPORT 2001 | 5

8,100 for small-cap. While a portfolio of 20 securities represents 4% of the large-cap universe, 50 securities in a small-cap portfolio represents less than 1% of the total small-cap universe and less than 3.2% of the upper-end $400 million-to-$2 billion sector. In our version of concentration – normally employed by Royce Premier Fund, Royce Select Fund and Royce Trust and GiftShares Fund – the top 20 holdings usually comprise more than 50% of the Fund’s equity positions, and its top 35 holdings typically comprise more than 80%.

What, then, does it take to construct a concentrated small-cap portfolio? The security selection process intensifies. We must attempt to develop deep knowledge about a company as a business, not simply as a stock. Our concerns about what a company does and how well they do it go beyond conversations with management to those with customers, suppliers and occasionally even competitors. Critical to this is our willingness to adopt a long-term perspective. Patience is a must not only because we are dealing with a limited number of names, but also because conviction must precede purchase. If this sounds familiar, it is because these standards describe the way that we have been managing money since 1972.	LETTER TO OUR SHAREHOLDERS

     In the meantime, while taking note of how investors’ perceptions color evaluations of performance, we continue to do what we have always done — exhaustively search for what we think are great small-cap companies at attractive prices. For example, in 1999, when the average total return of the eight funds in this report was 21.5%, small-cap value managers like us were thought to be faded relics, like old-style wooden coasters. After all, the Nasdaq Composite shot the lights out that year with a gain of 85.6%. But the Tech boom has gone bust, and the Nasdaq Composite has tumbled 61.4% from its peak on 3/11/00. The average return of the funds (19.2%) in 2001 now looks very sturdy, even though it fell short of our average results in 1999.

     This offers a potent lesson in the absolute importance of absolute returns. We haven’t changed anything about the way we select stocks. What account for the differences are changes in the economy, the market and the perceptions of investors. We’d like to think that we weren’t out of touch with the realities of investing three years ago, and similarly that we haven’t hit upon a magic elixir — or the Sorcerer’s Stone or the One Ring — since. Experience has brought home again and again the critical need to resist changing when our style is out of style, and crowing about it when our approach is “discovered” all over again.

We’d like to think that we weren’t out of touch with the realities of investing three years ago, and similarly that we haven’t hit upon a magic elixir — or the Sorcerer’s Stone or the One Ring — since. Experience has brought home again and again the critical need to resist changing when our style is out of style, and crowing about it when our approach is “discovered” all over again.

6 | THE ROYCE FUNDS ANNUAL REPORT 2001

THE NEXT BIG HILL
     We think that the recent rally may have looked a little too far ahead, so we would not be surprised by a correction or two before the end of 2002’s second quarter, which may well coincide with the end of the recession. There has been good news in the form of improved stock performance, a solid fourth-quarter comeback for Technology issues and a feeling that the market has shaken off the after-effects of September 11. However, this has all happened in the midst of an ongoing recession, stock market indices that remain shy of their March 2000 peaks, political infighting over a stimulus package, continued high valuations and a dismal earnings picture. No wonder some investors are feeling confused, if not woozy, after the wild up and down ride of the last several years.

(l-r) Charlie Dreifus, Jack Fockler, Buzz Zaino, Whitney George, Chuck Royce

     We think that small-cap can remain a market leader through this uncertain period. The idea that small-caps can be attractive investments because of their higher growth potential and ability to respond more nimbly to economic and market changes seems to be returning. In addition, the market’s higher level of volatility would seem to favor approaches that emphasize risk management and careful stock selection. Nonetheless, we still believe that the market will continue to be characterized by low returns and higher volatility for the foreseeable future.

     We appreciate your continued support.

 Sincerely,

Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President
January 31, 2002
THE ROYCE FUNDS ANNUAL REPORT 2001 | 7

SMALL-CAP MARKET CYCLE PERFORMANCE

Since the Russell 2000’s inception in 1979, value has outperformed growth in five of the six full small-cap market cycles (defined as a move of 15% from a previous peak or trough). The last small-cap market cycle (4/21/98 – 3/9/00) was the exception. The current cycle represents what we believe is a return to more historically typical performance in that value has provided a significant advantage during the downturn (3/9/00 – 9/21/01) and through December 31, 2001.

	PEAK-TO-PEAK 4/21/98 – 3/9/00	PEAK-TO-TROUGH 3/9/00 – 9/21/01	TROUGH-TO-CURRENT 9/21/01 – 12/31/01	PEAK-TO-CURRENT 3/9/00 – 12/31/01
Russell 2000	26.3%	–36.2%	29.5%	–17.4%
Russell 2000 Value	–12.7	7.1	25.0	33.9
Russell 2000 Growth	64.8	–60.0	34.7	–46.1
BROADLY DIVERSIFIED FUNDS
Pennsylvania Mutual*	0.7	11.4	23.2	37.3
Royce Micro-Cap*	10.7	0.0	26.5	26.6
Royce Total Return*	–5.4	17.3	20.3	41.2
Royce Low-Priced Stock	18.8	10.1	34.0	47.4
Royce Opportunity*	43.3	–7.0	28.6	19.5
CONCENTRATED FUNDS
Royce Premier	8.3	2.3	23.0	25.9
Royce Trust & GiftShares*	54.0	–1.7	28.8	26.5
Royce Select*	n.a.	3.2	30.7	35.0

PEAK-TO-TROUGH: Not only did value outperform growth (as measured by the Russell 2000 style indices), but it provided positive performance during the downdraft. All Royce Funds outperformed the Russell 2000 in this period. Especially noteworthy performances were turned in by Pennsylvania Mutual Fund, Royce Total Return Fund and Royce Low-Priced Stock Fund, all of which posted double-digit positive results for the period.

TROUGH-TO-CURRENT: Through December 31, 2001, growth led value during the rally from the September low. All Royce Funds posted total returns of more than 20% during this period. As expected, two of our more opportunistic funds fared best, with Royce Low-Priced Stock Fund (+34.0%) and Royce Select Fund (+30.7%) outperforming the Russell 2000.

PEAK-TO-CURRENT: Through December 31, 2001, value maintained a sizeable lead over growth. Again, all Royce Funds held performance advantages over the Russell 2000 (-17.4%) and all have provided positive performance. Interestingly, our most conservative offering, Royce Total Return Fund (+41.2%), was our second best performer, trailing only Royce Low-Priced Stock Fund’s (+47.4%) rise.

*

All performance and risk information reflects Investment Class results. Shares of the Funds’ Consultant Class, Consultant B Class and/or Financial Intermediary Class bear an annual distribution expense, and Consultant Class shares purchased prior to October 1, 2001 and Consultant B Class shares are subject to a deferred sales charge, which are not borne by the Investment Class shares.

8 | THE ROYCE FUNDS ANNUAL REPORT 2001

PERFORMANCE HIGHLIGHTS

All of The Royce Funds outperformed the Russell 2000 from its peak on 3/9/00, as well as for the applicable 1-year, 3-year and 5-year periods.	4TH QTR 2001 RETURN	2001 RETURN	SMALL-CAP 2000 PEAK 3/9/00 – 12/31/01

RUSSELL 2000	21.1%	2.5%	– 17.4%

PENNSYLVANIA MUTUAL FUND* our flagship Fund that is co-managed by Chuck Royce and Whitney George, outperformed the Russell 2000 for the one-, three-, five-, 10-, 15- and 20-year periods ended December 31, 2001. The Fund’s 25-year average annual total return was 15.7%.	18.2	18.4	37.3

ROYCE MICRO-CAP FUND* our broadly diversified portfolio that invests primarily in companies with market caps less than $400 million, was up 23.1% in 2001. Managed by Whitney George, RMC outperformed the Russell 2000 for the one-, three-, five- and 10-year periods ended December 31, 2001. The Fund’s average annual total return from inception (12/31/91) was 16.2%.	20.8	23.1	26.6

ROYCE TOTAL RETURN FUND* our diversified portfolio that invests primarily in dividend-paying small-company stocks, outperformed the Russell 2000 for the one-, three-, five-year and since inception (12/15/93) periods ended December 31, 2001. Royce Total Return Fund’s Standard Deviation and Morningstar Risk Ratio placed among the lowest five percent out of 349 small-cap objective funds with a three-year history tracked by Morningstar through December 31, 2001. RTR’s average annual total return from inception was 14.7%.	15.2	14.8	41.2

ROYCE LOW-PRICED STOCK FUND a portfolio that invests primarily in small- and micro-cap companies trading for less than $20 per share at the time of purchase, was up 25.1% in 2001. Managed by Whitney George, RLP outperformed the Russell 2000 for the one-, three-, five-year and from inception (12/15/93) periods ended December 31, 2001. The Fund’s average annual total return from inception was 18.1%.	27.7	25.1	47.4

ROYCE OPPORTUNITY FUND* managed by Buzz Zaino, outperformed the Russell 2000 for the one-, three-, five-year and from inception (11/19/96) periods ended December 31, 2001. The Fund, which uses an opportunistic value approach, had an average annual total return from inception of 19.4%.	21.2	17.3	19.5

ROYCE PREMIER FUND our concentrated portfolio that invests primarily in companies with market caps between $400 million and $2 billion, outperformed the Russell 2000 for the one-, three-, five- and 10-year periods ended December 31, 2001. The Fund’s average annual total return from inception (12/31/91) was 13.6%.	18.8	9.6	25.9

ROYCE TRUST & GIFTSHARES FUND* a Fund designed for gifting and estate planning, was up 20.5% in 2001. The Fund outperformed the Russell 2000 for the one-, three-, five-year and from inception (12/27/95) periods ended December 31, 2001. The Fund’s average annual total return from inception was 23.8%.	23.6	20.5	26.5

ROYCE SELECT FUND our concentrated, performance-fee fund for qualified clients, was up 24.5% in 2001. The Fund outperformed the Russell 2000 for the one-, three-year and from inception (11/18/98) periods ended December 31, 2001. RSF’s average annual total return from inception was 26.7%.	26.7	24.5	35.0
*

All performance and risk information reflects Investment Class results. Shares of the Funds’ Consultant Class, Consultant B Class and/or Financial Intermediary Class bear an annual distribution expense, and Consultant Class shares purchased prior to October 1, 2001 and Consultant B Class shares are subject to a deferred sales charge, which are not borne by the Investment Class shares.

See pages 12 – 28 for a discussion of performance returns and risk statistics.
THE ROYCE FUNDS ANNUAL REPORT 2001 | 9

FUND FOCUS

MANY WAYS TO GIVE
W	hen we introduced Royce Trust & GiftShares Fund (RTG) in December 1995, we were attempting something new on two fronts in terms of the Fund’s account structure and its portfolio.

     One important consequence of the long-term trust structure is that it provides a relatively stable pool of capital in the Fund. Our ability to use a concentrated portfolio of both small- and micro-cap stocks was thus a direct outgrowth of its trust structure. At the time, this was a new step for us; one that contrasted with our usual investment practice of using concentration in the small-cap sector and broad diversification in the micro-cap sector.

     Six years later, the Fund’s concentrated portfolio approach has so far exceeded our initial expectations. We are quite satisfied not only with the Fund’s absolute and relative average annual total returns, but also with its risk scores relative to its bench-mark. (See the table below). In addition, the Fund has an overall five-star («««««) ranking from Morningstar at 12/31/01 out of 4,811 domestic equity funds with at least three years of history.

     With the advent of state-sponsored 529 Plans and Educational IRA’s, the marketplace for investment vehicles to fund education has become more crowded. We think that RTG offers an excellent complement or even an alternative to any of these newer methods to help families meet the costs of higher education.

     We also offer additional ways to invest in the Fund. A trustee for an organization or individual trust may purchase shares if the trust has a long-term duration, its provisions are acceptable to The Royce Fund and the trust has its own tax advisor. In addition, we have recently introduced Institutional and Financial Intermediary Classes of the Fund, which enable foundations and institutions interested in a long-term investment to become shareholders of the Fund with a $1,000,000 minimum initial investment. We think that RTG is an excellent choice for investors looking for a small-cap value fund with a long-term investment outlook.

     From an account standpoint, we were trying to create a product that could serve as an alternative to Uniform Transfer to Minors Act accounts, where the beneficiary gains control of the assets as soon as he or she reaches a state’s age of majority, generally 18 or 21. This means, for example, that assets initially earmarked for education could ultimately end up being spent elsewhere. We sought an arrangement that would allow donors to make gifts to loved ones for college, other post-secondary education or other purposes, without needing to surrender control of the assets to the beneficiary before the trust terminates.

     Our solution was a product that combined the benefits of a mutual fund portfolio with the features of an irrevocable trust. The duration of the trust may be as long as the donor chooses, but must be at least 10 years from the date of the initial investment in the Fund or until the beneficiary reaches the age of majority, whichever is longer.

     Two options are available to donors. Choosing the Withdrawal Option enables a donor to make a gift that may qualify for the Federal annual gift tax exclusion (currently $11,000) and/or as a way to pay for the beneficiary’s college or other post-secondary education. The Fund also offers the Accumulation Option, which does not allow for withdrawal but does permit the donor to choose the time frame of the trust (beyond 10 years) and restricts access to the assets until the trust terminates. The amount of the gift under this option can be applied towards the $1,000,000 lifetime estate and gift tax exclusion ($2,000,000 for couples), if applicable under current Federal estate tax law.

RTG VS. RUSSELL 2000: PERFORMANCE AND VOLATILITY COMPARISON
	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001				VOLATILITY SCORES INCEPTION THROUGH DECEMBER 31, 2001
	1-Year	3-Year	5-Year	From Inception (12/27/95)	Beta	Standard Deviation

Royce Trust & GiftShares Fund*	20.51%	24.04%	23.51%	23.82%	0.71	18.45

Russell 2000	2.48	6.42	7.52	9.06	0.85	21.59
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*

All performance reflects Investment Class results. Shares of the Fund’s Consultant and Consultant B Classes bear an annual distribution expense that is higher than that of the Investment Class. Shares of Consultant B Class are also subject to a Contingent Deferred Sales Charge that is not applicable to the Fund’s other Classes.

Past performance is no guarantee of future results. Due to the complexity of Federal and state tax laws pertaining to gifts and estates, it is highly recommended that investors consult with an attorney or other qualified tax advisor prior to investing in the Fund. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/01 and are subject to change monthly. The rating is calculated from the Fund’s three- and five-year average annual total returns with appropriate fee adjustments and a risk factor that reflects performance relative to three-month Treasury bill returns. Royce Trust & GiftShares Fund received five stars for the three- and five-year periods ended 12/31/01 in the domestic equity category out of 4,811 and 3,160 funds, respectively. Ten percent of the funds in an investment category receive five stars. Please see page 28 for a description of beta and standard deviation.

10 | THE ROYCE FUNDS ANNUAL REPORT 2001

TRUSTEES AND OFFICERS
All Trustees and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019

NAME AND POSITION:  Charles M. Royce, Trustee*,
                                              President and Treasurer
Age: 62                                 No. of Funds Overseen: 17
Tenure: Since 1982      Non-Royce Directorships:                                               None
Principal Occupation(s) During Past Five Years: President, Managing Director (since April 1997), Secretary, Treasurer and director of Royce & Associates, Inc. (“Royce”), the Trust’s investment adviser.

NAME AND POSITION:  Mark R. Fetting, Trustee*
Age: 47                                 No. of Funds Overseen: 17
Tenure: Since 2001             Non-Royce Directorships:
                                              None
Principal Occupation(s) During Past Five Years: Executive Vice President of Legg Mason, Inc.; director of Royce; Division President and Senior Officer, Prudential Financial Group, Inc. and related companies, including Fund Boards and consulting services to subsidiary companies (from 1991 to 2000). Mr. Fetting’s prior business experience includes having served as Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.

NAME AND POSITION:  Donald R. Dwight, Trustee
Age: 70                                 No. of Funds Overseen: 17
Tenure: Since 1998             Non-Royce Directorships:
                                              Trustee of the registered
                                              investment companies
                                              constituting the 94 Eaton
                                              Vance Funds
Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts and as President and Publisher of Minneapolis Star and Tribune Company.

NAME AND POSITION:  Richard M. Galkin, Trustee
Age: 63                                 No. of Funds Overseen: 17
Tenure: Since 1982             Non-Royce Directorships:
                                              None
Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

NAME AND POSITION:  Stephen L. Isaacs, Trustee
Age: 62                                 No. of Funds Overseen: 17
Tenure: Since 1989             Non-Royce Directorships:
                                              None
Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); President of Health Policy Associates, Inc., consultants; and Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

NAME AND POSITION:  William L. Koke, Trustee
Age: 67                                 No. of Funds Overseen: 17
Tenure: Since 1996             Non-Royce Directorships:
                                              None
Principal Occupation(s) During Past Five Years: Financial planner with Shoreline Financial Consultants. Mr. Koke’s prior business experience includes having served as Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

NAME AND POSITION:  David L. Meister, Trustee
Age: 62                                 No. of Funds Overseen: 17
Tenure: Since 1982             Non-Royce Directorships:
                                              None
Principal Occupation(s) During Past Five Years: Chairman and Chief Executive Officer of The Tennis Channel (since June 2000). Chief Executive Officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister’s prior business experience includes having served as a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

NAME AND POSITION:  G. Peter O’Brien, Trustee
Age: 56                                 No. of Funds Overseen: 17
Tenure: Since 2001             Non-Royce Directorships:
                                              None
Principal Occupation(s) During Past Five Years: Trustee of Colgate University; Director of Pinnacle Holdings, Inc.; Director of Renaissance Capital Greenwich Funds; Vice President of Hill House, Inc.; Director/Trustee of certain Legg Mason retail funds; Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

NAME AND POSITION:John D. Diederich, Vice President
Age: 50
Tenure: Since 2001
Principal Occupation(s) During Past Five Years: Managing Director and Chief Operating Officer of Royce (since October 2001); Director of Administration of the Trust since April 1993.

NAME AND POSITION:Jack E. Fockler, Jr., Vice President
Age: 43
Tenure: Since 1995
Principal Occupation(s) During Past Five Years: Managing Director (since April 1997) and Vice President of Royce, having been employed by Royce since October 1989.

NAME AND POSITION:W. Whitney George, Vice President
Age: 43
Tenure: Since 1995
Principal Occupation(s) During Past Five Years: Managing Director (since April 1997) and Vice President of Royce, having been employed by Royce since October 1991.

NAME AND POSITION:Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 39
Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Vice President of Royce (since May 1994), having been employed by Royce since October 1986.

NAME AND POSITION:Andrew S. Novak, Secretary
Age: 33
Tenure: Since 2001
Principal Occupation(s) During Past Five Years: Associate General Counsel and Chief Compliance Officer of Royce since May 2001; Vice President of Mitchell Hutchins Asset Management, Inc. (from August 1997 to August 2000); attorney in private practice prior thereto.

* Interested Trustee.

Each trustee will hold office until the Trust’s next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.

The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge by calling 1-800-221-4268.

THE ROYCE FUNDS ANNUAL REPORT 2001 | 11

ROYCE OPPORTUNITY FUND†

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/01				MANAGER’S DISCUSSION
July-Dec 2001*			0.55%	Q	the rough surf of 2001’s highly volatile market.ur flagship Pennsylvania Mutual Fund (PMF) held its
1-Year			17.32

course steadily throughThe Fund was up 18.4% in 2001 (coincidentally matching its return in 2000), substantially ahead of its benchmark, the Russell 2000, which was up 2.5%. The Fund, helped by strong down-market performance in the bearish first and third quarters, was also ahead of the Russell 2000 in the second-quarter uptick and narrowly trailed its benchmark in the fourth-quarter rally. Even more pleasing to us was the Fund’s terrific showing from the small-cap market peak on 3/9/00, where it was up 37.3% through 12/31/01 while the Russell 2000 was down 17.4% for the same period. The Fund’s average annual total return for the 25-year period ended 12/31/01 was 15.7%.
     Last year’s volatility helped to boost the fortunes of several portfolio holdings in the second and fourth quarters, while also creating numerous buying opportunities in industries that the bear chased out of favor in the first and third quarters. One result was brisker-than-usual buying and selling from September through December when we sold some underperforming positions in order to make room for what we thought were companies with greater upside potential. We sold off three of the larger positions in PMF’s portfolio whose core businesses we like, but whose difficulties had exhausted our patience – staffing and services company Spherion, tissue engineering firm Organogenesis and reinsurer Trenwick Group. We then took a large position in business and technology consultant Sapient in October and built our position in offshore drilling equipment manufacturer Dril-Quip through September.

3-Year			18.72
5-Year			18.72
10-Year			18.72
20-Year			18.72
25-Year			18.72
*Not annualized.
CALENDAR YEAR TOTAL RETURNS
Year 2001 2000 1999 1998 1997 1996 1995 1994	PNF 18.4% 18.4 6.0 4.2 25.0 12.8 18.7 –0.7	Year 1993 1992 1991 1990 1989 1988 1987 1986	PNF 11.3% 16.2 31.8 –11.5 16.7 24.6 1.4 11.2

					GOOD IDEAS THAT WORKED 2001 Net Realized and Unrealized Gain

Cornell Companies –The business of this leader in private correctional facility management fell on hard times in 2000 due to the poor performance of a larger competitor. But the company broke out in 2001 by nearly doubling in price, as investors took notice of its recession resiliency and solid opportunities for growth.

					Cornell Companies	$3,638,067
					Thor Industries	3,616,521
					ESS Technology	3,406,201
					Willbros Group	2,918,309
					Oshkosh B’Gosh Cl. A	2,813,218

MORNINGSTAR VOLATILITY MEASURES*

Thor Industries– We have liked the management and balance sheet of this recreation vehicle and small- to mid-sized bus manufacturer for some years. Its expanding market share and an acquisition in the fall piqued the interest of others as its stock price hit the high-speed lane in the fourth quarter. We still hold a large position.

	ROF	Category Median	Best Quartile Breakpoint
Standard Deviation	17.95	26.54	20.73
Mstar Risk Ratio	0.63	1.03	0.71
Beta	0.50	0.85	0.63
*Three years ended 12/31/01. Category Median and Best Quartile Breakpoint based on 349 small-cap objective funds (lowest expense class only) with at least three years of history.

† All performance and risk information for ROF reflects Investment Class results. Shares of   ROF’s Financial Intermediary Class bear an annual distribution expense which is not borne by   the Investment Class.

12 | THE ROYCE FUNDS ANNUAL REPORT 2001

PERFORMANCE AND PORTFOLIO REVIEW

     The fourth-quarter rally allowed us to take advantage of prices that in a number of cases had sailed high above our initial sell targets. After building our stake as the company was going through a product transition cycle in 2000 and early 2001, we sold off ESSTechnology, a maker of semiconductors for DVD players, PCs and laptops, in the fall when a strong market for DVD players pushed up its price. Growing revenues and earnings translated into a higher stock price for contact lens maker Ocular Sciences; we sold some shares in November. The price of gene sequence technology developer Affymetrix began to recover in the fourth quarter after bottoming out in September, prompting us to sell most of our shares before Christmas.

     These successes reflected the impressive rebound of Technology and Health stocks late in the year, making these the Fund’s two top-performing sectors in 2001. Software, information technology services, and semiconductors and equipment led the way within Technology, while commercial services, and drugs and biotechnology turned in the highest gains within Health. A less volatile but still rewarding industry was transportation and logistics within the Industrial Services sector, where gains were spread among several companies. A takeover bid for trucking and warehousing firm (and former top-ten holding) Arnold Industries outweighed the effects of a softening economy, allowing us to sell our position for a large gain in December. Retail, another traditional value favorite, also did well in spite of the creeping recession, with Urban Outfitters, Ross Stores and Sunglass Hut International (which we sold in April) the top contributors.

     We think that the current volatile market, along with the uncertain economy, can continue to create potential opportunities in the small- and micro-cap sectors.

			PORTFOLIO DIAGNOSTICS
			Median Market Cap.	$470 million

			Weighted Average P/E Ratio	16.5x*

			Weighted Average P/B Ratio	1.5x

			Weighted Average Yield	0.9%
			Fund Net Assets	$583 million

			Turnover Rate	39%
			No. of Holdings	203
			Symbol (Investment Class) (Consultant Class)	PENNX RYPCX
			*Excludes 22% of portfolio holdings with zero or negative earnings as of 12/31/01.

			TOP 10 POSITIONS % of Net Assets
			Simpson Manufacturing	1.5%

			Florida Rock Industries	1.5
			Curtiss-Wright	1.4
			ProAssurance	1.3
			Matthews International Cl. A	1.2
Lincoln Electric Holdings		1.2
Thor Industries		1.1
Ash Grove Cement Company		1.1
			Woodward Governor	1.1
			Penn Engineering & Manufacturing	1.0

GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/01

Washington Group International — Bankruptcy dashed our once-high hopes for this large-scale construction and engineering firm. The company was unable to avoid cost overruns caused by the expensive acquisition of Raytheon’s construction unit. We sold our shares in May.

			PORTFOLIO SECTOR BREAKDOWN % of Net Assets
Washington Group International	$3,812,282		Technology	16.4%
Trenwick Group	3,622,062		Industrial Products	15.0
Carlisle Holdings	1,828,643		Natural Resources	10.1
Denbury Resources	1,755,639		Consumer Products	9.8
Spherion Corporation	1,703,309		Financial Intermediaries	9.1
			Industrial Services	8.7
Trenwick Group — The price of this mid-sized reinsurer fell precipitously in the wake of the terrorist attacks, leading us to sell our position. The company found itself in the unenviable position of being large enough to have absorbed big losses after September 11, but unable to date to take advantage of the higher premiums that also followed.			Health	8.4
			Consumer Services	5.2
			Financial Services	2.4
			Miscellaneous	4.8
			Cash & Cash Equivalents	10.1

Includes reinvestment of distributions.
THE ROYCE FUNDS ANNUAL REPORT 2001 | 13

ROYCE MICRO-CAP FUND†
AVERAGE ANNUAL TOTAL RETURNS Through 6/30/01				MANAGER’S DISCUSSION
July-Dec 2001*			–0.06%	T	he marriage of a disciplined approach to micro-cap stock selection and a topsy-turvy stock market provided a blissful union for Royce Micro-Cap
1-Year 3-Year 5-Year 10-Year			23.14 17.78 14.51 16.20

Fund (RMC). The Fund was up 23.1% in 2001, far ahead of its benchmark, the Russell 2000, which was up 2.5%. Outperforming in the year’s first three quarters (notably in the first- and third-quarter downdrafts), the Fund trailed its benchmark only in the fourth-quarter rally, when it was up 20.8% versus 21.1% for the small-cap index. The Fund’s average annual total return for the 10-year period ended 12/31/01 was 16.2%.

* Not annualized.
CALENDAR YEAR TOTAL RETURNS				In a year as volatile as 2001, one might have expected micro-cap stocks to have bounced
Year 2001 2000 1999 1998 1997 1996 1995 1994 1993 1992			RMC 23.1% 16.7 13.7 –3.3 24.7 15.5 19.1 3.6 23.7 29.4

up and down in an even more dramatic fashion than equities as a whole. However, this was generally not the case with the holdings in RMC’s portfolio. Much of this can be attributed to our attempt to manage risk by choosing what we think are conservatively capitalized companies and diversifying across a variety of sectors. For example, portfolio gains were spread fairly evenly across the Fund’s three best-performing sectors, Technology, Consumer Services and Health, with Industrial Services, Consumer Products and Industrial Products also making positive contributions. Within Technology, gains were again spread somewhat equally, with the software, aerospace and defense, and semiconductors and equipment industries posting comparable levels of gain.
     Relatively consistent gains on both the sector and industry levels, while certainly notable, don’t quite tell the story of how engaged we were in managing RMC’s portfolio. In June, we initiated a large position in top-ten holding Wescast Industries, a truck and auto exhaust manifold maker. We were attracted by its strong earnings in the face of

					GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain.

Thor Industries — We have liked the management and balance sheet of this recreation vehicle and small- to mid-sized bus manufacturer for some years. Its expanding market share and an acquisition in the fall piqued the interest of others as its stock price hit the high-speed lane in the fourth quarter. It was the Fund’s largest holding at 12/31/01.

					Thor Industries	$1,815,119
					Finish Line (The) Cl. A	1,520,665
					Cornell Companies	1,465,016
					BioReliance	1,465,016
					Oshkosh B’Gosh Cl. A	1,342,604
					Thor Industries	$1,815,119
MORNINGSTAR VOLATILITY MEASURES*

Finish Line (The) — This leading, mall-based footwear retailer underwent a major corporate restructuring early in 2001 that made some investors nervous, and in turn allowed us to pay less than book value for most of our shares. Investors began getting on track in the fourth quarter.

	RMC	Category Median	Best Quartile Breakpoint
Standard Deviation	22.78	26.79	19.01	†	All performance and risk information for RMC reflects Investment Class results. Shares of RMC’s Consultant Class bear an annual distribution expense which is not borne by the Investment Class.
Mstar Risk Ratio	0.74	0.75	0.72
Beta	0.59	0.68	0.47
**Three years ended 12/31/01. Category Median and Best Quartile Breakpoint based on 22 micro-cap objective funds (lowest expense class only) with at least three years of history. (All small-cap objective funds with median market capitalizations below $300 million.)

14 | THE ROYCE FUNDS ANNUAL REPORT 2001

PERFORMANCE AND PORTFOLIO REVIEW

tough times (and declining stock prices) for the auto industry. Taking advantage of the third quarter’s slumping prices, we more than doubled our stake in another top-ten holding, PC-Tel, a high-speed Internet access developer. We bought most of our shares at or below its net cash per share. Its short-term earnings have been very disappointing, but we like its innovative wireless modem products, its ability to survive in a difficult industry and its long-term growth prospects. In the fall, we sold our entire position in each company on the Fund’s “Good Ideas at the Time” list shown below, divorcing ourselves from living cell and tissue engineering product developer Organogenesis, reinsurer Trenwick Group and e-business and internet technology network services company INTMedia Group. While we haven’t entirely soured on these three firms, we did think that the Fund’s assets could be better deployed elsewhere.
    In November, we sold out of ESS Technology, a maker of semiconductors for DVD players, PCs and laptops, as its price benefited from strong DVD player sales. We also sold most of our position in BioReliance, a health services company that provides biomaterials testing and clinical services to biotechnology and pharmaceutical companies. Once investors discovered its ability to manufacture smallpox vaccines, its price seemed to grow immune to downturns. Profitable fourth-quarter trims included children’s clothing maker Oshkosh B’Gosh and engineering software manufacturer ANSYS.
    We think that value can still be found throughout the micro-cap sector in the current uncertain market climate.

		PORTFOLIO DIAGNOSTICS
		Median Market Cap.	$255 million
		Weighted Average P/E Ratio	14.5x*

		Weighted Average P/B Ratio	1.5x
		Weighted Average Yield	0.5%
		Fund Net Assets	$210 million
		Turnover Rate	30%
		No. of Holdings	146
		Symbol (Investment Class) (Consultant Class)	RYOTX RYMCX
		*Excludes 27% of portfolio holdings with zero or negative earnings as of 12/31/01.

		TOP 10 POSITIONS % of Net Assets
		Thor Industries	1.7%

		ProAssurance	1.6
		Cato Cl. A	1.6
		Florida Rock Industries	1.5
		Wescast Industries Cl. A	1.5
		Lexicon Genetics	1.4
		PC-Tel	1.3
		Young Innovations	1.3
		Cubic Corporation	1.2
		Navigators Group	1.2

GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss.

Trenwick Group — The price of this mid-sized reinsurer fell precipitously in the wake of the terrorist attacks, so we sold our position. The company found itself in the unenviable position of being large enough to have absorbed big losses after September 11, but unable to date to take advantage of the higher premiums that also followed.

		PORTFOLIO SECTOR BREAKDOWN % of Net Assets
Blanch (E.W.) Holdings	$1,082,847	Technology	16.7%
Carlisle Holdings	1,038,150	Industrial Products	11.0
Ventiv Health	848,725	Natural Resources	10.7
Organogenesis	783,506	Health	10.1
INT Media Group	636,306	Consumer Products	9.3
		Industrial Services	8.7
Carlisle Holdings — We’re mystified by the ongoing stock price struggles that this facilities management firm has endured for the past few years because we think that this is a well-run, profitable company. Frustrated by its inability to attract interest outside of our own, we sold our shares in October.		Financial Intermedianies	8.4
		Consumer Services	6.4
		Financial Services	1.8
		Miscellaneous	4.6
		Cash & Cash Equivalents	12.3

Includes reinvestment of distributions.
THE ROYCE FUNDS ANNUAL REPORT 2001 | 15

ROYCE TOTAL RETURN FUND†

	AVERAGE ANNUAL TOTAL RETURNS Through 12/31/01				MANAGER’S DISCUSSION
	July-Dec 2001*		0.68%		W	e’d like to offer Royce Total Return Fund’s calendar year return as Exhibit A in the case for the importance of trying to manage risk. The Fund was up

14.8% in 2001, comfortably in front of its benchmark, the Russell 2000, which was up 2.5%. RTR’s solid down-market results in the first and third quarters were accompanied by reasonable returns in the second and fourth quarter up markets. The year was thus a microcosm of what we would typically expect from the Fund’s portfolio of dividend-paying small- and micro-cap stocks. We are also pleased that RTR enjoyed a significant performance edge over the Russell from the most recent small-cap market peak on 3/9/00, when it was up 41.2% versus a decline of 17.4% for the benchmark. The Fund’s average annual total return from inception (12/15/93) was 14.7%.

   As was the case in 2001’s first half, second-half performance was dominated by companies in traditional cyclical industries, such as retail stores, specialty chemicals and materials, construction materials, and consumer products stocks. While the fourth-quarter rally favored high-growth issues such as Technology stocks, it did not ignore less aggressive areas. It seems clear to us that many investors have been rediscovering not just the importance of valuations and earnings, but also the appeal of dividend-paying stocks. For example, Roper Industries manufactures industrial controls, fluid handling and analytical instrumentation products for a broad range of markets. Its high dividend yield and near-decade long record of positive earnings helped catch investors’ attention in the fourth quarter when its price surged.

   Insurance stocks, often a prime contributor to performance for good or ill, offered a mixed bag in 2001, showing a small net loss as a group. Many struggled mightily in

	1-Year		14.78

	3-Year		14.78

	5-Year		12.52

	Since Inception (12/15/93)		14.71

* Not annualized.
	CALENDAR YEAR TOTAL RETURNS
	Year		RTR

	2001		14.8%

	2000		19.4

	1999		1.6

	1998		4.8

	1997		23.7

	1996		25.5

	1995		26.9

	1994		5.1

	MORNINGSTAR VOLATILITY MEASURES*					GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/01		Urban Outfitters – Increased sales and additional Urban Outfitters and Anthropologie stores were the right fit for this retailer
		RTR	Category Median	Best Decile Breakpoint		Urban Outfitters Perot Systems Cl. A Monaco Coach Woodward Governor Florida Rock Industries	$1,883,149 1,736,304 1,658,293 1,652,883 1,598,485

	Standard Deviation	14.43	26.54	17.30

	Mstar Risk Ratio	0.50	1.03	0.60

and wholesaler of clothing and other merchandise. Its fast-rising price led us to sell some shares in the fourth quarter, though we still hold a good-sized position.

Perot Systems – This highly disciplined, customer-centric leader in information technology services and staffing has emerged as an industry leader in a very difficult business. Its share price nearly doubled in 2001.

	Beta	0.41	0.85	0.50
*	Three years ended 12/31/01. Category Median and Best Decile Breakpoint based on 349 small-cap objective funds (lowest expense class only) with at least three years of history.
					†All performance and risk information for RTR reflects Investment Class results. Shares of RTR’s Consultant Class bear an annual distribution expense which is not borne by the Investment Class.

16 | THE ROYCE FUNDS ANNUAL REPORT 2001

PERFORMANCE AND PORTFOLIO REVIEW

the aftermath of September 11. A long period of lower priced premiums left some firms without the necessary capital and other resources to respond effectively, while those companies with sufficient resources generally flourished. For example, the price of reinsurer Trenwick Group fell while that of new top-ten holding Erie Indemnity Company suffered only a minor correction before starting to climb through the end of the year. Another positive performer in a different industry was Landauer, a company that supplies radiation monitoring devices, known as dosimeters, that are worn as badges by doctors, technicians, scientists, and other workers exposed to radiation from X-rays or radioactive materials. We like its high yield and long history of consistent earnings and revenues. A leader in a competitive, cyclical industry, Avnet, a distributor of semiconductors and other computer parts, provides what we think is a reasonable level of risk in this potentially high-growth Technology area.

     The price of recreation vehicle manufacturer Monaco Coach sputtered in the third quarter, but headed back to the highway in the fourth, leading us to take some profits in October. Construction aggregates manufacturer Florida Rock Industries finished the year with concrete gains, as strong earnings led to increased Wall Street coverage and climbing stock price. We continue to hold a large position. Although in a similar business, cement and concrete producer Puerto Rican Cement Company took a different road. Earnings disappointments, partly the result of a soft construction market both in Puerto Rico and the U.S., continued to cause cracks in its stock performance.

     We think that RTR’s risk-management approach to the small-cap sector is especially viable in the current volatile stock market.

		PORTFOLIO DIAGNOSTICS
		Median Market Cap.	$713 million
		Weighted Average P/E Ratio	17.1x

		Weighted Average P/B Ratio	1.5x
		Weighted Average Yield	2.0%
		Fund Net Assets	$513 million
		Turnover Rate	24%
		No. of Holdings	246
		Symbol (Investment Class) (Consultant Class)	RYTRX RYTCX

		TOP 10 POSITIONS % of Net Assets
		Avnet	1.2%

		White Mountains Insurance Group	1.1
		Franklin Electric	1.1
		Donaldson Company	1.1
		Florida Rock Industries	1.1
		T. Rowe Price Group	1.1
		Arrow International	0.9
		ABM Industries	0.9
		Lincoln Electric Holdings	0.9
		Erie Indemnity Company Cl. A	0.9

GOOD IDEAS AT THE TIME 2001 Net Realized and Unrealized Loss

Trenwick Group — We continue to re-evaluate this mid-sized reinsurer whose price fell precipitously in the wake of the terrorist attacks, although we sold the bulk of our position.The company found itself in the unenviable position of being large enough to have absorbed big losses after

		PORTFOLIO SECTOR BREAKDOWN % of Net Assets
Trenwick Group	$3,523,523	Industrial Products	21.0%
McLeodUSA	2,555,125	Financial Intermediaries	14.3
Comdisco	2,132,616	Industrial Services	11.7
Puerto Rican Cement Company	1,015,918	Technology	9.6
Cordiant Communications	980,715	Consumer Products	8.3
September 11, but unable to date to take advantage of the higher premiums that also followed.		Natural Resources	7.6
McLeodUSA — In spite of, or perhaps because of, having one of the industry’s most successful sales models, this midwest-based phone carrier encountered growing pains that overwhelmed its operational and financial capabilities.		Financial Services	6.3
		Health	2.1
		Consumer Services	2.0
		Utilities	0.2
		Miscellaneous	4.9
		Bonds & Preferred Stocks	2.6
		Cash & Cash Equivalents	9.4

Includes reinvestment of distributions.
THE ROYCE FUNDS ANNUAL REPORT 2001 | 17

ROYCE LOW-PRICED STOCK FUND
AVERAGE ANNUAL TOTAL RETURNS Through 12/31/01				MANAGER’S DISCUSSION
July-Dec 2001*			1.16%	L	ow prices for small-cap stocks once made experienced investors chuckle, yawn or call their lawyers, but that only makes the sector that
1-Year 3-Year 5-Year Since Inception (12/15/93)			25.07 26.24 19.73 18.12

much more challenging for us. The Fund was up 25.1% in 2001, substantially outdistancing its benchmark, Russell 2000, which was up 2.5%. Second-half performance was key to holding to portfolio gains from the relatively less volatile first half. While the Fund felt the effect of the third-quarter downturn (-20.8%), it made back those losses in the ensuing fourth-quarter rally (+27.7%). RLP’s average annual total return from inception (12/15/93) was 18.1%.

* Not annualized.
CALENDAR YEAR TOTAL RETURNS.				2001’s highly volatile market was as well suited to RLP’s style of value
Year 2000 2000 1999 1998 1997 1996 1995 1994			RLP 25.1% 24.0 29.8 2.4 19.5 22.8 22.5 3.0

investing as almost any environment we could imagine. The first- and third-quarter downdrafts, in which we were aggressive buyers, were followed by vigorous rallies in the second and fourth quarters that allowed us to sell some positions at prices well beyond our initial targets. Stocks tended to move more in unison than they typically do, with near-universal losses during the down-quarters (especially in the third) and widespread gains in the up quarters. The inherently higher volatility in low-priced stocks certainly worked to the advantage of many portfolio holdings.

     Technology, the greatest beneficiary of the market’s rebound late in the year, was the best-performing sector. Our preference is for more conservatively capitalized companies generally involved in either manufacturing, distribution or services, which is how we seek to manage risk in this explosive and fickle sector. Low prices through the summer for engineering software maker ANSYS led us to build a position that we then reduced in October when its price began to soar as a result of increased attention from Wall Street.

					GOOD IDEAS THAT WORKED 2001 Net Realized and Unrealized Gain

ESS Technology — The price of this silicon chip manufacturer for various consumer applications surged with the brisk market for DVD players after we purchased it in the single digits during a rocky product transition cycle. We sold off our shares in October and November.

MORNINGSTAR VOLATILITY MEASURES*
	RLP	Category Median	Best Quartile Breakpoint		ESS Technology	$8,097,743
Standard Deviation	28.29	26.54	20.73		Perot Systems Cl. A	6,051,727
Mstar Risk Ratio	0.77	1.03	0.71		E*TRADE Group	5,843,157
Beta	0.83	0.85	0.63		Nabors Industries	5,670,020
* Three years ended 12/31/01. Category Median and Best Quartile Breakpoint based on 349 small-cap objective funds (lowest expense class only) with at least three years of history.					Pier 1 Imports	4,652,510

Perot Systems — This highly disciplined, customer-centric leader in information technology services and staffing has emerged as an industry leader in a very difficult business. Its share price nearly doubled in 2001.

18 | THE ROYCE FUNDS ANNUAL REPORT 2001

PERFORMANCE AND PORTFOLIO REVIEW

We built a position in encryption technology product developer Rainbow Technologies through the early fall and watched happily as its price shot up before the endof the year. Health stocks in the portfolio, perhaps due to their reputation for recession resistance, also did very well, with the exception of a small handful of genomics and pharmaceutical stocks. Contact lens manufacturer Ocular Sciences again saw clear gains, as did Covance, a contract research firm that provides product development services to the pharmaceutical, biotechnology and medical device industries. We reduced our position slightly in the former stock while selling about a third of our shares in the latter.
   E*TRADE Group, another top performer, seems to be emerging not just as a survivor, but a leader in online investing. Investment management is a business that we feel we know well, and we like the company’s application of technology to a traditional area. We were able to purchase shares early in the year at prices below book value and trimmed our position later for a considerable gain. The price of Nabors Industries, a leading land-drilling contractor in the oil and natural gas industry, fell in the third quarter, leading us to repurchase shares of a company we had last held in the portfolio in 1995. Its expanding business and a November acquisition subsequently helped its price to gush.
   Losses in the portfolio were mostly dominated by companies that experienced severe balance sheet deterioration, often the result of expensive acquisitions or increasing leverage. This reminded us of the critical importance of balance sheet evaluation, and why we continue to seek industry leaders with strong balance sheets when their business is weak in the hope that these companies can emerge from difficulties in even better condition.

		PORTFOLIO DIAGNOSTICS
		Median Market Cap.	$522 million
		Weighted Average P/E Ratio	15.9x*

		Weighted Average P/B Ratio	1.6x
		Weighted Average Yield	0.7%
		Fund Net Assets	$1.0 million
		Turnover Rate	31%
		No. of Holdings	152
		Symbol	RYLPX
		*Excludes 36% of portfolio holdings with zero or negative earnings as of 12/31/01.

		TOP 10 POSITIONS % of Net Assets
		Anglogold ADR	1.5%
		The Topps Company	1.5
		Lexicon Genetics	1.5
		Input/Output	1.4
		Oakley	1.4
		Nautica Enterprises	1.4
		Perot Systems Cl. A	1.3
		Apex Silver Mines	1.3
		Big Lots	1.3
		E*TRADE Group	1.3

GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/01

Comdisco — Comdisco – We sold what remained of our shares in July, sad to see this once-vital technology services firm unable to recover from the disaster of its costly Internet ventures.

Trenwick Group — We began to reduce our stake in this mid-sized reinsurer in November after its price fell

		PORTFOLIO SECTOR BREAKDOWN % of Net Assets
Comdisco	$3,916,294	Technology	13.9%
Trenwick Group	3,753,764	Health	13.2
Washington Group International	3,675,631	Consumer Products	13.0
Ventiv Health	3,464,225	Natural Resources	11.9
NS Group	3,232,509	Industrial Services	8.9
precipitously in the wake of the terrorist attacks. The company found itself in the unenviable position of being large enough to have absorbed big losses after September 11, but unable to date to take advantage of the higher premiums that also followed.		Financial Intermediaries	8.1
		Consumer Services	7.9
		Industrial Products	3.2
		Financial Services	0.4
		Miscellaneous	4.9
		Cash & Cash Equivalents	14.6

Includes reinvestment of distributions.
THE ROYCE FUNDS ANNUAL REPORT 2001 | 19

ROYCE OPPORTUNITY FUND†

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/01				MANAGER’S DISCUSSION
July-Dec 2001*			–1.85%	P	ortfolio manager Buzz Zaino found some opportunities to buy in the bearish first and third quarters and to sell
1-Year			17.32

in the more bullish second and fourth quarters. The end result was a strong year for Royce Opportunity Fund (ROF), which was up 17.3% in 2001 versus 2.5% for its benchmark, the Russell 2000. The Fund was subject to the high level of volatility that gripped the market last year, especially in the second half. ROF lost 19.0% in the third-quarter downturn, only to climb 21.2% in the fourth-quarter rebound. From the small-cap market peak on 3/9/00, the Fund has substantially outperformed the Russell 2000, up 19.5% versus a loss of 17.4% for the benchmark. ROF’s average annual total return from inception (11/19/96) was 19.4%.

     Initially believing that the economy would be reviving some time in the fall, we had the portfolio better positioned for a potential stock market rally than for the severe downdraft that followed the September 11 attacks. Several portfolio holdings were hard hit, such as railroad product manufacturer ABC-NACO. The firm was unable to get back on track in the midst of mounting losses, and we sold our shares as bankruptcy loomed in November. In spite of such difficulties, we were pleased with the Fund’s

3-Year			18.72
Since Inception (11/19/96)			19.43
* Not annualized.
CALENDAR YEAR TOTAL RETURNS
Year 2001 2000 1999 1998 1998		ROF 17.3% 19.9 32.3 4.9 20.8

performance last year, especially when factoring in the market’s quarterly ups and downs. We took advantage of what we thought were excellent purchase opportunities in the wake of the terrorist attacks, seeking to reposition the portfolio for a potentially longer period of economic uncertainty.

   Unsurprisingly in the volatile market, turnaround situations enjoyed success. Specialty pharmaceutical management company MIM Corporation saw its stock price spike up beginning in April as the firm cut expenses. Improved margins helped

MORNINGSTAR VOLATILITY MEASURES*
	ROF	Category Median	Best Quartile Breakpoint		GOOD IDEAS THAT WORKED 2001 Net Realized and Unrealized Gain

FLIR Systems — This thermal imaging unit manufacturer posted large gains through spring, then saw its stock price heat up again in the strong market for defense stocks last fall. We sold our shares in November.

Standard Deviation	27.48	26.54	20.73		FLIR Systems	$5,222,131
Mstar Risk Ratio	0.78	1.03	0.71		EDO Corporation	4,941,439
Beta	0.80	0.85	0.63		MIM Corporation	4,700,868
*Three years ended 12/31/01. Category Median and Best Quartile Breakpoint based on 349 small-cap objective funds (lowest expense class only) with at least three years of history.					Griffon	3,444,951
					DRS Technologies	3,304,665

EDO Corporation — A combination of increased earnings and Wall Street’s penchant for defense stocks following September 11 helped galvanize the price of this maker of specialty electronics products. We reduced our stake in October and November.

20 | THE ROYCE FUNDS ANNUAL REPORT 2001

† All performance and risk information for ROF reflects Investment Class results. Shares of   ROF’s Financial Intermediary Class bear an annual distribution expense which is not borne by   the Investment Class.

PERFORMANCE AND PORTFOLIO REVIEW

construction and industrial materials supplier Hughes Supply reverse a downward price trend earlier in the year. We first bought banking and insurance holding company Fremont General as its banking arm was strengthening, but its workman’s compensation division was struggling. Its price suffered a decline in September, then rose again through the end of the year. AMC Entertainment flirted with bankruptcy, though we held on, attracted by its strong theatre operations business. The stock price began showing signs of life once its debt was restructured and the firm secured additional financing.

     Consumer Services and Technology were the Fund’s best-performing sectors. Retail, leisure and entertainment, and marketing companies led the way in the former, while aerospace and defense stocks were Technology’s stalwarts. In addition to ROF’s two top performers, DRS Technologies (which we sold in November), GenCorp and Herley Industries were aerospace and defense-related stocks whose prices remained airborne through December.

     Significant portfolio gains in other industries include Griffon, a diversified manufacturer whose businesses include garage doors, plastic film laminates, surgical products and communications systems. We reduced our position through December. We built a large position in QuadraMed, a software developer and consultant for healthcare providers whose price enjoyed robust health through most of the year. Cubic, a specialized electronics product developer and manufacturer, reaped the rewards that strong earnings and an expanding business often bring. We continue to hold a good-sized position.

     We think that the Fund’s opportunistic approach can continue to weather the current volatile market climate.

		PORTFOLIO DIAGNOSTICS
		Median Market Cap.	$301 million
		Weighted Average P/E Ratio	15.9x*

		Weighted Average P/B Ratio	1.2x
		Weighted Average Yield	0.7%
		Fund Net Assets	$596 million
		Turnover Rate	44%
		No. of Holdings	260
		Symbol (Investment Class) (Consultant Class)	PENNX RYPCX
		* Excludes 38% of portfolio holdings with zero or negative earnings as of 12/31/01.

		TOP 10 POSITIONS % of Net Assets
		Hughes Supply	0.9%

		Standard Microsystems	0.9
		Smith (A.O.) Corporation	0.8
		GenCorp	0.8
		Bell Microproducts	0.8
		Brown Shoe Company	0.8
		IHOP Corporation	0.8
		Fremont General	0.8
		Vishay Intertechnology	0.8
		Phoenix Technologies	0.8

GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/01

Focal Communications – — In spite of its far from stellar stock performance, we like the core business of this local telephone exchange carrier even more since the company secured vitally needed financing late in the year. We bought some additional shares in November and December.

		PORTFOLIO SECTOR BREAKDOWN % of Net Assets
Focal Communications	$3,328,198	Technology	16.2%
MEMC Electronic Materials	2,651,291	Industrial Products	24.1
Coastcast Corporation	2,290,604	Consumer Services	10.9
ABC-NACO	2,135,819	Industrial Services	10.8
Esterline Technologies	1,942,645	Consumer Products	6.4
		Natural Resources	5.1
MEMC Electronic Materials — Tough industry conditions led to a flopping stock price for this manufacturer of silicon wafers for use in computers, electronics and consumer products. We like its turnaround potential, so we increased our position in December.		Financial Intermediaries	7.3
		Health	2.9
		Financial Services	0.4
		Miscellaneous	4.8
		Bond and Preferred Stock	0.2
		Cash & Cash Equivalents	6.3

Includes reinvestment of distributions.
THE ROYCE FUNDS ANNUAL REPORT 2001 | 21

ROYCE PREMIER FUND

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/01				MANAGER’S DISCUSSION
July-Dec 2001*			1.17%	R	oyce Premier Fund’s (RPR) solid second-half performance overcame the effects of a difficult first-quarter downturn. The Fund was up
1-Year 3-Year 5-Year 10-Year	9.61 12.70 12.59 13.61	9.6% in 2001, ahead of its benchmark, the Russell 2000, which was up 2.5%. Nonetheless, we were somewhat disappointed with the Fund’s results last year. Small-caps generally suffered more than their micro-cap counterparts in the first quarter. The larger, more liquid companies that comprise RPR’s portfolio subsequently kept better pace with micro-cap issues, but were unable to more effectively rebound from their slower start. We are pleased, however, with the Fund’s recent market cycle performance. From the small-cap peak on 3/9/00, RPR was up 25.9% versus a decline of 17.4% for the benchmark. The Fund also outperformed the Russell 2000 for the three-, five- and 10-year periods ended 12/31/01. RPR’s average annual total return for the 10-year period ended 12/31/01 was 13.6%. The Fund is co-managed by Chuck Royce and, effective 1/1/02, Whitney George.

*Not annualized.
CALENDAR YEAR TOTAL RETURNS				The Fund’s early performance difficulties were primarily the result of
Year 2001 2000 1999 1998 1997 1996 1995 1994 1993 1992			RPR 9.6% 17.1 –11.5 6.7 18.4 18.1 17.8 3.3 19.0 15.8	portfolio holdings that suffered balance sheet deterioration. What were once solid companies in our view, made costly acquisitions or encountered other difficulties that damaged their underlying financial condition. It reinforced for us the critical importance of balance sheet quality, especially in a concentrated portfolio. This was the case with Comdisco, as well as large-scale construction and engineering company Washington Group International, reinsurer E. W. Blanch Holdings and information technology services company American Management Systems. We sold all of our shares in each company.

					GOOD IDEAS THAT WORKED 2001 Net Realized and Unrealized Gain.

Fair, Isaac and Co. — The price of this financial services and solutions provider dropped in the third quarter, but rebounded in the fourth, as its growing technology arm helped its overall business to improve. We sold about half our shares in November and December.

MORNINGSTAR VOLATILITY MEASURES*
	RPR	Category Median	Best Quartile Breakpoint		Fair, Isaac and Co. Ross Stores	$9,988,818 9,592,252
Standard Deviation	19.29	26.54	20.73		Florida Rock Industries	7,316,702
Mstar Risk Ratio	0.70	1.03	0.71		Perot Systems Cl. A	7,026,284
Beta	0.64	0.85	0.63		Gartner Cl. A	6,450,608
* Three years ended 12/31/01. Category Median and Best Quartile Breakpoint based on 349 small-cap objective funds (lowest expense class only) with at least three years of history.

Ross Stores — The price of this discount apparel and home accessories retailer rose steadily following the first-quarter downturn, the result of robust sales and earnings, leading us to reduce our position in September.

22 | THE ROYCE FUNDS ANNUAL REPORT 2001

PERFORMANCE AND PORTFOLIO REVIEW

     Portfolio gains were spread fairly evenly across the Fund’s three largest sectors, with Industrial Products (historically fertile ground for value investors) leading the way, followed by Technology and Financial Intermediaries. Our largest holding, construction aggregates manufacturer Florida Rock Industries, cemented its high portfolio status with a solid year. Industrial control and fluid-handling product maker Roper Industries reaped the expected benefits of a ninth consecutive year of record-setting sales and earnings. We sold some shares in November, but continue to hold a large position. We are also holding a good-sized stake in Erie Indemnity, a Pennsylvania-based insurer whose price climbed more or less steadily through the year.

     A strong fourth-quarter comeback boosted many Technology issues, but certain holdings in information technology services enjoyed strong first-half results as well. Staffing and technology consultant Perot Systems has emerged as a leader in a very difficult industry. We like the company’s disciplined management, which led us to more than triple our position through September. The price of technology research and business consulting firm Gartner Group rose through the summer, then stumbled in September before recovering in the fourth quarter. We trimmed our position in November. Business and technology consultant Keane followed a similar performance pattern. A company that applies technology to investment trading and management in a way that we applaud, E*TRADE Group, endured its share of ups and downs, but ended the year with solid gains, making it one of our best performing Financial Intermediary companies.

     We think that the current volatile stock market can continue to present what we believe are attractive buying opportunities in the upper tier of the small-cap market.

		PORTFOLIO DIAGNOSTICS
		Median Market Cap.	$1.2 billion
		Weighted Average P/E Ratio	17.2x*

		Weighted Average P/B Ratio	1.7x
		Weighted Average Yield	0.7%
		Fund Net Assets	$797 million
		Turnover Rate	41%
		No. of Holdings	50
		Symbol	RYPRX
		* Excludes 30% of portfolio holdings with zero or negative earnings as of 12/31/01.

		TOP 10 POSITIONS % of Net Assets
		Florida Rock Industries	3.2%

		Lincoln Electric Holdings	3.0
		White Mountains Insurance Group	2.9
		Tom Brown	2.8
		Big Lots	2.8
		Erie Indemnity Company Cl. A	2.7
		Avnet	2.5
		PMA Capital Cl. A	2.5
		Simpson Manufacturing	2.4
		Spherion Corporation	2.3

GOOD IDEAS AT THE TIME 2001 Net Realized and Unrealized Loss

McLeodUSA — In spite of, or perhaps because of, having one of the industry’s most successful sales models, this midwest-based phone carrier encountered growing pains that overwhelmed its operational and financial capabilities. We disconnected ourselves in September.

		PORTFOLIO SECTOR BREAKDOWN % of Net Assets
McLeodUSA Cl. A	$10,933,666	Technology	26.2%
Comdisco	10,078,299	Financial Intermediaries	13.5
Washington Group International	7,880,803	Industrial Products Industrial Services	13.4 9.6
Blanch (E.W.) Holdings	5,492,646	Consumer Services	8.1
EGL	4,364,824	Health	6.8

Comdisco — We sold what remained of our shares in June, sad to see this once-vital technology services firm unable to recover from the disaster of its costly Internet ventures.		Natural Resources	6.2
		Consumer Products	2.2
		Financial Services	1.3
		Cash & Cash Equivalents	12.7

Includes reinvestment of distributions.
THE ROYCE FUNDS ANNUAL REPORT 2001 | 23

ROYCE TRUST & GIFTSHARES FUND†
AVERAGE ANNUAL TOTAL RETURNS Through 12/31/01				MANAGER’S DISCUSSION
July-Dec 2001*			0.66%	M	aybe a little bit of micro-cap can go a long way. Royce Trust & GiftShares Fund (RTG), which typically holds a limited number of
1-Year 3-Year 5-Year Since Inception (12/27/95)			20.51 24.04 23.51 23.82

small- and micro-cap stocks, was up 20.5% in 2001, substantially ahead of its benchmark, the Russell 2000, which was up 2.5%. The Fund suffered along with the rest of the market in the third-quarter downdraft (-18.6%) before rebounding in the fourth-quarter rally (+23.6%), able to build slightly on its impressive gain in the first half (+19.7%). From the small-cap market peak on 3/9/00, RTG was up 26.5% versus a loss of 17.4% for the Russell 2000. In addition, the Fund beat the benchmark for the three-year, five-year and since inception (12/27/95) periods ended 12/31/01. RTG’s average annual total return since inception was 23.8%.

* Not annualized.
CALENDAR YEAR TOTAL RETURNS				Technology, the Fund’s largest sector, was also its best performer in
Year 2001 2000 1999 1998 1997 1996			RTG 20.5% 11.7 41.8 19.5 26.0 25.6

2001. Our preference is typically for distributors, software and semiconductor manufacturers, and service-related companies because they tend to be more conservatively capitalized than many other Tech businesses, which often devour their cash. We think that this provides us with a relatively lower risk entry into a potentially rewarding sector. We realized some gains in Kronos in December after the price of this time and labor management systems company rose punctually at the beginning of the fourth-quarter rally. We built our stake in ESS Technology, a maker of semiconductors for DVD players, PCs and laptops, as the company was going through a product transition cycle in 2000 and early 2001. We sold our shares in August when a strong market for DVD players sent its price surging. A sluggish market did little to prevent the price of multi-market semiconductor manufacturer Fairchild Semiconductor from

					GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/01

Urban Outfitters — Increased sales and additional Urban Outfitters and Anthropologie stores were the right fit for this retailer and wholesaler of clothing and other merchandise. Its fast-rising price led us to realize some gains in the fourth quarter, though we still hold a large position.

MORNINGSTAR VOLATILITY MEASURES*
	RTG	Category Median	Best Quartile Breakpoint		Urban Outfitters	$765,681
Standard Deviation	26.63	26.54	20.73		Perot Systems Cl. A	543,975
Mstar Risk Ratio	0.73	1.03	0.71		Ocular Sciences	471,789
Beta	0.85	0.85	0.63		Kronos	467,434
* Three years ended 12/31/01. Category Median and Best Quartile Breakpoint based on 349 small-cap objective funds (lowest expense class only) with at least three years of history.					ESS Technology	461,872

Perot Systems — This highly disciplined, customer-centric leader in information technology services and staffing has emerged as a dominant player in a very difficult business. Its share price nearly doubled in 2001.

24 | THE ROYCE FUNDS ANNUAL REPORT 2001

† All performance and risk information for RTG reflects Investment Class results. Shares of the RTG’s Consultant Class and Consultant B Class bear an annual distribution expense that is higher than that of the Investment Class. Shares of Consultant B Class are also subject to a contingent deferred sales charge which is not applicable to RTG’s other classes.

PERFORMANCE AND PORTFOLIO REVIEW

igniting late in the year. It’s a fine example of a sturdy small-cap firm that was able to flourish in tough times.

    In 2001’s first and third quarters, we took advantage of declining prices to initiate or build positions in what we thought were attractively valued Technology companies, including Perot Systems. We first bought CNET Networks, a technology, Internet and data services provider in March, then added to our position in October when its price went south. The company is a leader in web-based technology content for consumers. Volatile price movements, a sluggish market and what we think is a strong core business led us to more than double our stake in electronic component and computer product distributor Arrow Electronics with purchases in February, March and September.

    Outside Technology, we saw what we thought was good value in contact lens maker Ocular Sciences. We first purchased it in RTG’s portfolio last January, then watched happily as its price climbed. Top-ten holding Delta Apparel was a steady second-half performer, its price receiving an additional boost on the announcement of a Dutch Auction tender by its Board of Directors in November. We sold a small number of shares back in February and in November. Double-digit revenue growth, multiple business lines and a trend toward outsourcing in the pharmaceutical industry all aided the performance of Covance, a contract research firm that provides product development services to the pharmaceutical, biotechnology and medical device industries. Taking advantage of its robust rise in price, we sold approximately half of our shares in November.

    We think that the Fund’s portfolio is well-positioned for the current volatile market.

		PORTFOLIO DIAGNOSTICS
		Median Market Cap.	$599 million
		Weighted Average P/E Ratio	17.1x*

		Weighted Average P/B Ratio	1.8x
		Weighted Average Yield	0.4%
		Fund Net Assets	$33 million
		Turnover Rate	53%
		No. of Holdings	54
		Symbol (Investment Class) (Consultant Class) (Consultant B Class)	RGFAX RYGCX RGFCX
		*	Excludes 29% of portfolio holdings with zero or negative earnings as of 12/31/01.

		TOP 10 POSITIONS % of Net Assets
		Perot Systems Cl. A	3.4%

		Delta Apparel	3.4
		CNET Networks	3.2
		Ocular Sciences	3.1
		Argonaut Group	2.5
		Arrow Electronics	2.2
		Urban Outfitters	2.2
		Pure Resources	2.2
		Ritchie Bros. Auctioneers	2.2
		Kforce	2.1

GOOD IDEAS AT THE TIME 2001 Net Realized and Unrealized Loss

INT Media Group — Although we like the core business of this e-business and internet technology network services company, we saw other potentially rewarding opportunities, so we sold our shares in the fall.

		PORTFOLIO SECTOR BREAKDOWN % of Net Assets
INT Media Group	$570,110	Technology	28.6%
Trenwick Group	541,921	Financial Intermediaries	13.0
Avant!	219,702	Industrial Services	10.9
Allegiance Telecom	196,898	Health	10.7
DiamondCluster International Cl. A	194,375	Consumer Products	5.9
		Natural Resources	5.3
Trenwick Group — The price of this mid-sized reinsurer fell precipitously in the wake of the terrorist attacks, leading us to sell our position. The company found itself in the unenviable position of being large enough to have absorbed big losses after September 11, but unable to date to take advantage of the higher premiums that also followed.		Consumer Services	4.2
		Industrial Products	3.6
		Financial Services	1.9
		Miscellaneous	1.5
		Cash & Cash Equivalents	14.4

		Includes reinvestment of distributions.

THE ROYCE FUNDS ANNUAL REPORT 2001 | 25

ROYCE SELECT FUND
AVERAGE ANNUAL TOTAL RETURNS Through 12/31/01		MANAGER’S DISCUSSION
July-Dec 2001*	6.59%	R	oyce Select Fund’s (RSF) limited portfolio of small- and micro-cap stocks proved capable of flourishing in the
1-Year	24.50

otherwise difficult market in 2001. After a strong start in the first half, the Fund enjoyed a solid second half (+6.6%) by avoiding the more perilous extremes of the third-quarter downturn and participating more fully in the fourth-quarter rally. RSF was up 24.5% in 2001, well ahead of its benchmark, the Russell 2000, which was up 2.5% for the same period. We have also been pleased with the Fund’s performance in the new market cycle period. From the small-cap market peak on 3/9/00 through 12/31/01, RSF was up 35.0% versus a decline of 17.4% for the Russell 2000. The Fund also outperformed its benchmark for the three-year and from inception (11/18/98) periods ended 12/31/01. RSF’s average annual total return from inception was 26.7%.

3-Year	24.68
Since Inception (11/18/98)	26.66
* Not annualized.

CALENDAR YEAR TOTAL RETURNS		Portfolio gains came from a variety of industries, a mixture of stocks drawn from traditional value industries, such as retail and
Year 2001 2000 1999	RTG 24.5% 15.0 35.4

commercial industrial services, and what we think are fundamentally sound companies in the more aggressive Technology sector. In addition to Urban Outfitters, we had success with off-price clothing and home accessories retailer Ross Stores. We especially like the company’s ability to post strong gains in last year’s recession-plagued economy. Private correctional facility manager Cornell Companies was a similar story. A larger competitor’s well-publicized woes had hurt its industry through 2000 and early 2001. This financially well-disciplined firm hung tough before its price broke out last year. Although we still like its management, we sold our shares in RSF’s portfolio in September.

   Thanks to its growing business, the price of oil and gas construction contractor Willbros Group gushed earlier in the year. We sold our shares in June. UPS’s takeover bid for airfreight and ground transportation firm Fritz Companies drove Fritz’ price

  Concentrated portfolio of small-and micro-cap securities

  Unlike any other mutual fund presently offered, RSF utilizes an all-inclusive expense structure that varies in relation to the Fund’s performance

  Designed for qualified investors, those with a net worth exceeding $1.5 million

			GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain.

Urban Outfitters — Increased sales and additional Urban Outfitters and Anthropologie stores were the right fit for this retailer and wholesaler of clothing and other merchandise. Its fast-rising price led us to realize some gains in the fourth quarter, though we still hold a large position.

			Urban Outfitters	$497,751
			Ocular Sciences	309,517
			Cornell Companies	282,485
			Gartner Cl. A	278,778
			Willbros Group	245,704

Ocular Sciences — We saw what we thought was solid value when we first purchased shares of this contact lens manufacturer. Strong growth drew Wall Street’s eyes to the stock, which caused its price to double.

26 | THE ROYCE FUNDS ANNUAL REPORT 2001

PERFORMANCE AND PORTFOLIO REVIEW

past our sell target, prompting us to take our gains in March. Expanding medical courier work helped the price of air-transport specialist AirNet Systems to ascend throughout the year. The performance of Covance, a contract research firm that provides product development services to the pharmaceutical, biotechnology and medical device industries, received a shot from increased revenues, multiple business lines and more outsourcing in the pharmaceutical industry. We reduced our position in December.
    The strong fourth-quarter rally particularly benefited Technology stocks, helping to make RSF’s largest sector its top performer in 2001. Information technology services companies posted the largest gains within the portfolio. New products and robust sales pushed up the price of Tech research and consulting company Gartner Group, which we first bought in December 2000. In the difficult technology consulting and staffing industry, Perot Systems has been emerging as a leader. Liking the company’s disciplined management and commitment to superior customer service, we more than doubled our position even as its price climbed because we think that it has not yet reached full value. Syntel specializes in IT services for Fortune 1000 companies and government entities. We like its core business and its expansion into offshore markets, which we believe can help it to emerge as a dominant player in its industry. Outside of IT services, we built a large position in CNET Networks, a technology, Internet and data services provider because of its status as a leader in web-based technology content for consumers. Although we sold shares in April and December, we still like multi-market semiconductor manufacturer Fairchild Semiconductor, whose price soared in spite of difficult industry conditions.
    We think that the Fund’s limited portfolio of small- and micro-cap stocks can continue to work effectively in the current market.

		PORTFOLIO DIAGNOSTICS
		Median Market Cap.	$626 million
		Weighted Average P/E Ratio	15.4x*

		Weighted Average P/B Ratio	1.6x
		Weighted Average Yield	0.4%
		Fund Net Assets	$19 million
		Turnover Rate	54%
		No. of Holdings	51
		Symbol	RYSFX
		* Excludes 38% of portfolio holdings with zero or negative earnings as of 12/31/01.

		TOP 10 POSITIONS % of Net Assets
		Erie Indemnity Company Cl. A	4.1%

		CNET Networks	3.7
		Gartner Cl. A	3.7
		Perot Systems Cl. A	3.0
		Peak International	2.7
		Syntel	2.7
		Florida Rock Industries	2.5
		Ocular Sciences	2.5
		Urban Outfitters	2.5
		Argonaut Group	2.4

GOOD IDEAS AT THE TIME 2001 Net Realized and Unrealized Loss

Trenwick Group — The price of this mid-sized reinsurer fell precipitously in the wake of the terrorist attacks, prompting us to sell our position. The company found itself in the unenviable position of being large enough to have absorbed big losses after September 11, but unable to date to take advantage of the higher premiums that also followed.

		PORTFOLIO SECTOR BREAKDOWN % of Net Assets
Trenwick Group	$320,131	Technology	32.6%
Comdisco	313,093	Health	10.8
INT Media Group	304,944	Financial Intermediaries	10.5
GenRad	268,400	Industrial Services	9.2
T/R Systems	151,025	Consumer Services	8.7
		Industrial Products	7.2
Comdisco — We sold what remained of our shares in July, sad to see this once-vital technology services firm unable to recover from the disaster of its costly Internet ventures.		Natural Resources	5.1
		Consumer Products	4.2
		Utilities	2.2
		Cash & Cash Equivalents	9.5

		Includes reinvestment of distributions.

THE ROYCE FUNDS ANNUAL REPORT 2001 | 27

SHAREHOLDER MEETING RESULTS AND NOTES TO PERFORMANCE AND RISK INFORMATION

At the Special Meeting of Shareholders held on September 14, 2001, in conjunction with the acquisition of Royce & Associates by Legg Mason, Inc., each Fund’s shareholders (i) approved a new Investment Advisory Agreement for the Fund and (ii) elected the board of trustees, consisting of (a) Charles M. Royce, (b) Donald R. Dwight, (c) Mark R. Fetting, (d) Richard M. Galkin, (e) Stephen L. Isaacs, (f) William L. Koke, (g) David L. Meister and (h) G. Peter O’Brien.

PENNSYLVANIA MUTUAL FUND				ROYCE LOW-PRICED STOCK FUND				ROYCE TRUST & GIFTSHARES FUND
(i)	34,502,027 For, 1,014,655 Against, 811,709 Abstain			(i)	36,865,355 For, 392,479 Against, 379,496 Abstain			(i)	2,481,228 For, 54,060 Against,127,175 Abstain
(ii)	Name	For	Withhold	(ii)	Name	For	Withhold	(ii)	Name	For	Withhold
	a	35,438,572	889,817		a	37,245,314	392,016		a	2,618,277	44,185
	b	35,575,331	753,058		b	37,224,710	412,620		b	2,618,277	44,185
	c	35,351,830	976,565		c	37,219,033	418,297		c	2,618,277	44,185
	d	35,603,357	725,032		d	37,240,452	396,878		d	2,618,277	44,185
	e	35,591,647	736,742		e	37,229,384	407,946		e	2,618,277	44,185
	f	35,593,105	739,165		f	37,234,009	403,321		f	2,618,277	44,185
	g	35,598,619	729,770		g	37,232,872	404,458		g	2,618,277	44,185
	h	35,549,942	778,447		h	37,230,585	406,745		h	2,618,277	44,185

ROYCE MICRO-CAP FUND				ROYCE OPPORTUNITY FUND				ROYCE SELECT FUND
(i)	8,454,189 For, 194,578 Against, 150,134 Abstain			(i)	33,935,867 For, 532,210 Against, 207,387 Abstain			(i)	54,537 For, 0 Against, 0 Abstain
(ii)	Name	For	Withhold	(ii)	Name	For	Withhold	(ii)	Name	For	Withhold
	a	8,678,897	120,003		a	34,209,433	466,030		a	54,537	0
	b	8,676,208	122,692		b	34,404,940	270,523		b	54,537	0
	c	8,673,488	125,412		c	34,181,852	493,611		c	54,537	0
	d	8,688,079	110,821		d	34,438,049	237,414		d	54,537	0
	e	8,688,635	110,265		e	34,426,081	249,382		e	54,537	0
	f	8,685,182	113,718		f	34,420,170	255,293		f	54,537	0
	g	8,688,073	110,827		g	34,420,371	255,092		g	54,537	0
	h	8,688,172	110,728		h	34,425,077	250,386		h	54,537	0

ROYCE TOTAL RETURN FUND				ROYCE PREMIER FUND
(i)	27,336,112 For, 308,929 Against, 412,587 Abstain			(i)	43,982,421 For, 645,561 Against, 535,187 Abstain
(ii)	Name	For	Withhold	(ii)	Name	For	Withhold
	a	27,717,007	340,621		a	43,851,603	1,311,566
	b	27,747,797	309,831		b	44,653,706	509,463
	c	27,693,054	364,574		c	43,850,550	1,312,619
	d	27,793,052	264,576		d	44,708,420	454,749
	e	27,785,225	272,403		e	44,669,981	493,188
	f	27,777,615	280,013		f	44,669,066	488,103
	g	27,763,553	294,075		g	44,703,891	459,278
	h	27,784,265	273,363		h	44,707,107	456,062

NOTES TO PERFORMANCE AND RISK INFORMATION

   All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results or volatility. Investment return and principal value will fluctuate, so that shares may be worth more or less than their original cost when redeemed. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the prospectus). The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely those of Royce, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2001 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

   Morningstar proprietary risk ratio measures a fund’s downside volatility relative to all equity funds, which have an average score of 1.00. The lower the risk ratio, the lower a fund’s downside volatility has been. Beta is a measure of sensitivity to market movements compared to the unmanaged S&P Index, with the beta of the S&P 500 equal to 1.00. A low beta means that the correlation of a fund’s performance to that of the market has been low. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.

   The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Nasdaq Composite, and S&P 500 are unmanaged indices of domestic common stocks. The Royce Funds and Royce Trust & GiftShares Fund are service marks of The Royce Funds. Distributor: Royce Fund Services, Inc.

28 | THE ROYCE FUNDS ANNUAL REPORT 2001

SCHEDULES OF INVESTMENTS			DECEMBER 31, 2001
PENNSYLVANIA MUTUAL FUND

COMMON STOCKS – 89.9%
	SHARES	VALUE		SHARES	VALUE
Consumer Products – 9.8%			Hanmi Financial [a]	5,000	$ 72,500
Apparel and Shoes – 3.8%			Oriental Financial Group	84,833	1,577,894
Garan	52,500	$ 2,231,250			7,311,190
Jones Apparel Group [a]	50,000	1,658,500	Insurance – 7.5%
K-Swiss Cl. A	55,900	1,858,675	Argonaut Group	104,900	2,052,893
Nautica Enterprises [a]	319,100	4,081,289	Baldwin & Lyons Cl. B	115,678	2,961,357
Oshkosh B'Gosh Cl. A	110,100	4,617,594	Capitol Transamerica [d]	115,600	1,901,620
Weyco Group [c]	197,650	5,010,427	Commerce Group	32,542	1,226,508
Wolverine World Wide	190,300	2,864,015	Leucadia National	57,200	1,651,364
		22,321,750	PMA Capital Cl. A	241,232	4,655,778
Food/Beverage/Tobacco – 0.1%			PXRE Group	72,600	1,280,664
800 JR Cigar [a,e]	34,900	453,700	ProAssurance [a]	419,654	7,377,517
Home Furnishing/Appliances – 1.5%			RLI	46,681	2,100,645
Bassett Furniture Industries	221,087	3,097,429	†United Fire & Casualty Company	117,800	3,372,614
†Industrie Natuzzi ADR [b,d]	160,600	2,351,184	Wesco Financial	13,360	4,208,400
La-Z-Boy	70,000	1,527,400	White Mountains Insurance Group	14,200	4,941,600
Lifetime Hoan	275,099	1,650,594	Zenith National Insurance	205,200	5,733,288
		8,626,607			43,464,248
Sports and Recreation – 2.0%			Securities Broker – 0.4%
Meade Instruments [a,d]	294,400	1,053,952	†E*TRADE Group [a]	227,800	2,334,950
Oakley [a]	232,800	3,785,328	Total (Cost $31,752,040)		53,110,388
Thor Industries	171,600	6,357,780
Winnebago Industries	15,200	561,488	Financial Services – 2.4%
		11,758,548	Information and Processing – 0.2%
			Fair, Isaac and Co.	18,200	1,146,964

			Insurance Brokers – 1.2%
Other Consumer Products – 2.4%			Clark/Bardes [a]	140,100	3,534,723
Burnham Corporation Cl. A	51,526	1,854,936	Crawford & Co. Cl. A	188,775	1,649,894
Lazare Kaplan International [a]	167,600	1,156,440	Gallagher (Arthur J.) & Company	62,900	2,169,421
Matthews International Cl. A	276,400	6,793,912			7,354,038
Velcro Industries	376,500	4,179,150	Investment Management – 1.0%
		13,984,438	BKF Capital Group [a]	93,500	2,683,450
Total (Cost $30,858,620)		57,145,043	John Nuveen Company Cl. A	56,700	3,032,316
					5,715,766
			Total (Cost $6,925,685)		14,216,768
Consumer Services – 5.2%
Retail Stores – 5.2%			Health – 8.4%
Big Lots	177,000	1,840,800	Commercial Services – 2.5%
Buckle (The) [a]	136,300	3,039,490	Covance [a]	114,100	2,590,070
Cato Cl. A	265,100	5,010,390	IDEXX Laboratories [a]	39,900	1,137,549
Charming Shoppes [a]	850,300	4,515,093	PAREXEL International [a]	223,500	3,207,225
Claire's Stores	185,900	2,807,090	Perrigo [a]	148,600	1,756,452
†Galyan's Trading Company [a,d]	191,000	2,719,840	Quintiles Transnational [a]	121,100	1,947,288
InterTAN [a]	25,000	314,000	Young Innovations [a]	151,700	3,936,615
Pier 1 Imports	104,100	1,805,094			14,575,199
Ross Stores	101,700	3,262,536	Drugs and Biotech – 3.3%
Stein Mart [a]	174,300	1,457,148	Antigenics [a,d]	245,100	4,019,640
Urban Outfitters [a]	142,400	3,434,688	†Biopure Corporation Cl. A [a,d]	84,500	1,200,745
Total (Cost $22,105,988)		30,206,169	BioReliance [a]	72,800	2,076,984
			†Celera Genomics Group -
Financial Intermediaries – 9.1%			Applera Corporation [a]	88,100	2,351,389
Banking – 1.2%			†DUSA Pharmaceuticals [a,d]	188,000	1,513,400
BOK Financial [a]	34,298	1,080,730	†Emisphere Technologies [a,d]	68,600	2,189,026
Baker Boyer Bancorp	31,300	1,893,650	Lexicon Genetics [a]	432,000	4,985,280
Community Banks	72,408	1,955,016	†Visible Genetics [a,d]	60,000	669,000
F & M Bancorporation (OK)	13,800	731,400			19,005,464
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2001 | 29

SCHEDULES OF INVESTMENTS
PENNSYLVANIA MUTUAL FUND (continued)

	SHARES	VALUE		SHARES	VALUE
Health (continued)			Kimball International Cl. B	188,900	$ 2,861,835
Health Services – 0.6%			Myers Industries	162,759	2,221,660
aaiPharma [a]	145,800	$ 3,668,328	NS Group [a]	390,400	2,920,192
Personal Care – 1.0% Ocular Sciences [a]	177,200	4,128,760			10,851,542
Regis	76,900	1,982,482	Total (Cost $42,712,846)		87,326,721
		6,111,242	Industrial Services – 8.7% Commercial Services – 3.6%
Surgical Products and Devices – 1.0%			ABM Industries	61,600	1,931,160
Arrow International	139,100	5,555,654	CDI Corporation [a] Cornell Companies [a]	114,600 213,900	2,177,400 3,775,335
Total (Cost $34,295,425)		48,915,887	Diebold New Horizons Worldwide [a]	9,800 111,600	396,312 1,283,400
Industrial Products – 15.0%			RCM Technologies [a]	180,500	848,350
Building Systems and Components – 2.5%			RemedyTemp Cl. A [a]	317,000	4,514,080
Liberty Homes Cl. A	93,350	509,691	Sevenson Environmental Services	257,840	2,707,320
Preformed Line Products Company	189,786	3,588,853	Wackenhut Corrections [a]	231,600	3,209,976
Simpson Manufacturing [a]	150,900	8,646,570
Skyline	47,900	1,544,775			20,843,333
		14,289,889	Engineering and Construction – 0.4% McDermott International [a]	185,000	2,269,950
Construction Materials – 3.0%
Ash Grove Cement Company	50,018	6,177,223	Food/Tobacco Processors – 1.2%
Florida Rock Industries	233,700	8,548,746	Farmer Bros.	6,175	1,636,375
Puerto Rican Cement Company	136,900	2,587,410	†Martek Biosciences [a,d]	117,800	2,562,150
		17,313,379	Midwest Grain Products	265,550	3,069,758
Industrial Components – 2.0%					7,268,283
CLARCOR	38,175	1,036,451
Penn Engineering & Manufacturing	261,400	4,378,450	Printing – 1.7% Bowne & Co.	208,500	2,668,800
Penn Engineering & Manufacturing Cl. A	89,100	1,471,041	Ennis Business Forms New England Business Service	315,600 218,900	3,029,760 4,191,935
†Wescast Industries Cl. A	103,100	3,149,705
Woodhead Industries	104,650	1,661,842			9,890,495
		11,697,489	Transportation and Logistics – 1.8% AirNet Systems [a]	359,100	2,958,984
Machinery – 2.0%			EGL [a]	129,674	1,808,952
Lincoln Electric Holdings	277,480	6,781,611	Frozen Food Express Industries [a]	602,037	1,288,359
Nordson Corporation	86,900	2,295,029	Hub Group Cl. A [a]	73,500	770,280
PAXAR [a]	194,200	2,757,640	Patriot Transportation Holding [a] Pittston Brink's Group	85,900 80,730	1,721,436 1,784,133
		11,834,280			10,332,144
Paper and Packaging – 0.3%
Liqui-Box	40,800	1,683,000	Total (Cost $35,193,862)		50,604,205
Pumps, Valves and Bearings – 2.0%			Natural Resources – 10.1%
Baldor Electric	108,100	2,259,290	Energy Services – 3.8%
†Denison International ADR [a,b]	177,700	2,942,712	Carbo Ceramics	112,900	4,421,164
Kaydon Corporation	66,100	1,499,148	†Dril-Quip [a]	232,700	5,608,070
NN	97,900	1,091,585	Global Industries [a]	167,450	1,490,305
Roper Industries	78,900	3,905,550	Helmerich & Payne Input/Output [a]	46,300 601,100	1,545,494 4,935,031
		11,698,285	Willbros Group [a]	248,250	3,972,000
Specialty Chemicals and Materials – 0.5%					21,972,064
Donaldson Company	49,000	1,903,160	Oil and Gas – 3.8%
MacDermid	64,500	1,093,275	Tom Brown [a] Denbury Resources [a]	198,100 443,272	5,350,681 3,240,318
		2,996,435	NATCO Group Cl. A [a] PetroCorp [a]	601,100 120,800	4,207,700 1,087,200
Textiles – 0.8%			Pure Resources [a]	209,799	4,216,960
Fab Industries	202,232	3,680,622	3TEC Energy [a]	304,400	4,261,600
Unifi [a] Other Industrial Products – 1.9% BHA Group Holdings	176,800 189,857	1,281,800 4,962,422 2,847,855			22,364,459

30 | THE ROYCE FUNDS ANNUAL REPORT 2001	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2001

	SHARES	VALUE		SHARES	VALUE

Natural Resources (continued)			Progress Software [a]	70,000	$ 1,209,600
Precious Metals and Mining – 1.8%			†Roxio [a]	195,900	3,242,145
Anglogold ADR [b,d]	302,400	$ 5,461,344	SPSS [a]	182,000	3,230,500
†Apex Silver Mines [a,d] †Gold Fields ADR [a],[b]	266,900 492,500	2,669,000 2,383,700	Transaction Systems Architects Cl. A [a]	178,500	2,188,410
		10,514,044			17,047,305
			Telecommunication – 0.5%
Real Estate – 0.7%			Plantronics [a]	55,200	1,415,328
†Trammell Crow Company [a]	346,300	4,051,710	REMEC [a]	149,700	1,495,503
Total (Cost $44,957,178)		58,902,277			2,910,831
Technology – 16.4% Aerospace/Defense – 2.4%			Total (Cost $64,979,961)		95,479,042
Curtiss-Wright	165,000	7,878,750	Miscellaneous – 4.8%
Woodward Governor	105,772	6,161,219 14,039,969	Total (Cost $23,718,283) TOTAL COMMON STOCKS		27,803,958
Components and Systems – 3.0%			(Cost $337,499,888)		523,710,458
American Power Conversion [a]	80,400	1,162,584
Cognex Corporation [a]	56,100	1,436,721	REPURCHASE AGREEMENT – 9.4%
Dionex [a]	107,676	2,746,815	State Street Bank & Trust Company, 0.85% dated 12/31/01, due 1/2/02, maturity value $54,966,596 (collateralized by U.S. Treasury Bonds, 7.25% due 5/15/16, valued at $56,064,807) (Cost $54,964,000)
Excel Technology [a]	159,700	2,778,780
Newport	103,900	2,003,192
PC-Tel [a]	116,400	1,130,244
Technitrol	103,900	2,869,718
†Zebra Technologies Cl. A [a]	57,500	3,191,825 17,319,879			54,964,000
Distribution – 2.4%			TOTAL INVESTMENTS – 99.3%
Arrow Electronics [a]	96,400	2,882,360	(Cost $392,463,888)		578,674,458
Avnet	220,975	5,628,233
Nu Horizons Electronics [a]	49,000	503,720	CASH AND OTHER ASSETS
†Plexus [a]	86,400	2,294,784	LESS LIABILITIES – 0.7%		4,283,487
Richardson Electronics	225,762	2,731,720 14,040,817	NET ASSETS – 100.0%		$582,957,945
Internet Software and Services – 0.6%
†RealNetworks [a]	53,500	317,790
Register.com [a]	267,900	3,080,850 3,398,640
IT Services – 2.7%
American Management Systems [a]	252,300	4,561,584
CIBER [a]	301,400	2,848,230
†Perot Systems Cl. A [a]	106,000	2,164,520
†Sapient Corporation [a]	683,500	5,276,620
Syntel [a]	73,700	952,941 15,803,895
Semiconductors and Equipment – 1.9%
Electroglas [a]	158,300	2,338,091
Exar [a]	128,500	2,679,225
†Fairchild Semiconductor Cl. A [a]	60,200	1,697,640
Helix Technology	51,800	1,168,090
†Mentor Graphics [a]	93,200	2,196,724
TTM Technologies [a]	82,800	837,936 10,917,706
Software – 2.9%
Integral Systems [a]	101,500	1,953,875
JDA Software Group [a]	174,600	3,902,310
National Instruments [a]	35,250	1,320,465

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2001 | 31

SCHEDULES OF INVESTMENTS
ROYCE MICRO-CAP FUND

COMMON STOCKS – 87.7%
	SHARES	VALUE		SHARES	VALUE
Consumer Products – 9.3%			CorVel [a]	34,500	$ 1,129,875
Apparel and Shoes – 1.6%					2,398,944
Nautica Enterprises [a]	107,500	$ 1,374,925	Investment Management – 0.6%
Oshkosh B'Gosh Cl. A	46,800	1,962,792	BKF Capital Group [a]	41,100	1,179,570
		3,337,717	U.S. Global Investors Cl. A [a]	137,000	143,850
Food/Beverage/Tobacco – 0.9%					1,323,420
800 JR Cigar [a,e]	151,900	1,974,700	Total (Cost $2,158,170)		3,722,364

Home Furnishing/Appliances – 0.9%			Health – 10.1%
Bassett Furniture Industries	43,100	603,831	Commercial Services – 2.1%
Falcon Products	98,800	666,900	PAREXEL International [a]	115,600	1,658,860
Lifetime Hoan	90,880	545,280	Young Innovations [a]	103,100	2,675,445
		1,816,011			4,334,305
Sports and Recreation – 3.0%			Drugs and Biotech – 4.5%
Meade Instruments [a]	233,300	835,214	Antigenics [a]	86,300	1,415,320
Monaco Coach [a]	67,950	1,486,067	BioSource International [a]	110,700	918,810
Thor Industries	94,900	3,516,045	BioReliance [a]	23,200	661,896
Winnebago Industries	11,700	432,198	†Emisphere Technologies [a]	32,600	1,040,266
		6,269,524	Lexicon Genetics [a]	246,300	2,842,302
Other Consumer Products – 2.9%			†VIVUS [a]	359,800	1,752,226
†Concord Camera [a]	246,300	1,950,696	Zila [a]	325,300	780,720
Lazare Kaplan International [a]	207,600	1,432,440			9,411,540
Matthews International Cl. A	94,800	2,330,184	Health Services – 0.7%
Velcro Industries	34,100	378,510	aaiPharma [a]	57,700	1,451,732
		6,091,830
Total (Cost $13,012,560)		19,489,782	Personal Care – 1.2%
			Lifeline Systems [a]	20,000	478,600
Consumer Services – 6.4%			Ocular Sciences [a]	92,300	2,150,590
Retail Stores – 6.4%					2,629,190
Buckle (The) [a]	98,400	2,194,320	Surgical Products and Devices – 1.6%
Cato Cl. A	176,200	3,330,180	Allied Healthcare Products [a]	71,000	262,700
Finish Line (The) Cl. A [a]	130,300	1,992,287	NMT Medical [a]	52,500	443,625
†Galyan's Trading Company [a]	95,500	1,359,920	Orthofix International [a]	30,000	1,113,075
†Jos. A. Bank Clothiers [a]	207,900	1,469,853	Osteotech [a]	115,900	643,245
La Senza Corporation	164,900	740,460	Vital Signs	23,700	827,130
Stein Mart [a]	109,500	915,420			3,289,775
Urban Outfitters [a]	61,800	1,490,616	Total (Cost $12,618,299)		21,116,542
Total (Cost $8,143,370)		13,493,056
			Industrial Products – 11.0%
Financial Intermediaries – 8.4%			Building Systems and Components – 1.1%
Insurance – 8.4%			Simpson Manufacturing [a]	39,200	2,246,160
Arch Capital Group	19,300	496,975	Construction Materials – 2.2%
Argonaut Group	37,300	729,961	Florida Rock Industries	87,650	3,206,237
Capitol Transamerica	134,855	2,218,365	Puerto Rican Cement Company	57,500	1,086,750
IPC Holdings	56,900	1,684,240	Synalloy Corporation	80,700	280,029
NYMAGIC	119,100	1,916,319			4,573,016
Navigators Group [a]	123,100	2,458,922	Industrial Components – 2.5%
PMA Capital Cl. A	63,700	1,229,410	Chase Industries [a]	29,000	265,350
ProAssurance [a]	196,300	3,450,954	Penn Engineering & Manufacturing	58,600	981,550
PXRE Group	114,100	2,012,724	†Wescast Industries Cl. A	100,600	3,073,330
†United Fire & Casualty Company	50,000	1,431,500	Woodhead Industries	55,800	886,104
Total (Cost $12,396,229)		17,629,370			5,206,334

Financial Services – 1.8%			Machinery – 0.8%
Insurance Brokers – 1.2%			Astec Industries [a]	28,300	409,218
Clark/Bardes [a]	50,300	1,269,069	Micro General [a]	101,830	1,396,089
					1,805,307

32 | THE ROYCE FUNDS ANNUAL REPORT 2001	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2001

	SHARES	VALUE		SHARES	VALUE
Industrial Products (continued)			PetroCorp [a]	273,100	$ 2,457,900
Pumps, Valves and Bearings – 1.6%			Pure Resources [a]	98,301	1,975,850
Denison International ADR [a], [b] NN	131,400 55,700	$ 2,175,984 621,055	3TEC Energy [a]	169,000	2,366,000
Sun Hydraulics	80,500	615,825			9,397,941
		3,412,864	Precious Metals and Mining – 1.0%
Specialty Chemicals and Materials – 0.4%			†Apex Silver Mines [a]	212,700	2,127,000
Hawkins Schulman (A.)	4,707 52,500	41,892 716,625	Total (Cost $18,096,036)		22,396,796
		758,517	Technology – 16.7%
Textiles – 0.3%			Aerospace/Defense – 3.5%
Fab Industries	33,600	611,520	Curtiss-Wright Ducommun [a]	40,600 180,400	1,938,650 2,002,440
Other Industrial Products – 2.1%			Herley Industries [a]	48,900	831,300
BHA Group Holdings	74,346	1,115,190	Special Metals [a]	181,200	469,290
Cubic Corporation	47,900	2,460,144	Woodward Governor	37,648	2,192,996
Quixote	49,100	932,900			7,434,676
		4,508,234	Components and Systems – 4.0% CSP [a]	100,823	357,972
Total (Cost $15,752,260)		23,121,952	DuraSwitch Industries [a] Excel Technology [a]	72,500 79,600	616,250 1,385,040
Industrial Services – 8.7% Commercial Services – 5.1%			MOCON †PC-Tel [a]	49,075 278,000	474,065 2,699,380
CDI Corporation [a]	32,100	609,900	Performance Technologies [a]	11,300	150,516
Cornell Companies[a]	138,400	2,442,760	Rainbow Technologies [a]	182,000	1,346,800
New Horizons Worldwide [a]	104,100	1,197,150	SBS Technologies [a]	43,000	626,510
On Assignment [a]	25,000	574,250	SIPEX Corporation [a]	40,900	525,565
RCM Technologies [a]	93,700	440,390	TransAct Technologies [a]	33,500	184,250
RemedyTemp Cl. A [a]	119,200	1,697,408			8,366,348
Sevenson Environmental Services	177,868	1,867,614	Distribution – 1.1%
Wackenhut Corrections [a]	138,500	1,919,610	Jaco Electronics [a] Richardson Electronics	185,250 115,300	911,430 1,395,130
		10,749,082			2,306,560
Food/Tobacco Processors – 0.8% Martek Biosciences [a]	27,200	591,600	Internet Software and Services – 0.5% †Register.com [a]	95,900	1,102,850
Midwest Grain Products	97,450	1,126,522	IT Services – 1.7% Analysts International	10,000	41,300
		1,718,122	Covansys Corporation [a] Forrester Research [a]	30,900 64,700	276,555 1,303,058
Printing – 1.7% Ennis Business Forms	154,600	1,484,160	Syntel [a]	146,900	1,899,417
New England Business Service	104,700	2,005,005			3,520,330
		3,489,165	Semiconductors and Equipment – 0.4% Electroglas [a]	52,400	773,948
Transportation and Logistics – 1.1% AirNet Systems [a]	185,800	1,530,992	Software – 3.9%
Frozen Food Express Industries [a]	182,450	390,443	ANSYS [a]	35,600	877,540
Patriot Transportation Holding [a]	18,500	370,740	Integral Systems [a] JDA Software Group [a]	62,000 74,700	1,193,500 1,669,545
		2,292,175	†Roxio [a] SPSS [a]	100,700 87,100	1,666,585 1,546,025
Total (Cost $14,853,311)		18,248,544	†Transaction Systems Architects Cl. A [a]	95,900	1,175,734
Natural Resources – 10.7% Energy Services – 5.2%					8,128,929
Carbo Ceramics Dril-Quip [a]	40,200 101,800	1,574,232 2,453,380	Telecommunication – 1.6% Globecomm Systems [a]	103,400	624,536
Gulf Island Fabrication [a]	111,700	1,397,367	REMEC [a]	77,500	774,225
Input/Output [a] Peerless Mfg. [a]	279,600 115,200	2,295,516 2,079,360	†Somera Communications [a]	272,400	2,056,620
Willbros Group [a]	67,000	1,072,000			3,455,381
		10,871,855	Total (Cost $28,333,368)		35,089,022
Oil and Gas – 4.5%
Denbury Resources [a]	146,100	1,067,991
NATCO Group Cl. A [a]	218,600	1,530,200

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.			THE ROYCE FUNDS ANNUAL REPORT 2001 | 33

SCHEDULES OF INVESTMENTS
ROYCE MICRO-CAP FUND (continued)		ROYCE TOTAL RETURN FUND

		COMMON STOCKS — 88.0%
	VALUE		SHARES	VALUE
Miscellaneous – 4.6%		Consumer Products – 8.3%
Total (Cost $9,953,614)	$ 9,752,061	Apparel and Shoes – 1.2%
TOTAL COMMON STOCKS		Garan	49,600	$ 2,108,000
(Cost $135,317,217)	184,059,489	Oshkosh B'Gosh Cl. A	46,100	1,933,434
REPURCHASE AGREEMENT – 11.4%		Wolverine World Wide	132,000	1,986,600
State Street Bank & Trust Company,				6,028,034
0.85% dated 12/31/01, due 1/2/02,		Collectibles – 0.4%
maturity value $23,921,130		Russ Berrie and Company	35,000	1,050,000
(collateralized by U.S. Treasury Bonds,		Topps Company (The) [a]	105,000	1,275,750
6.25% due 8/15/23, valued at				2,325,750
$24,402,924)		Food/Beverage/Tobacco – 0.6%
(Cost $23,920,000)	23,920,000	SUPERVALU	87,800	1,942,136
		Tootsie Roll Industries	25,996	1,015,924
TOTAL INVESTMENTS – 99.1%				2,958,060
(Cost $159,237,217)	207,979,489	Home Furnishing/Appliances – 2.6%
		Bassett Furniture Industries	166,700	2,335,467
CASH AND OTHER ASSETS		Ethan Allen Interiors	10,000	415,900
LESS LIABILITIES – 0.9%	1,851,585	Falcon Products [c]	462,900	3,124,575
		Flexsteel Industries	219,100	2,465,094
NET ASSETS – 100.0%	$209,831,074	†Industrie Natuzzi ADR [b]	138,200	2,023,248
		La-Z-Boy	97,500	2,127,450
		Lifetime Hoan	125,568	753,408
				13,245,142
		Sports and Recreation – 2.5%
		Fleetwood Enterprises	132,000	1,495,560
		†Monaco Coach [a]	152,400	3,332,988
		Sturm, Ruger & Co.	233,000	2,791,340
		Thor Industries	80,000	2,964,000
		†Winnebago Industries	56,700	2,094,498
				12,678,386
		Other Consumer Products – 1.0%
		American Greetings Cl. A	49,000	675,220
		Hunt Corporation	50,000	385,000
		Matthews International Cl. A	30,000	737,400
		Toro (The)	12,500	562,500
		Velcro Industries	212,000	2,353,200
		WD-40	23,400	623,610
				5,336,930
		Total (Cost $37,636,784)		42,572,302
		Consumer Services – 2.0%
		Restaurants/Lodgings – 0.1%
		CBRL Group	20,000	588,800
		Retail Stores – 1.9%
		Big Lots	310,700	3,231,280
		Claire's Stores	106,500	1,608,150
		†Payless ShoeSource [a]	49,100	2,756,965
		Urban Outfitters [a]	87,500	2,110,500
				9,706,895
		Total (Cost $8,903,332)		10,295,695
		Financial Intermediaries – 14.3%
		Banking – 2.8%
		Bank of the Ozarks	17,500	444,500
		Banknorth Group	36,900	830,988

34 | THE ROYCE FUNDS ANNUAL REPORT 2001	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2001

	SHARES	VALUE		SHARES	VALUE
Financial Intermediaries (continued)			†W.P. Stewart & Co.	143,200	$ 3,751,840
Banking (continued)					19,760,032
†Chemed Corporation	89,100	$ 3,020,490
			Other Financial Services – 0.5%
Chittenden Corporation	62,500	1,725,000
			†GATX Corporation	81,400	2,647,128
First Midwest Financial	25,200	340,830
			Total (Cost $29,828,779)		32,438,834
Oriental Financial Group	40,000	744,000
Pacific Century Financial	66,700	1,726,863
			Health – 2.1%
Susquehanna Bancshares	36,700	765,195
			Commercial Services – 0.8%
Texas Regional Bancshares Cl. A	22,000	832,700
			Hillenbrand Industries	17,300	956,171
Webster Financial	25,000	788,250
			Quintiles Transnational [a]	177,500	2,854,200
Wilmington Trust	50,000	3,165,500			3,810,371
		14,384,316
			Health Services – 0.1%
Insurance – 10.7%
			Omnicare	20,000	497,600
Argonaut Group	159,000	3,111,630
Capitol Transamerica	223,800	3,681,510	Surgical Products and Devices – 1.2%
Commerce Group	36,200	1,364,378	Arrow International	121,600	4,856,704
Erie Indemnity Company Cl. A	119,200	4,588,008	Invacare	45,000	1,516,950
Fidelity National Financial	71,500	1,773,200			6,373,654
Horace Mann Educators	55,000	1,167,100	Total (Cost $7,382,353)		10,681,625
Independence Holding	74,980	1,349,640
LandAmerica Financial Group	65,900	1,891,330	Industrial Products – 21.0%
†Leucadia National	76,900	2,220,103	Building Systems and Components – 1.3%
†MBIA	26,400	1,415,832	LSI Industries	143,750	2,501,250
†Markel Corporation [a]	7,300	1,311,445	Mueller (Paul) [c]	59,500	1,749,300
NYMAGIC	134,300	2,160,887	Skyline	40,000	1,290,000
Nationwide Financial Services Cl. A	15,000	621,900	Teleflex	26,000	1,230,060
Old Republic International	97,500	2,730,975			6,770,610
PMA Capital Cl. A	167,580	3,234,294	Construction Materials – 3.0%
PXRE Group	166,424	2,935,719	Ameron International	20,500	1,418,600
ProAssurance [a]	143,200	2,517,456	Ash Grove Cement Company	27,610	3,409,835
Protective Life	35,000	1,012,550	Florida Rock Industries	152,500	5,578,450
RLI	93,600	4,212,000	Oregon Steel Mills [a]	272,900	1,350,855
Trenwick Group	147,060	1,495,600	Puerto Rican Cement Company	144,400	2,729,160
Wesco Financial	1,920	604,800	Synalloy Corporation	295,000	1,023,650
White Mountains Insurance Group	16,900	5,881,200			15,510,550
Zenith National Insurance	124,300	3,472,942	Industrial Components – 1.7%
		54,754,499	CLARCOR	20,000	543,000
Securities Brokers – 0.8%			Penn Engineering &
Raymond James Financial	115,800	4,113,216	Manufacturing Cl. A	157,200	2,595,372
Total (Cost $62,578,286)		73,252,031	†Tektronix [a]	108,200	2,789,396
			Woodhead Industries	168,400	2,674,192
Financial Services – 6.3%					8,601,960
Information and Processing – 1.6%			Machinery – 2.6%
†FactSet Research Systems	65,000	2,271,750	Federal Signal	20,000	445,400
Investors Financial Services	21,216	1,404,711	Lincoln Electric Holdings	188,300	4,602,052
†Moody's Corporation	63,500	2,531,110	Minuteman International	136,800	1,157,328
SEI Investments	45,500	2,052,505	Nordson Corporation	112,600	2,973,766
		8,260,076	PAXAR [a]	99,900	1,418,580
Insurance Brokers – 0.3%			Regal-Beloit	50,000	1,090,000
Crawford & Co. Cl. A	202,700	1,771,598	Tecumseh Products Company Cl. A	27,300	1,382,199
Investment Management – 3.9%					13,069,325
Alliance Capital Management			Paper and Packaging – 0.7%
Holding L.P.	76,800	3,710,976	AptarGroup	45,000	1,576,350
Federated Investors Cl. B	25,000	797,000	Greif Bros. Cl. A	6,500	214,175
John Nuveen Company Cl. A	43,950	2,350,446	Peak International [a]	133,800	1,003,500
†Neuberger Berman	85,800	3,766,620	Sonoco Products	33,000	877,140
T. Rowe Price Group	155,000	5,383,150			3,671,165

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.			THE ROYCE FUNDS ANNUAL REPORT 2001 | 35

SCHEDULES OF INVESTMENTS
ROYCE TOTAL RETURN FUND (continued)

	SHARES	VALUE		SHARES	VALUE
Industrial Products (continued)			Printing – 1.5%
Pumps, Valves and Bearings – 3.9%			Bowne & Co.	140,000	$ 1,792,000
Baldor Electric	130,000	$ 2,717,000	Ennis Business Forms	311,500	2,990,400
Franklin Electric	71,300	5,846,600	New England Business Service	85,000	1,627,750
Kaydon Corporation	112,800	2,558,304	Standard Register (The)	56,700	1,050,651
NN	227,600	2,537,740			7,460,801
Roper Industries	66,500	3,291,750	Transportation and Logistics – 2.6%
Sun Hydraulics	312,650	2,391,773	Airborne	62,500	926,875
Tech/Ops Sevcon	56,000	406,000	AirNet Systems [a]	151,500	1,248,360
		19,749,167	CNF	52,800	1,771,440
Specialty Chemicals and Materials – 3.6%			EGL [a]	204,300	2,849,985
Arch Chemicals	122,500	2,842,000	Frozen Food Express Industries [a]	456,635	977,199
Brady Corporation Cl. A	88,700	3,246,420	Pittston Brink's Group	162,010	3,580,421
Calgon Carbon	174,000	1,452,900	† UTI Worldwide	99,200	1,941,344
Donaldson Company	145,000	5,631,800			13,295,624
Eastern	15,000	180,150	Other Industrial Services – 0.6%
MacDermid	233,531	3,958,350	Landauer	84,600	2,863,710
PolyOne Corporation	35,000	343,000	Total (Cost $56,083,750)		60,024,342
Schulman (A.)	69,000	941,850
		18,596,470	Natural Resources – 7.6%
Textiles – 0.5%			Energy Services – 2.1%
Fab Industries	145,100	2,640,820	Carbo Ceramics	54,600	2,138,136
Other Industrial Products – 3.7%			Helmerich & Payne	110,900	3,701,842
BHA Group Holdings	248,329	3,724,935	Lufkin Industries	67,700	1,814,360
CompX International Cl. A	163,000	2,114,110	Tidewater	94,700	3,210,330
Kimball International Cl. B	198,900	3,013,335			10,864,668
Myers Industries	52,192	712,421	Oil and Gas – 2.6%
Steelcase Cl. A	50,000	736,000	Berry Petroleum Company Cl. A	20,000	314,000
† Stewart & Stevenson Services	222,300	4,181,463	† EOG Resources	75,000	2,933,250
Superior Uniform Group	164,200	1,486,010	EnergySouth	26,750	643,338
Tennant	82,600	3,064,460	Husky Energy	222,284	2,299,201
		19,032,734	Penn Virginia	10,000	341,000
Total (Cost $95,552,195)		107,642,801	Pure Resources [a]	133,157	2,676,456
			St. Mary Land & Exploration Company	20,000	423,800
Industrial Services – 11.7%			† Stone Energy[a]	79,000	3,120,500
Commercial Services – 4.2%			3TEC Energy [a]	30,000	420,000
ABM Industries	149,300	4,680,555			13,171,545
† Central Parking	62,500	1,227,500	Precious Metals and Mining – 0.7%
† Cordiant Communications Group ADR [b]	310,900	2,207,390	Anglogold ADR [b]	206,400	3,727,584
† Diebold	80,000	3,235,200	Real Estate – 2.2%
Kelly Services Cl. A	105,000	2,298,450	Chelsea Property Group	87,500	4,296,250
Manpower	80,000	2,696,800	Cousins Properties	47,000	1,144,920
† On Assignment [a]	181,400	4,166,758	Glenborough Realty Trust	25,000	485,000
Sevenson Environmental Services	111,276	1,168,398	Kimco Realty	22,500	735,525
		21,681,051	Manufactured Home Communities	38,600	1,204,706
Food/Tobacco Processors – 1.2%			PS Business Parks	35,500	1,118,250
DIMON	336,700	2,424,240	Thornburg Mortgage	70,000	1,379,000
Universal	104,800	3,815,768	Vornado Realty Trust	20,000	832,000
		6,240,008			11,195,651
Industrial Distribution – 1.6%			Total (Cost $30,494,415)		38,959,448
Central Steel & Wire	5,798	2,725,060
Lawson Products	118,500	3,081,000
Ritchie Bros. Auctioneers [a]	107,600	2,677,088
		8,483,148

36 | THE ROYCE FUNDS ANNUAL REPORT 2001			THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2001

	SHARES	VALUE		PRINCIPAL AMOUNT	VALUE
Technology – 9.6%			CORPORATE BONDS – 2.0%
Aerospace/Defense – 1.2%			†Allegiance Telecom 12.875%
Curtiss-Wright	76,800	$ 3,667,200	Senior Note due 5/15/08	$ 1,000,000	$ 745,000
Woodward Governor	41,600	2,423,200	Charming Shoppes 7.50%
		6,090,400	Conv. Sub. Note due 7/15/06	4,115,000	4,022,412
Components and Systems – 2.8%			HMT Technology 5.75%
†American Power Conversion [a]	128,600	1,859,556	Conv. Sub. Note due 1/15/04	2,750,000	412,500
Analogic	29,000	1,116,790	†Level 3 Communications 9.125%
Dionex [a]	54,500	1,390,295	Senior Note due 5/1/08	3,500,000	1,662,500
Newport	80,300	1,548,184	†McLeodUSA 8.125%
Rainbow Technologies [a]	105,000	777,000	Senior Note due 2/15/09	4,000,000	860,000
Symbol Technologies	30,500	484,340	Richardson Electronics 8.25%
Technitrol	164,000	4,529,680	Conv. Sub. Deb. due 6/15/06	300,000	276,000
†Zebra Technologies Cl. A [a]	44,300	2,459,093	Sizeler Property Investors 8.00%
		14,164,938	Conv. Sub. Deb. due 7/15/03	300,000	295,500
Distribution – 2.0%			Standard Commercial 7.25%
†Arrow Electronics [a]	60,000	1,794,000	Conv. Sub. Deb. due 3/31/07	500,000	455,625
Avnet	236,000	6,010,920	Sunglass Hut International 5.25%
Richardson Electronics	202,400	2,449,040	Conv. Sub. Note due 6/15/03	1,250,000	1,231,250
		10,253,960
IT Services – 2.2%			TOTAL CORPORATE BONDS
Analysts International	399,200	1,648,696	(Cost $12,878,191)		9,960,787
Computer Task Group [a]	173,900	685,166
Covansys Corporation [a]	209,400	1,874,130	REPURCHASE AGREEMENT – 7.6%
Gartner Cl. A [a]	277,900	3,248,651	State Street Bank & Trust Company,
†Perot Systems Cl. A [a]	199,700	4,077,874	0.85% dated 12/31/01, due
		11,534,517	1/2/02, maturity value $39,047,844
Semiconductors and Equipment – 0.8%			(collateralized by U. S. Treasury
Exar [a]	153,100	3,192,135	Bonds, 6.25% due 8/15/23
Helix Technology	43,200	974,160	valued at $39,827,717)
		4,166,295	(Cost $39,046,000)		39,046,000
Software – 0.5%
Autodesk	64,000	2,385,280	TOTAL INVESTMENTS – 98.2%
Telecommunication – 0.1%			(Cost $452,503,411)		503,575,268
Communications Systems	99,000	746,460
Total (Cost $42,495,053)		49,341,850	CASH AND OTHER ASSETS
			LESS LIABILITIES – 1.8%		9,103,768
Utilities – 0.2%
NUI Corporation	51,000	1,208,700	NET ASSETS – 100.0%		$512,679,036
Total (Cost $1,186,445)		1,208,700

Miscellaneous – 4.9%
Total (Cost $22,878,797)		24,903,353

TOTAL COMMON STOCKS
(Cost $395,020,189)		451,320,981

PREFERRED STOCKS – 0.6%
Fleetwood Capital Trust 6.00% Conv.	70,000	1,260,000
†McLeodUSA 6.75% Conv.	50,000	1,125,000
Vornado Realty Trust 6.50% Conv.	15,000	862,500

TOTAL PREFERRED STOCKS
(Cost $5,559,031)		3,247,500

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2001 | 37

SCHEDULES OF INVESTMENTS
ROYCE LOW-PRICED STOCK FUND

COMMON STOCKS – 85.4%
	SHARES	VALUE		SHARES	VALUE
Consumer Products – 13.0%			Navigators Group [a],[c]	481,800	$ 9,623,955
Apparel and Shoes – 1.9%			PMA Capital Cl. A	598,000	11,541,400
Nautica Enterprises [a]	1,108,900	$ 14,182,831	†The Phoenix Companies [a]	200,000	3,700,000
Wolverine World Wide	361,000	5,433,050	ProAssurance [a]	493,900	8,682,762
		19,615,881	PXRE Group	131,100	2,312,604
Collectibles – 1.9%			Trenwick Group	506,400	5,150,088
Enesco Group [a]	624,300	3,933,090			65,140,110
Topps Company (The) [a]	1,274,300	15,482,745	Securities Brokers – 1.8%
		19,415,835	†E*TRADE Group [a]	1,260,100	12,916,025
Food/Beverage/Tobacco – 0.7%			†Instinet Group [a]	545,000	5,477,250
†Boston Beer Company Cl. A [a]	352,200	6,040,230			18,393,275
800 JR Cigar [a],[e]	60,700	789,100	Total (Cost $71,806,453)		83,533,385
		6,829,330
Home Furnishing/Appliances – 1.7%			Financial Services – 0.4%
Bassett Furniture Industries	79,700	1,116,597	Insurance Brokers – 0.4%
†Industrie Natuzzi ADR [b]	867,700	12,703,128	†Clark/Bardes [a]	169,700	4,281,531
†La-Z-Boy	149,100	3,253,362	Total (Cost $3,252,310)		4,281,531
		17,073,087
Sports and Recreation – 5.7%			Health – 13.2%
Arctic Cat	437,000	7,429,000	Commercial Services – 3.2%
†Callaway Golf	639,000	12,236,850	Covance [a]	243,300	5,522,910
Coachmen Industries	224,000	2,688,000	PAREXEL International [a]	430,600	6,179,110
Monaco Coach [a]	494,000	10,803,780	Perrigo [a]	915,200	10,817,664
†National R.V. Holdings [a]	278,140	2,725,772	Quintiles Transnational [a]	480,000	7,718,400
Oakley [a]	900,100	14,635,626	†Ventiv Health [a]	755,000	2,763,300
Sturm, Ruger & Co.	497,700	5,962,446			33,001,384
†Winnebago Industries	60,700	2,242,258	Drugs and Biotech – 7.0%
		58,723,732	Antigenics [a]	537,000	8,806,800
Other Consumer Products – 1.1%			†Biopure Corporation Cl. A [a]	425,400	6,044,934
†Concord Camera [a]	1,052,300	8,334,216	†Celera Genomics Group -
Velcro Industries	282,200	3,132,420	Applera Corporation [a]	170,200	4,542,638
		11,466,636	†Discovery Partners International [a]	994,400	7,358,560
Total (Cost $108,347,470)		133,124,501	†DUSA Pharmaceuticals [a],[c]	915,100	7,366,555
			†Emisphere Technologies [a]	118,200	3,771,762
Consumer Services – 7.9%			Lexicon Genetics [a]	1,312,400	15,145,096
Restaurants/Lodgings – 0.4%			Organogenesis [a]	1,139,300	5,468,640
†Lone Star Steakhouse & Saloon	291,500	4,322,945	†VIVUS [a],[c]	1,905,400	9,279,298
Retail Stores – 7.5%			Zila [a]	1,770,200	4,248,480
†AutoNation [a]	482,100	5,944,293			72,032,763
Big Lots	1,252,000	13,020,800	Health Service- 1.0%
Buckle (The) [a]	286,200	6,382,260	AaiPharma [a]	137,500	3,459,500
Cato Cl. A	628,800	11,884,320	†PDI [a]	300,000	6,696,000
Charming Shoppes [a]	2,318,100	12,309,111			10,155,500
†Circuit City Stores - Circuit City Group	100,000	2,595,000	Personal Care – 0.7%
Claire's Stores	486,000	7,338,600	Ocular Sciences [a]	333,000	7,758,900
Finish Line (The) Cl. A [a]	329,200	5,033,468	Surgical Products and Devices – 1.3%
Pier 1 Imports	696,800	12,082,512	†VISX [a]	970,700	12,861,775
		76,590,364	Total (Cost $127,199,423)		135,810,322
Total (Cost $66,439,874)		80,913,309
			Industrial Products – 3.2%
Financial Intermediaries – 8.1%			Industrial Components – 0.5%
Insurance – 6.3%			†Cable Design Technologies [a]	202,900	2,775,672
Argonaut Group	532,300	10,417,111	Ladish Company [a]	221,400	2,417,688
†CNA Surety	521,500	8,083,250			5,193,360
†Mutual Risk Management	295,000	2,153,500	Machinery – 0.7%
NYMAGIC	216,000	3,475,440	Lincoln Electric Holdings	290,100	7,090,044

38 | THE ROYCE FUNDS ANNUAL REPORT 2001			THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2001

	SHARES	VALUE		SHARES	VALUE
Industrial Products (continued)			Pure Resources [a]	387,873	$ 7,796,247
Specialty Chemicals and Materials – 0.9%			3TEC Energy [a]	546,400	7,649,600
† Albemarle Corporation	182,700	$ 4,384,800			27,724,609
Schulman (A.)	364,400	4,974,060	Precious Metals and Mining – 4.8%
		9,358,860	Anglogold ADR [b]	868,100	15,677,886
Textiles – 0.2%			† Apex Silver Mines [a]	1,311,500	13,115,000
Unifi [a]	268,000	1,943,000	Barrick Gold	539,540	8,605,663
Other Industrial Products – 0.9%			Gold Fields ADR [b]	2,421,300	11,719,092
† Steelcase Cl. A	610,100	8,980,672			49,117,641
Total (Cost $28,570,083)		32,565,936	Real Estate – 0.1%
			Glenborough Realty Trust	50,000	970,000
Industrial Services – 8.9%			Total (Cost $109,049,230)		121,725,893
Commercial Services – 4.2%
CDI Corporation [a]	258,200	4,905,800	Technology – 13.9%
Carlisle Holdings [a]	1,333,600	2,933,920	Components and Systems – 3.1%
Cornell Companies [a]	384,000	6,777,600	† American Power Conversion [a]	261,500	3,781,290
† Korn/Ferry International [a]	458,000	4,877,700	† DuraSwitch Industries [a]	271,200	2,305,200
† Labor Ready [a]	1,148,100	5,866,791	PC-Tel [a,c]	1,116,900	10,845,099
RemedyTemp Cl. A [a]	273,500	3,894,640	Rainbow Technologies [a]	1,129,200	8,356,080
Sevenson Environmental Services	145,026	1,522,773	† Read-Rite [a]	911,100	6,022,371
Spherion Corporation [a]	761,800	7,435,168			31,310,040
Wackenhut Corrections [a]	341,400	4,731,804	Distribution – 1.8%
		42,946,196	† Avnet	292,000	7,437,240
Engineering and Construction – 2.4%			† Daisytek International [a]	495,700	6,528,369
† Clayton Homes	270,000	4,617,000	Richardson Electronics	327,300	3,960,330
† Dycom Industries [a]	410,000	6,851,100			17,925,939
McDermott International [a]	1,000,000	12,270,000	Internet Software and Services – 1.1%
Stone & Webster [a]	491,000	446,810	INT Media Group [a,c]	2,081,100	3,954,090
		24,184,910	† RealNetworks [a]	616,500	3,662,010
Food/Tobacco Processors – 0.3%			† Register.com [a]	347,100	3,991,650
† Martek Biosciences [a]	154,500	3,360,375			11,607,750
Industrial Distribution – 0.5%			IT Services – 2.4%
Kaman Corporation Cl. A	339,400	5,294,640	Analysts International	699,100	2,887,283
Printing – 0.9%			CIBER [a]	235,000	2,220,750
Bowne & Co.	167,000	2,137,600	Perot Systems Cl. A [a]	645,500	13,181,110
Ennis Business Forms	389,100	3,735,360	Syntel [a]	507,200	6,558,096
New England Business Service	193,400	3,703,610			24,847,239
		9,576,570	Semiconductors and Equipment – 1.7%
Transportation and Logistics – 0.6%			Electroglas [a]	266,700	3,939,159
AirNet Systems [a]	217,200	1,789,728	Exar [a]	357,800	7,460,130
† EGL [a]	296,200	4,131,990	† Semitool [a]	202,500	2,324,700
		5,921,718	TTM Technologies [a]	354,700	3,589,564
Total (Cost $81,064,750)		91,284,409			17,313,553
			Software – 1.6%
Natural Resources – 11.9%			ANSYS [a]	188,000	4,634,200
Energy Services – 4.3%			Integral Systems [a]	88,600	1,705,550
Global Industries [a]	1,184,850	10,545,165	JDA Software Group [a]	93,400	2,087,490
Input/Output [a]	1,786,600	14,667,986	Progress Software [a]	92,100	1,591,488
Nabors Industries [a]	100,000	3,433,000	Transaction Systems Architects Cl. A [a]	538,800	6,605,688
National-Oilwell [a]	330,000	6,801,300			16,624,416
† Patterson-UTI Energy [a]	363,200	8,466,192	Telecommunication – 2.2%
		43,913,643	Garmin [a]	25,000	533,000
Oil and Gas – 2.7%			Globecomm Systems [a]	551,600	3,331,664
Tom Brown [a]	50,000	1,350,500	† Plantronics [a]	105,000	2,692,200
Denbury Resources [a]	127,400	931,294	REMEC [a]	548,700	5,481,513
Husky Energy	966,495	9,996,968

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.			THE ROYCE FUNDS ANNUAL REPORT 2001 | 39

SCHEDULES OF INVESTMENTS
ROYCE LOW-PRICED STOCK FUND (continued)			ROYCE OPPORTUNITY FUND

			COMMON STOCKS–94.8%
	SHARES	VALUE		SHARES	VALUE
Technology (continued)			Consumer Products–6.4%
Telecommunication (continued)			Apparel and Shoes–1.7%
†Somera Communications [a]	1,373,700	$ 10,371,435	Brown Shoe Company Hartmarx [a]	292,500 623,600	$ 4,750,200 1,028,940
		22,409,812	†Tommy Hilfiger [a]	300,100	4,126,375
Total (Cost $114,159,157)		142,038,749			9,905,515
Miscellaneous–4.9%			Collectibles–0.6%
Total (Cost $44,162,856)		49,853,286	Topps Company (The) [a]	310,200	3,768,930
			Home Furnishing/Appliances–1.1%
TOTAL COMMON STOCKS (Cost $754,051,606)		875,131,321	Bush Industries Cl. A Congoleum Corporation Cl. A [a] Dixie Group [a]	270,800 200,300 239,400	2,940,888 330,495 1,098,846
			Salton [a]	132,500	2,501,600
REPURCHASE AGREEMENT–13.9%					6,871,829
State Street Bank&Trust Company, 0.85% dated 12/31/01, due 1/2/02,			Publishing–1.3% †McClatchy Company Cl. A	80,000	3,760,000
maturity value $142,296,719 (collateralized by U.S. Treasury Bonds,			†Media General Cl. A	75,000	3,737,250
11.75% due 2/15/10, valued at $145,140,548)					7,497,250
(Cost $142,290,000)		142,290,000	Sports and Recreation–0.3% Cannondale Corporation [a]	170,000	380,800
			Coastcast Corporation	327,000	1,677,510
TOTAL INVESTMENTS–99.3% (Cost $896,341,606)		1,017,421,321			2,058,310
CASH AND OTHER ASSETS			Other Consumer Products–1.4% Cross (A.T.) & Company Cl. A [a]	270,000	1,593,000
LESS LIABILITIES–0.7%		7,271,838	†Playtex Products [a] Sonic Solutions [a]	400,000 339,100	3,900,000 1,681,936
NET ASSETS–100.0%		$1,024,693,159	Velcro Industries	85,000	943,500
					8,118,436
			Total (Cost $38,241,189)		38,220,270
			Consumer Services–10.9%
			Direct Marketing–1.6%
			†Coldwater Creek [a]	93,200	1,973,976
			Nu Skin Enterprises Cl. A	465,000	4,068,750
			Spiegel Cl. A	367,600	1,672,580
			Traffix [a]	217,400	1,576,150
					9,291,456
			Leisure/Entertainment–3.2%
			AMC Entertainment [a]	231,800	2,781,600
			†Aztar [a]	75,400	1,379,820
			Metro-Goldwyn-Mayer [a]	125,000	2,737,500
			†Orient-Express Hotels [a]	243,600	4,409,160
			Steinway Musical Instruments [a]	238,700	3,964,807
			†Take-Two Interactive Software [a]	101,900	1,647,723
			Vail Resorts [a]	140,100	2,483,973
					19,404,583
			Restaurants/Lodgings–0.9%
			Chart House Enterprises [a]	120,100	108,090
			IHOP Corporation [a]	159,000	4,658,700
			Piccadilly Cafeterias [a]	300,900	493,476
					5,260,266
			Retail Stores–4.6%
			Bombay Company (The) [a]	496,400	1,131,792
			Burlington Coat Factory Warehouse	169,000	2,839,200
			†Casey's General Stores	235,500	3,508,950
			†Gadzooks [a]	207,200	2,846,928

40 | THE ROYCE FUNDS ANNUAL REPORT 2001	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2001

	SHARES	VALUE		SHARES	VALUE
Consumer Services (continued)			Industrial Products – 24.1%
Retail Stores (continued)			Building Systems and Components–1.3%
†Gart Sports Company [a]	111,200	$ 2,335,200	AZZ	86,000	$ 1,829,220
Good Guys (The) [a]	375,000	1,492,500	†Lennox International	373,000	3,618,100
†Goody's Family Clothing [a] Hastings Entertainment [a]	472,300 74,900	1,983,660 322,070	Modtech Holdings [a]	286,401	2,362,808
InterTAN [a] Little Switzerland [a]	313,700 177,700	3,940,072 366,062			7,810,128
ShopKo Stores [a]	184,800	1,755,600	Construction Materials–1.0%
Wild Oats Markets [a]	350,500	3,480,465	Foster (L.B.) Cl. A [a]		1,352,250
Wilsons The Leather Experts [a]	122,700	1,400,007	Huttig Building Products [a] Lamson&Sessions [a]	454,100 68,200	2,770,010 358,050
		27,402,506	†Universal Stainless & Alloy Products [a]	204,000	1,693,200
Other Consumer Services–0.6%					6,173,510
Cash America International	437,700	3,720,450	Industrial Components–5.1%
Total (Cost $53,748,214)		65,079,261	BMC Industries
Financial Intermediaries–3.2%				553,900	1,141,034
Banking–1.1%			Channell Commercial [a]	249,500	810,875
Banknorth Group	67,200	1,513,344	CoorsTek [a]	70,000	2,228,800
Sterling Bancorp	96,190	2,808,748	Cummins	85,000	3,275,900
Waypoint Financial	164,500	2,480,660	Deswell Industries	130,900	2,488,409
		6,802,752	Ladish Company [a]	195,000	2,129,400
Insurance–2.1%			LeCroy Corporation [a]	105,000	1,911,000
Annuity and Life Re (Holdings)	88,000	3,991,680	Osmonics [a]	291,900	4,092,438
Fremont General	590,000	2,209,680	†Park Electrochemical	151,200	3,991,680
Horace Mann Educators PXRE Group	180,000 100,000	3,819,600 1,764,000	Penn Engineering & Manufacturing	144,500	2,420,375
		12,407,080	SPS Technologies [a]	54,300	1,896,156
Total (Cost $13,006,661)		19,209,832	Timken	235,000	3,802,300
					30,188,367
Financial Services–0.4%			Machinery–3.6%
Other Financial Services–0.4%			Atchison Casting [a]	200,400	352,704
†New Century Financial	182,800	2,473,284	Baldwin Technology Company [a]	360,300	435,963
Total (Cost $1,972,315)		2,473,284	Chart Industries [a]	500,800	1,176,880
Health – 2.9%			CIRCOR International	183,400	3,383,730
Commercial Services–0.6%			DT Industries [a]	250,200	1,376,100
Del Global Technologies [a]	100,500	231,150	Evans & Sutherland Computer [a]	281,000	1,863,030
QuadraMed [a]	410,000	3,464,500	GSI Lumonics [a]	367,700	3,114,419
		3,695,650	Hurco Companies [a]	206,200	453,640
			JLG Industries	123,200	1,312,080
Drugs and Biotech–0.4%			MTS Systems	181,600	1,835,976
Columbia Laboratories [a]	365,700	1,261,665	†3D Systems [a]	211,400	3,012,450
New Brunswick Scientific [a]	225,723	1,234,705	UNOVA [a]	500,000	2,900,000
		2,496,370			21,216,972
Health Services–0.5% LabOne [a]	209,400	3,224,760	Paper and Packaging–1.3%
			Applied Extrusion Technologies [a]	397,800	2,832,336
Personal Care–0.5%			Longview Fibre	275,200	3,250,112
Herbalife International Cl. A Weider Nutrition International Cl. A	189,000 203,600	2,687,580 342,048	Peak International [a]		1,572,750
		3,029,628			7,655,198
Surgical Products and Devices–0.9%			Pumps, Valves and Bearings–1.5%
Colorado MEDtech [a]	398,000	1,173,901	†Baldor Electric	118,100	2,468,290
Palomar Medical Technologies [a]	418,400	497,896	Flowserve [a]	101,200	2,692,932
SpaceLabs Medical [a]	280,700	3,410,505	Gardner Denver [a]	125,000	2,790,000
		5,082,302	NN	105,400	1,175,210
Total (Cost $15,544,414)		17,528,710			9,126,432

			Specialty Chemicals and Materials–5.7%
			Arch Chemicals	183,150	4,249,080
			Calgon Carbon	419,000	3,498,650
			Gundle/SLT Environmental [a]	312,000	811,200
			LESCO	267,500	2,300,500

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2001 | 41

SCHEDULES OF INVESTMENTS
ROYCE OPPORTUNITY FUND (continued)

	SHARES	VALUE		SHARES	VALUE
Industrial Products (continued)			Transportation and Logistics–2.7%
Specialty Chemicals and Materials (continued)			Alexander&Baldwin	75,000	$2,002,500
Lydall [a]	320,500	$3,205,000	Arkansas Best [a]	143,100	4,124,142
†MacDermid	129,500	2,195,025	†Atlas Air Worldwide Holdings [a]	247,600	3,627,340
†Material Sciences [a]	240,600	2,434,872	Mesa Air Group [a]	81,200	610,624
PolyOne Corporation	341,400	3,345,720	OMI Corporation [a]	316,100	1,258,078
Quaker Chemical	200,000	4,120,000	Sea Containers Cl. A	148,500	2,031,480
Rogers [a]	77,500	2,348,250	†Stelmar Shipping [a]	155,600	2,528,500
Solutia	200,000	2,804,000			16,182,664
Terra Industries [a]	466,100	1,631,350	Total (Cost $49,109,023)		59,886,596
Titanium Metals [a]	202,400	807,576
		33,751,223	Natural Resources–5.1%
Textiles–0.8%			Energy Services–1.9%
Cone Mills [a]	246,200	443,160	Chiles Offshore [a]	190,200	3,783,078
†Wellman	281,400	4,358,886	Kaneb Services	54,400	1,063,520
		4,802,046	Pride International [a]	190,000	2,869,000
			Willbros Group [a]	166,100	2,657,600
Other Industrial Products–3.8%			Xanser Corporation [a]	426,100	856,461
Albany International Cl. A	205,026	4,449,064			11,229,659
Cubic Corporation	88,700	4,555,632
Fansteel [a]	210,000	25,200	Oil and Gas–2.1%
Griffon [a]	299,190	4,487,850	Forest Oil [a]	138,200	3,898,622
Maxwell Technologies [a]	175,200	1,716,960	Nuevo Energy [a]	264,200	3,963,000
†McGrath RentCorp	75,000	2,814,000	†Swift Energy [a]	197,300	3,985,460
Smith (A.O.) Corporation	253,000	4,933,500	Clayton Williams Energy [a]	61,500	805,650
		22,982,206			12,652,732
Total (Cost $131,308,867)		143,706,082	Precious Metals and Mining–0.8%
			Brush Engineered Materials	130,000	1,851,200
Industrial Services–10.1%			Century Aluminum	230,400	3,078,144
Advertising/Publishing–0.6%					4,929,344
Harris Interactive [a]	551,800	1,600,220	Other Natural Resources–0.3%
Modem Media [a]	595,900	1,996,265	Cadiz [a]	190,000	1,523,800
		3,596,485	Total (Cost $30,353,571)		30,335,535
Commercial Services–3.1%
Ag Services of America [a]	175,000	1,925,000	Technology–26.6%
Benchmark Electronics [a]	149,200	2,828,832	Aerospace/Defense–4.9%
Central Garden&Pet [a]	243,500	2,060,010	AAR Corporation	153,900	1,386,639
Fleming Companies	165,300	3,058,050	Curtiss-Wright	38,500	1,838,375
Interpool	75,000	1,443,750	Ducommun [a]	220,000	2,442,000
†Manufacturers Services [a]	473,200	2,957,500	†EMS Technologies [a]	95,000	1,527,600
Regent Communications [a]	178,500	1,204,875	EDO Corporation	52,500	1,388,625
SCB Computer Technology [a]	724,400	434,640	Esterline Technologies [a]	154,900	2,479,949
Volt Information Sciences [a]	139,600	2,387,160	GenCorp	345,000	4,867,950
		18,299,817	Hawker Pacific Aerospace [a]	208,600	458,920
Engineering and Construction–0.4%			HEICO	115,000	1,733,050
Corrpro Companies [a]	393,700	1,074,801	Herley Industries [a]	237,500	4,037,500
Todd Shipyards [a]	150,000	1,335,000	Moog Cl. A [a]	165,350	3,604,630
		2,409,801	Paravant [a]	527,100	1,238,685
			†Teledyne Technologies [a]	135,000	2,199,150
Industrial Distribution–1.5%					29,203,073
†Hughes Supply	170,600	5,266,422
Kaman Corporation Cl. A	229,000	3,572,400	Components and Systems–7.5%
		8,838,822	Analogic	87,800	3,381,178
			†Ault [a,c]	236,400	969,240
Printing–1.8%			Auspex Systems [a]	390,600	703,080
Banta Corporation	76,600	2,261,232
			Avid Technology [a]	308,400	3,747,060
Bowne&Co.	333,000	4,262,400
			Chyron [a]	347,900	93,933
Wallace Computer Services	212,500	4,035,375
		10,559,007	†Concurrent Computer [a]	211,600	3,142,260
			†Digi International [a]	283,600	1,806,532

42 | THE ROYCE FUNDS ANNUAL REPORT 2001	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2001

	SHARES	VALUE		SHARES	VALUE
Technology (continued)			C-COR.net [a]	299,500	$ 4,363,715
Components and Systems (continued)			Comtech Telecommunications [a]	273,100	3,386,440
Dot Hill Systems [a]	586,300	$ 984,984	†Focal Communications [a]	521,900	318,359
†GlobespanVirata [a]	336,568	4,358,556	†General Communication Cl. A [a]	256,800	2,190,504
Hypercom Corporation [a]	511,700	3,837,750	Symmetricom [a]	331,000	2,518,910
Interphase Corporation [a]	132,000	718,080	†VTEL Corporation [a]	431,100	1,853,730
Maxtor Corporation [a]	543,300	3,444,522	Westell Technologies Cl. A [a]	591,400	1,561,296
Media 100 [a]	214,000	318,860			23,545,674
Merix Corporation [a]	102,200	1,762,950	Total (Cost $156,036,097)		158,580,947
Network Equipment Technologies [a]	472,100	2,572,945
Pinnacle Systems [a]	575,000	4,565,500	Utilities – 0.3%
Planar Systems [a]	117,400	2,477,140	†Montana Power [a]	284,600	1,636,450
Read-Rite [a]	630,400	4,166,944	Total (Cost $1,808,531)		1,636,450
†Spectrum Control [a]	303,200	1,591,800
		44,643,314	Miscellaneous – 4.8%
Distribution – 0.9%			Total (Cost $27,793,672)		28,539,655
Bell Microproducts [a]	380,900	4,806,958
Reptron Electronics [a]	215,700	672,725	TOTAL COMMON STOCKS
		5,479,683	(Cost $518,922,554)		565,196,622
Internet Software and Services – 0.4% †ePresence [a]	474,900	1,989,831	PREFERRED STOCK – 0.1%
			†Chart House Enterprises 10.00% Conv. [a]	53,909	53,909
IT Services – 1.3%
AlphaNet Solutions [a]	132,600	271,830
Bell Industries [a]	210,600	457,002	TOTAL PREFERRED STOCK
Computer Task Group [a]	400,000	1,576,000	(Cost $94,325)		53,909
Computer Horizons [a]	564,200	1,811,082	PRINCIPAL AMOUNT
Systems & Computer Technology [a]	275,000	2,843,500
Technology Solutions [a]	351,300	779,886
		7,739,300	CORPORATE BOND – 0.1%
			†Hexcel Corporation 9.75%
Semiconductors and Equipment – 5.2%			Senior Sub. Note due 1/15/09	$1,128,000	637,320
California Micro Devices [a]	103,800	487,860
†Credence Systems [a]	164,600	3,056,622
FSI International [a]	218,700	2,016,414	TOTAL CORPORATE BOND
Innovex [a]	339,500	1,147,510	(Cost $660,844)		637,320
MEMC Electronic Materials [a]	444,500	1,577,975
Robotic Vision Systems [a]	475,500	532,560	REPURCHASE AGREEMENT – 4.3%
Sheldahl [a]	343,600	178,672	State Street Bank & Trust Company,
Sigma Designs [a]	277,200	474,012	0.85% dated 12/31/01, due
Spectrian Corporation [a]	358,200	3,950,946	1/2/02, maturity value $25,857,221
Standard Microsystems [a]	332,400	5,158,848	(collateralized by U. S. Treasury
†TTM Technologies [a]	192,500	1,948,100	Bonds, 10.375% due 11/15/12,
Vishay Intertechnology [a]	236,131	4,604,555	valued at $26,375,352)
White Electronic Designs [a]	491,000	3,019,650	(Cost $25,856,000)		25,856,000
Xicor [a]	270,900	3,006,990	TOTAL INVESTMENTS – 99.3%
		31,160,714	(Cost $545,533,723)		591,743,851
Software – 2.5%
Carreker Corporation [a]	455,300	2,686,270	CASH AND OTHER ASSETS
Epicor Software [a]	548,300	816,967	LESS LIABILITIES – 0.7%		3,931,253
MSC.Software [a]	117,100	1,826,760
†Netopia [a]	556,700	3,089,685	NET ASSETS – 100.0%		$595,675,104
Phoenix Technologies [a]	392,900	4,573,356
Rogue Wave Software [a]	190,100	608,320
Versant Corporation [a]	300,000	1,218,000
		14,819,358
Telecommunication – 3.9%
Allen Telecom [a]	377,600	3,209,600
Arris Group [a]	424,500	4,143,120

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2001 | 43

SCHEDULES OF INVESTMENTS
ROYCE PREMIER FUND

COMMON STOCKS – 87.3%	SHARES	VALUE		SHARES	VALUE
Consumer Products – 2.2%			Pumps, Valves and Bearings – 2.1%
Apparel and Shoes – 2.2%			Roper Industries	336,000	$16,632,000
Jones Apparel Group [a]	135,000	$4,477,950	Textiles – 1.1%
Wolverine World Wide	868,100	13,064,905	Unifi [a]	1,202,600	8,718,850
Total (Cost $13,733,058)		17,542,855	Total (Cost $76,228,764)		107,028,345

Consumer Services – 8.1%			Industrial Services – 9.6%
Retail Stores – 8.1%			Commercial Services – 3.0%
Big Lots	2,144,700	22,304,880	Manpower	170,000	5,730,700
Charming Shoppes [a]	2,405,500	12,773,205	Spherion Corporation [a]	1,866,700	18,218,992
Claire's Stores	888,500	13,416,350			23,949,692
Ross Stores	498,900	16,004,712
Total (Cost $54,030,020)		64,499,147	Industrial Distribution – 1.1%
			Ritchie Bros. Auctioneers [a]	358,000	8,907,040
Financial Intermediaries – 13.5%			Transportation and Logistics – 5.5%
Insurance – 12.4%			C. H. Robinson Worldwide	226,600	6,552,139
Commerce Group	112,600	4,243,894	EGL [a]	1,140,300	15,907,185
Erie Indemnity Company Cl. A	557,400	21,454,326	Expeditors International
PMA Capital Cl. A	1,023,900	19,761,270	of Washington	76,600	4,362,370
Wesco Financial	47,400	14,931,000	Pittston Brink's Group	778,094	17,195,877
White Mountains Insurance Group	66,500	23,142,000			44,017,571
Zenith National Insurance	542,200	15,149,068	Total (Cost $74,674,743)		76,874,303
		98,681,558
			Natural Resources – 6.2%
Securities Brokers – 1.1%			Energy Services – 1.4%
†E*TRADE Group [a]	860,000	8,815,000	†Precision Drilling [a]	436,500	11,270,430
Total (Cost $69,467,133)		107,496,558
			Oil and Gas – 2.8%
Financial Services – 1.3%			Tom Brown [a]	829,810	22,413,168
Information and Processing – 1.3%			Precious Metals and Mining – 2.0%
Fair, Isaac and Co.	160,450	10,111,559	Anglogold ADR [b]	870,600	15,723,036
Total (Cost $3,411,376)		10,111,559	Total (Cost $43,927,205)		49,406,634

Health – 6.8%			Technology – 26.2%
Commercial Services – 2.5%			Aerospace/Defense – 3.9%
†Perrigo [a]	550,000	6,501,000	Curtiss-Wright	346,600	16,550,150
Quintiles Transnational [a]	862,000	13,860,960	Woodward Governor	254,556	14,827,887
		20,361,960			31,378,037
Drugs and Biotech – 2.4%			Components and Systems – 6.0%
†Celera Genomics Group -			†American Power Conversion [a]	522,400	7,553,904
Applera Corporation a	487,200	13,003,368	†Cognex Corporation [a]	511,800	13,107,198
†Incyte Genomics [a]	300,000	5,868,000	Dionex [a]	434,400	11,081,544
		18,871,368	†Zebra Technologies Cl. A [a]	289,000	16,042,390
Surgical Products and Devices – 1.9%					47,785,036
Haemonetics [a]	438,500	14,873,920	Distribution – 4.7%
Total (Cost $43,092,095)		54,107,248	Arrow Electronics [a]	593,200	17,736,680
			Avnet	782,147	19,921,284
Industrial Products – 13.4%					37,657,964
Building Systems and Components – 2.4%
Simpson Manufacturing [a]	331,300	18,983,490	IT Services – 6.7%
			Gartner Cl. A [a]	974,000	11,386,060
Construction Materials – 3.2%			Keane [a]	704,200	12,696,726
Florida Rock Industries	697,050	25,498,089	†Perot Systems Cl. A [a]	781,500	15,958,230
Machinery – 4.6%			†Sapient Corporation [a]	1,763,400	13,613,448
Lincoln Electric Holdings	969,090	23,684,560			53,654,464
Nordson Corporation	511,600	13,511,356
		37,195,916

44 | THE ROYCE FUNDS ANNUAL REPORT 2001	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2001
			ROYCE TRUST & GIFTSHARES FUND

			COMMON STOCKS – 85.6%
	SHARES	VALUE		SHARES	VALUE
Technology (continued)
Software – 1.8%			Consumer Products – 5.9%

National Instruments [a]	374,950	$ 14,045,627	Apparel and Shoes – 4.9%
			Delta Apparel [a]	53,540	$ 1,118,986
Telecommunication – 3.1%			†Nautica Enterprises [a]	39,300	502,647
†Allegiance Telecom [a]	2,194,000	18,188,260			1,621,633
Plantronics [a]	256,800	6,584,352
		24,772,612	Collectibles – 1.0%
Total (Cost $153,246,753)		209,293,740	†The Boyds Collection [a]	52,700	356,779
			Total (Cost $1,412,068)		1,978,412
TOTAL COMMON STOCKS			Consumer Services – 4.2%
(Cost $531,811,147)		696,360,389	Retail Stores – 4.2%
			Big Lots	62,000	644,800
REPURCHASE AGREEMENT – 12.8%			Urban Outfitters [a]	30,900	745,308
State Street Bank & Trust Company,			Total (Cost $1,039,984)		1,390,108
0.85% dated 12/31/01, due 1/2/02,
maturity value $101,840,809			Financial Intermediaries – 13.0%
(collateralized by U.S. Treasury Bonds,			Insurance – 11.0%
11.75% due 2/15/10, valued at $103,877,210)			Argonaut Group	42,200	825,854
(Cost $101,836,000)		101,836,000	Erie Indemnity Company Cl. A	15,000	577,350
					530,500
			Navigators Group [a]	16,000	319,600
			Horace Mann Educators	16,000	319,600
TOTAL INVESTMENTS – 100.1%			ProAssurance [a]	39,548	695,254
(Cost $633,647,147)		798,196,389	Zenith National Insurance	25,000	698,500
					3,647,058
LIABILITIES LESS CASH			Securities Brokers – 2.0%
AND OTHER ASSETS - (0.1)%		(948,318)	†E*TRADE Group [a]	65,000	666,250
NET ASSETS – 100.0%		$797,248,071	Total (Cost $3,243,091)		4,313,308
			Financial Services – 1.9%
			Insurance Brokers – 1.7%
			Aon	2,500	88,800
			Gallagher (Arthur J.) & Company	14,000	482,860
					571,660
			Investment Management – 0.2%
			BKF Capital Group [a]	2,300	66,010
			Total (Cost $268,028)		637,670

			Health – 10.7%
			Commercial Services – 4.9%
			†Covance [a]	30,000	681,000
			†Perrigo [a]	46,900	554,358
			†The TriZetto Group [a]	30,000	393,600
					1,628,958
			Drugs and Biotech – 2.7%
			†Celera Genomics Group -
			Applera Corporation [a]	20,000	533,800
			Lexicon Genetics [a]	31,000	357,740
					891,540
			Personal Care – 3.1%
			†Ocular Sciences [a]	44,100	1,027,530
			Total (Cost $2,637,831)		3,548,028

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2001 | 45

SCHEDULES OF INVESTMENTS
ROYCE TRUST & GIFTSHARES FUND (continued)

	SHARES	VALUE		SHARES	VALUE
Industrial Products – 3.6%			Semiconductors and Equipment – 3.7%
Machinery – 2.1%			Exar [a]	25,600	$ 533,760
Lincoln Electric Holdings	28,900	$ 706,316	†Fairchild Semiconductor Cl. A [a]	25,000	705,000
Other Industrial Products – 1.5%					1,238,760
BHA Group Holdings	31,843	477,645	Software – 1.2%
Total (Cost $1,012,823)		1,183,961	†iGate Capital [a]	99,900	409,590
			Telecommunication – 2.6%
Industrial Services – 10.9%
			†Allegiance Telecom [a]	32,900	272,741
Commercial Services – 5.5%
			†Somera Communications [a]	80,000	604,000
Kforce [a]	112,500	707,625
					876,741
New Horizons Worldwide [a]	31,000	356,500
			Total (Cost $6,637,981)		9,521,219
Spherion Corporation [a]	34,500	336,720
Wackenhut Corrections [a]	30,500	422,730
			Miscellaneous – 1.5%
		1,823,575
			Total (Cost $596,605)		490,240
Industrial Distribution – 2.1%
Ritchie Bros. Auctioneers [a]	29,000	721,520
			TOTAL COMMON STOCKS
Transportation and Logistics – 3.3%			(Cost $21,148,024)		28,456,127
AirNet Systems [a]	51,800	426,832
†EGL [a]	15,000	209,250
			REPURCHASE AGREEMENT – 13.4%
Pittston Brink's Group	20,570	454,597
			State Street Bank & Trust Company,
		1,090,679
			0.85% dated 12/31/01, due 1/2/02,
Total (Cost $3,228,408)		3,635,774
			maturity value $4,448,210
			(collateralized by U.S. Treasury Bonds,
Natural Resources – 5.3%
			10.375% due 11/15/12, valued at $4,538,004)
Energy Services – 2.0%
			(Cost $4,448,000)		4,448,000
Input/Output [a]	79,800	655,158
Oil and Gas – 3.3%
			TOTAL INVESTMENTS – 99.0%
Denbury Resources [a]	51,400	375,734	(Cost $25,596,024)		32,904,127
Pure Resources [a]	36,145	726,515
		1,102,249
Total (Cost $1,071,205)		1,757,407	CASH AND OTHER ASSETS
			LESS LIABILITIES – 1.0%		340,922
Technology – 28.6%
Components and Systems – 5.8%			NET ASSETS – 100.0%		$33,245,049
Kronos [a]	13,500	653,130
Newport	19,000	366,320
†SBS Technologies [a]	16,300	237,491
Zebra Technologies Cl. A [a]	12,000	666,120
		1,923,061
Distribution – 6.0%
Arrow Electronics [a]	25,000	747,500
Avnet	21,750	553,972
Richardson Electronics	56,100	678,810
		1,980,282
Internet Software and Services – 3.2%
†CNET Networks [a]	120,000	1,076,400
IT Services – 6.1%
Covansys Corporation [a]	32,300	289,085
†Forrester Research [a]	30,000	604,200
†Perot Systems Cl. A [a]	55,000	1,123,100
		2,016,385

46 | THE ROYCE FUNDS ANNUAL REPORT 2001	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2001
ROYCE SELECT FUND

COMMON STOCKS – 90.5%
	SHARES	VALUE		SHARES	VALUE
Consumer Products – 4.2%			Industrial Services – 9.2%
Apparel and Shoes – 3.0%			Commercial Services – 3.0%
†Nautica Enterprises [a]	20,700	$264,753	RemedyTemp Cl. A [a]	18,500	$263,440
Wolverine World Wide	19,000	285,950	Wackenhut Corrections [a]	21,100	292,446
		550,703			555,886
Collectibles – 1.2%			Transportation and Logistics – 6.2%
†The Boyds Collection [a]	34,000	230,180	AirNet Systems [a]	49,100	404,584
Total (Cost $676,186)		780,883	Aramex International [a]	27,800	280,780
			†EGL [a]	16,000	223,200
Consumer Services – 8.7%			Pittston Brink's Group	10,813	238,967
Retail Stores – 8.7%					1,147,531
Big Lots	37,000	384,800	Total (Cost $1,259,798)		1,703,417
Charming Shoppes [a]	59,100	313,821
Claire's Stores	10,500	158,550	Natural Resources – 5.1%
Ross Stores	8,900	285,512	Energy Services – 2.1%
Urban Outfitters [a]	19,000	458,280	Input/Output [a]	48,500	398,185
Total (Cost $1,177,277)		1,600,963	Oil and Gas – 3.0%
			Denbury Resources [a]	33,000	241,230
Financial Intermediaries – 10.5%
			Pure Resources [a]	15,268	306,887
Insurance – 10.5%
					548,117
Argonaut Group	22,500	440,325
			Total (Cost $642,081)		946,302
Erie Indemnity Company Cl. A	19,800	762,102
ProAssurance [a]	20,987	368,951	Technology – 32.6%
Zenith National Insurance	13,200	368,808	Aerospace/Defense – 1.8%
Total (Cost $1,445,803)		1,940,186	Curtiss-Wright	6,800	324,700
			Components and Systems – 4.9%
Health – 10.8%			†Newport	12,000	231,360
Commercial Services – 6.1%			†Rainbow Technologies [a]	37,700	278,980
†Covance [a]	15,000	340,500	†SBS Technologies [a]	4,600	67,022
†Quintiles Transnational [a]	25,000	402,000	†Zebra Technologies Cl. A [a]	6,000	333,060
†The TriZetto Group [a]	30,000	393,600
		1,136,100			910,422
			Distribution – 5.1%
Personal Care – 2.5%			Arrow Electronics [a]	10,000	299,000
Ocular Sciences [a]	20,000	466,000
			Avnet	8,000	203,760
Surgical Products and Devices – 2.2%			†Jaco Electronics [a]	28,000	137,760
Arrow International	10,000	399,400	Richardson Electronics	24,900	301,290
Total (Cost $1,398,850)		2,001,500			941,810
Industrial Products – 7.2%			Internet Software and Services – 3.7%
Building Systems and Components – 0.5%			†CNET Networks [a]	77,000	690,690
†Juno Lighting [a]	10,200	96,747	IT Services – 10.8%
Construction Materials – 2.5%			Covansys Corporation [a]	15,000	134,250
Florida Rock Industries	12,750	466,395	Gartner Cl. A [a]	58,200	680,358
			†Perot Systems Cl. A [a]	27,300	557,466
Paper and Packaging – 2.7%
			†Sapient Corporation [a]	16,000	123,520
Peak International [a]	67,600	507,000
			†Syntel [a]	38,900	502,977
Other Industrial Products – 1.5%					1,998,571
BHA Group Holdings	17,800	267,000
			Semiconductors and Equipment – 3.2%
Total (Cost $954,591)		1,337,142
			Exar [a]	10,400	216,840
			†Fairchild Semiconductor Cl. A [a]	13,000	366,600
					583,440
			Software – 1.6%
			†iGate Capital [a]	73,100	299,710

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2001 | 47

SCHEDULES OF INVESTMENTS
ROYCE SELECT FUND

	SHARES	VALUE
Technology (continued)
Telecommunication – 1.5%
†Allegiance Telecom [a]	29,800	$ 247,042
†Somera Communications [a]	5,000	37,750
		284,792
Total (Cost $4,027,698)		6,034,135
Utilities – 2.2%
†Montana Power [a]	69,000	396,750
Total (Cost $342,930)		396,750
TOTAL COMMON STOCKS
(Cost $11,925,214)		16,741,278
TOTAL INVESTMENTS – 90.5%
(Cost $11,925,214)		16,741,278

CASH AND OTHER ASSETS
LESS LIABILITIES – 9.5%		1,766,194
NET ASSETS – 100.0%		$18,507,472

a Non-income producing.

b American Depository Receipt.

c At December 31, 2001, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See notes to financial statements.

d A portion of these securities were on loan at December 31, 2001. Total market value of all securities on loan at December 31, 2001 was $11,974,048, for which the Fund had received $12,611,611 as collateral.

e A security for which market quotations are no longer readily available represents 0.1%, 0.9% and 0.1% of net assets for Pennsylvania Mutual Fund, Royce Micro-Cap Fund and Royce Low-Priced Stock Fund, respectively. This security has been valued at its fair value under procedures established by the Fund’s Board of Trustees.

† New additions in 2001(unaudited). Bold indicates a Fund’s largest 20 equity holdings in terms of December 31, 2001 market value.

48 | THE ROYCE FUNDS ANNUAL REPORT 2001	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES			DECEMBER 31, 2001

	Pennsylvania Mutual Fund	Royce Micro-Cap Fund	Royce Total Return Fund	Royce Low-Priced Stock Fund

ASSETS:
Investments at value*	$523,710,458	$184,059,489	$464,529,268	$875,131,321
Repurchase agreements (at cost and value)	54,964,000	23,920,000	39,046,000	142,290,000
Cash	547	17,614	165,089	100,389
Collateral from brokers on securities loaned	12,611,611	–	–	–
Receivable for investments sold	1,807,340	–	7,738,665	201,993
Receivable for capital shares sold	3,204,447	2,358,921	4,796,220	16,740,544
Receivable for dividends and interest	481,255	70,825	896,316	395,267
Prepaid expenses and other assets	12,596	3,914	8,336	8,866
Total Assets	596,792,254	210,430,763	517,179,894	1,034,868,380
LIABILITIES:
Payable for collateral on securities loaned	12,611,611	–	–	–
Payable for investments purchased	44,423	189,604	3,472,986	7,308,929
Payable for capital shares redeemed	632,828	116,929	427,399	1,419,784
Payable for investment advisory fees	371,287	219,932	415,277	1,029,598
Accrued expenses	174,160	73,224	185,196	416,910
Total Liabilities	13,834,309	599,689	4,500,858	10,175,221
Net Assets	$582,957,945	$209,831,074	$512,679,036	$1,024,693,159
ANALYSIS OF NET ASSETS:
Undistributed net investment income	$201,276	$–	$169,771	$–
Accumulated net realized gain on investments	11,540,114	3,102,083	675,092	1,519,785
Net unrealized appreciation on investments	186,210,570	48,742,272	51,071,857	121,079,715
Capital shares	78,999	17,716	59,649	87,794
Additional paid-in capital	384,926,986	157,969,003	460,702,667	902,005,865
Net Assets	$582,957,945	$209,831,074	$512,679,036	$1,024,693,159
Investment Class	$445,171,333	$203,233,379	$509,250,252	$1,024,693,159
Consultant Class	$137,786,612	$6,597,695	$3,428,784

SHARES OUTSTANDING:
(unlimited number of $.001 par value
shares authorized for each Fund)
Investment Class	60,277,612	17,151,063	59,252,233	87,794,319
Consultant Class	18,721,810	564,723	396,855

NET ASSET VALUES:
(Net Assets / Shares Outstanding)
Investment Class (1)	$7.39	$11.85	$8.59	$11.67
Consultant Class (2)	$7.36	$11.68	$8.64
*Investments at identified cost	$337,499,888	$135,317,217	$413,457,411	$754,051,606
(1) Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund.
(2) Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2001 | 49

STATEMENTS OF ASSETS AND LIABILITIES			DECEMBER 31, 2001

	Royce Opportunity Fund	Royce Premier Fund	Royce Trust & GiftShares Fund	Royce Select Fund

ASSETS:
Investments at value*	$565,887,851	$696,360,389	$28,456,127	$16,741,278
Repurchase agreements (at cost and value)	25,856,000	101,836,000	4,448,000	–
Cash	956,675	340	1,549	1,821,080
Receivable for investments sold	4,785,269	517,912	–	–
Receivable for capital shares sold	3,192,505	1,586,871	371,850	99,951
Receivable for dividends and interest	366,950	446,230	7,891	2,822
Prepaid expenses and other assets	10,825	17,336	663	–
Total Assets	601,056,075	800,765,078	33,286,080	18,665,131

LIABILITIES:
Payable for investments purchased	1,419,077	–	–	–
Payable for capital shares redeemed	3,292,851	2,624,998	–	–
Payable for investment advisory fees	486,020	662,049	27,088	157,659
Accrued expenses	183,023	229,960	13,943	–
Total Liabilities	5,380,971	3,517,007	41,031	157,659
Net Assets	$595,675,104	$797,248,071	$33,245,049	$18,507,472

ANALYSIS OF NET ASSETS:
Accumulated net realized gain on investments	7,984,308	28,146,414	772,715	258,248
Net unrealized appreciation on investments	46,210,128	164,549,242	7,308,103	4,816,064
Capital shares	66,114	75,626	2,922	105
Additional paid-in capital	541,414,554	604,476,789	25,161,309	13,433,055
Net Assets	$595,675,104	$797,248,071	$33,245,049	$18,507,72
Investment Class	$577,102,587	$797,248,071	$26,145,065	$18,507,472
Consultant Class			$162,671
Institutional Class	$5,173,130
Financial Intermediary/Consultant B Class**	$13,399,387		$6,937,313

SHARES OUTSTANDING:
(unlimited number of $.001 par value
shares authorized for each Fund)
Investment Class	64,047,754	75,626,108	2,280,373	104,580
Consultant Class			14,682
Institutional Class	574,053
Financial Intermediary/Consultant B Class**	1,492,225		626,496

NET ASSET VALUES:
(Net Assets / Shares Outstanding)
Investment Class (1)	$9.01	$10.54	$11.47	$176.97
Consultant Class (2)			$11.08
Institutional Class (2)	$9.01
Financial Intermediary/Consultant B Class (3)**	$8.98		$11.07
*Investments at identified cost	$519,677,723	$531,811,147	$21,148,024	$11,925,214
(1) Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund (2% for Royce Select Fund within three years of purchase, N/A for Royce Trust & GiftShares Fund).
(2) Offering and redemption price per share.
(3) Offering and redemption price per share; redemption price per share is equal to NAV, less applicable deferred sales charge for Royce Trust & GiftShares Fund Consultant B Class.
**Financial Intermediary Class of Royce Opportunity Fund and Consultant B Class of Royce Trust & GiftShares Fund.
THE ROYCE FUNDS ANNUAL REPORT 2001 | 50	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SCHEDULES OF CHANGES IN NET ASSETS

	Pennsylvania Mutual Fund		Royce Micro-Cap Fund		Royce Total Return Fund
	Year ended December 31, 2001	Year ended December 31, 200	Year ended December 31, 2001	Year ended December 31, 2000	Year ended December 31, 2001	Year ended December 31, 2001
INVESTMENT OPERATIONS:
Net investment income (loss)	$299,459	$2,164,085	$(1,190,325)	$(303,915)	$4,386,580	$4,916,618
Net realized gain on investments	47,872,298	84,984,913	5,633,443	17,130,565	9,733,528	16,748,202
Net change in unrealized appreciation
(depreciation) on investments	39,588,880	(7,349,132)	29,712,545	1,982,564	39,096,210	21,379,719
Net increase in net assets from
investment operations	87,760,637	79,799,866	34,155,663	18,809,214	53,216,318	43,044,539
DISTRIBUTIONS:
Net investment income
Investment Class	(1,248,909)	(350,099)	–	–	(5,013,000)	(4,694,997)
Consultant Class	–	–	–	–	–
Net realized gain on investments
Investment Class	(38,133,262)	(72,712,211)	(3,035,508)	(15,945,464)	(11,828,657)	(19,166,501)
Consultant Class	(11,133,129)	(24,481,420)	(48,849)	(171,075)	(15,730)
Total distributions	(50,515,300)	(97,543,730)	(3,084,357)	(16,116,539)	(16,857,387)	(23,861,498)
CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	68,248,934	34,431,014	78,583,212	46,730,466	248,762,003	89,432,404
Consultant Class	13,814,242	3,478,298	4,902,182	313,934	3,339,336
Value of shares issued in connection
with the merger of The REvest Value Fund					–	14,219,512
Distributions reinvested
Investment Class	36,230,087	68,107,666	2,937,476	15,501,251	15,590,394	22,320,047
Consultant Class	10,654,620	23,248,196	48,147	166,690	15,017
Value of shares redeemed
Investment Class	(56,157,592)	(90,860,606)	(49,052,313)	(36,562,335)	(72,947,656)	(112,040,492)
Consultant Class	(24,669,967)	(23,384,092)	(416,594)	(54,421)	(1,468)
Net increase in net assets from
capital share transactions	48,120,324	15,020,476	37,002,110	26,095,585	194,757,626	13,931,471
NET INCREASE (DECREASE) IN NET ASSETS	85,365,661	(2,723,388)	68,073,416	28,788,260	231,116,557	33,114,512
NET ASSETS:
Beginning of period	497,592,284	500,315,672	141,757,658	112,969,398	281,562,479	248,447,967
End of period	$582,957,945	$497,592,284	$209,831,074	$141,757,658	$512,679,036	$281,562,479
UNDISTRIBUTED NET INVESTMENT INCOME
AT END OF PERIOD	$201,276	$1,218,290	$–	$–	$169,771	$343,162
CAPITALSHARE TRANSACTIONS (IN SHARES):
Shares sold
Investment Class	9,234,281	4,585,196	7,058,204	4,465,895	30,032,013	12,093,855
Consultant Class	1,899,656	469,398	436,245	30,430	395,239
Shares issued in connection with the merger
of The REvest Value Fund					–	1,846,690
Shares issued for reinvestment of distributions
Investment Class	5,102,667	10,478,103	259,037	1,621,474	1,871,043	3,023,805
Consultant Class	1,504,977	3,576,675	4,302	17,565	1,792
Shares redeemed
Investment Class	(7,780,237)	(12,308,898)	(4,489,382)	(3,528,780)	(8,908,920)	(15,470,590)
Consultant Class	(3,345,647)	(3,131,411)	(41,696)	(5,233)	(176)
Net increase in shares outstanding
Investment Class	6,556,711	2,754,401	2,827,859	2,558,589	22,994,136	1,493,760
Consultant Class	58,986	914,662	398,851	42,762	396,855
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2001 | 51

STATEMENTS OF CHANGES IN NET ASSETS

	Royce Low-Priced Stock Fund		Royce Opportunity Fund		Royce Premier Fund
	Year ended December 31, 2001	Year ended December 31, 2001	Year ended December 31, 2001	Year ended December 31, 2001	Year ended December 31, 2001	Year ended December 31, 2001
INVESTMENT OPERATIONS:
Net investment income(loss)	$ (2,909,928)	$ 24,803	$ (971,310)	$ 27,527	$ (315,289)	$ 2,041,811
Net realized gain on investments	2,063,684	6,712,281	12,290,737	26,012,922	38,893,351	78,575,023
Net change in unrealized appreciation
(depreciation) on investments	113,998,931	4,112,898	48,980,845	(9,403,467)	29,566,086	15,286,922
Net increase in net assets from investment operations	113,152,687	10,849,982	60,300,272	16,616,982	68,144,148	95,903,756
DISTRIBUTIONS:
Net investment income
Investment Class	-	-	-	-	-	(1,782,932)
Financial Intermediary Class			-	-
Net realized gain on investments
Investment Class	(1,816,080)	(7,215,807)	(7,012,310)	(26,067,358)	(16,988,606)	(75,474,066)
Financial Intermediary Class			(198,649)	(88,326)
Total distributions	(1,816,080)	(7,215,807)	(7,210,959)	(26,155,684)	(16,988,606)	(77,256,998)
CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	933,932,492	115,933,760	342,975,825	261,722,375	186,513,800	148,172,153
Institutional Class			5,000,000
Financial Intermediary Class			17,026,688	1,172,471
Distributions reinvested
Investment Class	1,678,337	6,704,563	6,551,552	24,204,664	16,484,502	75,048,679
Financial Intermediary Class			198,649	88,326
Value of shares redeemed
Investment Class	(153,109,589)	(19,947,474)	(123,195,710)	(38,354,261)	(132,558,809)	(134,048,137)
Institutional Class			-
Financial Intermediary Class			(5,632,344)	(32,409)
Net increase in net assets from capital share transactions	782,501,240	102,690,849	242,924,660	248,801,166	70,439,493	89,172,695
NET INCREASE IN NET ASSETS	893,837,847	106,325,024	296,013,973	239,262,464	121,595,035	107,819,453
NET ASSETS:
Beginning of period	130,855,312	24,530,288	299,661,131	60,398,667	675,653,036	567,833,583
End of period	$ 1,024,693,159	$ 130,855,312	$ 595,675,104	$ 299,661,131	$ 797,248,071	$ 675,653,036
UNDISTRIBUTED NET INVESTMENT INCOME
AT END OF PERIOD	$ -	$ 24,803	$ -	$ -	$ -	$ 292,962
CAPITALSHARE TRANSACTIONS (IN SHARES):
Shares sold
Investment Class	88,844,869	12,352,253	39,739,506	31,358,466	18,681,596	14,899,738
Institutional Class			574,053
Financial Intermediary Class			1,976,950	133,551
Shares issued for reinvestment of distributions
Investment Class	149,323	740,825	756,531	3,214,431	1,589,635	8,026,571
Financial Intermediary Class			23,018	11,730
Shares redeemed
Investment Class	(15,199,798)	(2,100,105)	(14,808,516)	(4,611,746)	(13,351,806)	(13,616,681)
Institutional Class			-
Financial Intermediary Class			(649,209)	(3,815)
Net increase in shares outstanding
Investment Class	73,794,394	10,992,973	25,687,521	29,961,151	6,919,425	9,309,628
Institutional Class			574,053
Financial Intermediary, Class			1,350,759	141,466

THE ROYCE FUNDS ANNUAL REPORT 2001 | 52	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SCHEDULES OF CHANGES IN Net Assets

	Royce Trust & GiftShares Fund		Royce Select Fund
	Year ended December 31, 2001	Year ended December 31, 2000	Year ended December 31, 2001	Year ended December 31, 2000
INVESTMENT OPERATIONS:
Net investment income (loss)	$(290,094)	$(174,310)	$(327,521)	$(198,409)
Net realized gain on investments	1,462,191	2,316,359	517,154	1,760,236
Net change in unrealized appreciation (depreciation) on investments	4,169,184	204,043	3,266,364	3,780
Net increase in net assets from investment operations	5,341,281	2,346,092	3,455,997	1,565,607
DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	–
Consultant Class	–
Consultant B Class	–	–
Net realized gain on investments
Investment Class	(1,197,492)	(2,127,550)	(627,829)	(1,127,953)
Consultant Class	–
Consultant B Class	(325,277)	(526,700)
Total distributions	(1,522,769)	(2,654,250)	(627,829)	(1,127,953)
CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	2,553,437	2,178,555	2,397,806	2,229,393
Consultant Class	162,500
Consultant B Class	613,566	1,492,773
Distributions reinvested
Investment Class	1,197,026	2,127,434	499,511	843,920
Consultant B Class	325,109	526,700
Value of shares redeemed
Investment Class	(125,422)	(127,750)	(286,395)	(300,282)
Consultant Class	–
Consultant B Class	(56,258)	(75,948)
Net increase in net assets from capital share transactions	4,669,958	6,121,764	2,610,922	2,773,031
NET INCREASE IN NET ASSETS	8,488,470	5,813,606	5,439,090	3,210,685
NET ASSETS:
Beginning of period	24,756,579	18,942,973	13,068,382	9,857,697
End of period	$33,245,049	$24,756,579	$18,507,472	$13,068,382
UNDISTRIBUTED NET INVESTMENT INCOME AT END OF PERIOD	$–	$–	$–	$–
CAPITAL SHARE TRANSACTIONS (IN SHARES):
Shares sold
Investment Class	238,187	207,743	14,716	14,753
Consultant Class	14,682
Consultant B Class	58,102	145,370
Shares issued for reinvestment of distributions
Investment Class	106,581	220,690	2,919	6,131
Consultant B Class	29,964	56,142
Shares redeemed
Investment Class	(11,940)	(12,271)	(1,746)	(2,086)
Consultant Class	–
Consultant B Class	(5,350)	(7,709)
Net increase in shares outstanding
Investment Class	332,828	416,162	15,889	18,798
Consultant Class	14,682
Consultant B Class	82,716	193,803
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2001 | 53

STATEMENTS OF OPERATIONS			YEAR ENDED DECEMBER 31, 2001
	Pennsylvania Mutual Fund	Royce Micro-Cap Fund	Royce Total Return Fund	Royce Low-Priced Stock Fund
INVESTMENT INCOME:
Income:
Dividends	$5,347,612	$967,469	$7,424,784	$3,536,577
Interest	1,104,688	390,057	1,727,921	1,587,662
Total income	6,452,300	1,357,526	9,152,705	5,124,239
Expenses:
Investment advisory fees	4,121,066	2,544,232	3,856,044	8,088,088
Distribution fees – Investment Class	–	–	–	1,348,015
Distribution fees – Consultant Class	1,321,356	20,580	1,493	–
Shareholder servicing	308,196	126,076	380,723	582,846
Shareholder reports	202,711	82,839	141,989	261,445
Administrative and office facilities	201,956	61,024	126,091	114,380
Custodian	128,769	80,965	99,765	154,173
Trustees' fees	44,224	13,805	29,804	33,345
Audit	38,300	13,150	28,300	37,450
Registration	41,734	34,387	66,070	224,750
Legal	15,201	4,573	9,316	7,743
Other expenses	48,783	15,239	28,298	21,450
Total expenses	6,472,296	2,996,870	4,767,893	10,873,685
Fees waived by investment adviser and distributor	(319,455)	(433,903)	–	(2,839,513)
Expenses reimbursed by investment advisor-
Consultant Class	–	(15,116)	(1,768)	–

Net expenses	6,152,841	2,547,851	4,766,125	8,034,167
Net investment income (loss)	299,459	(1,190,325)	4,386,580	(2,909,928)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	47,872,298	5,633,443	9,733,528	2,063,684
Net change in unrealized appreciation
(depreciation) on investments	39,588,880	29,712,545	39,096,210	113,998,931

Net realized and unrealized gain on investments	87,461,178	35,345,988	48,829,738	116,062,615

NET INCREASE IN NET
ASSETS FROM INVESTMENT OPERATIONS	$87,760,637	$34,155,663	$53,216,318	$113,152,687

54 | THE ROYCE FUNDS ANNUAL REPORT 2001	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS		YEAR ENDED DECEMBER 31, 2001

	Royce	Royce	Royce Trust &	Royce
	Opportunity	Premier	GiftShares	Select
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Income:
Dividends	$3,799,446	$5,595,127	$151,678	$90,170
Interest	1,070,969	2,717,479	41,192	-

Total income	4,870,415	8,312,606	192,870	90,170

Expenses:
Investment advisory fees	4,877,530	7,247,357	283,833	417,691
Distribution fees - Investment Class	-	-	55,934	-
Distribution fees - Consultant Class	-	-	4	-
Distribution fees - Financial Intermediary/Consultant B Class*	27,662	-	60,083	-
Shareholder servicing	231,675	499,728	27,775	-
Shareholder reports	109,884	236,067	22,614	-
Administrative and office facilities	154,700	273,876	10,402	-
Custodian	216,349	121,653	24,286	-
Trustees' fees	38,337	60,960	2,343	-
Audit	36,100	53,100	3,300	-
Registration	122,800	53,092	26,726	-
Legal	11,494	20,699	4,261	-
Other expenses	34,185	61,363	3,766	-

Total expenses	5,860,716	8,627,895	525,327	417,691
Fees waived by distributor	-	-	(33,369)	-
Expenses reimbursed by investment advisor -
Consultant Class	-	-	(181)	-
Institutional Class	(2,192)	-	-	-
Financial Intermediary/Consultant B Class*	(16,799)	-	(8,813)	-

Net expenses	5,841,725	8,627,895	482,964	417,691

Net investment income (loss)	(971,310)	(315,289)	(290,094)	(327,521)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	12,290,737	38,893,351	1,462,191	517,154
Net change in unrealized appreciation
(depreciation) on investments	48,980,845	29,566,086	4,169,184	3,266,364

Net realized and unrealized gain on investments	61,271,582	68,459,437	5,631,375	3,783,518

NET INCREASE IN NET
ASSETS FROM INVESTMENT OPERATIONS	$60,300,272	$68,144,148	$5,341,281	$3,455,997

* Financial Intermediary Class of Royce Opportunity Fund and Consultant B Class of Royce Trust & GiftShares Fund
THE ACCOMPANYING NOTES ARE INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2001 | 55

FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.
											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain On Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets End of Period (in thousands)	Net of Fee Waivers	Prior to Fee Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
PENNSYLVANIA MUTUAL FUND - INVESTMENT CLASS
2001	$6.88	$ 0.02	$1.22	$1.24	$(0.03)	$ (0.70)	$ (0.73)	$ 7.39	18.4%	$ 445,171	0.99%	0.99%	0.24%	39%
2000	7.28	0.05	1.19	1.24	(0.01)	(1.63)	(1.64)	6.88	18.4%	369,346	1.03%	1.03%	0.63%	45%
1999	7.35	0.04	0.38	0.42	(0.04)	(0.45)	(0.49)	7.28	6.0%	371,055	1.04%	1.04%	0.49%	21%
1998	7.82	0.05	0.24	0.29	(0.05)	(0.71)	(0.76)	7.35	4.2%	466,857	1.01%	1.01%	0.62%	29%
1997	7.11	0.07	1.70	1.77	(0.06)	(1.00)	(1.06)	7.82	25.0%	507,635	1.05%	1.05%	0.88%	18%
PENNSYLVANIA MUTUAL FUND - CONSULTANT CLASS (a)
2001		$ (0.04)	$1.22	$1.18	$-	$ (0.69)	$ (0.69)	$ 7.36	17.5%	$ 137,787	1.73%	1.97%	(0.50)%	39%
2000	7.28	(0.01)	1.19	1.18	-	(1.59)	(1.59)	6.87	17.5%	128,247	1.73%	2.00%	(0.07)%	45%
1999	7.34	(0.02)	0.39	0.37	-	(0.43)	(0.43)	7.28	5.3%	129,261	1.77%	2.02%	(0.24)%	21%
1998	7.81	(0.01)	0.24	0.23	-	(0.70)	(0.70)	7.34	3.4%	140,042	1.74%	1.99%	(0.11)%	29%
1997	7.90	0.02	0.93	0.95	(0.04)	(1.00)	(1.04)	7.81	12.0%**	151,948	1.65%*	2.00%*	0.29%*	18%
ROYCE MICRO-CAP FUND - INVESTMENT CLASS
2001		$ (0.07)	$2.33	$2.26	$-	$ (0.19)	$ (0.19)	$11.85	23.1%	$ 203,233	1.49%	1.75%	(0.69)%	30%
2000	9.50	(0.02)	1.58	1.56	-	(1.28)	(1.28)	9.78	16.7%	140,148	1.49%	1.82%	(0.22)%	71%
1999	8.55	(0.08)	1.24	1.16	-	(0.21)	(0.21)	9.50	13.7%	111,806	1.49%	1.86%	(0.72)%	24%
1998	9.40	(0.05)	(0.29)	(0.34)	(0.01)	(0.50)	(0.51)	8.55	(3.3)%	165,420	1.49%	1.81%	(0.57)%	56%
1997	8.14	-	2.01	2.01	-	(0.75)	(0.75)	9.40	24.7%	199,637	1.49%	1.80%	0.04%	38%
ROYCE MICRO-CAP FUND - CONSULTANT CLASS (b)
2001		$ (0.18) (d)	$2.34	$2.16	$-	$ (0.19)	$ (0.19)	$11.68	22.3%	$ 6,598	2.49%	3.50%	(1.71)%	30%
2000	9.45	(0.11)	1.55	1.44	-	(1.18)	(1.18)	9.71	15.5%	1,610	2.49%	3.80%	(1.27)%	71%
1999	8.50	(0.16)	1.23	1.07	-	(0.12)	(0.12)	9.45	12.7%	1,163	2.49%	3.99%	(1.71)%	24%
1998	10.58	(0.07)	(1.50)	(1.57)	(0.01)	(0.50)	(0.51)	8.50	(14.6) %**	751	2.49%*	4.52%*	(1.62) %*	56%
ROYCE TOTAL RETURN FUND - INVESTMENT CLASS
2001		$ 0.09	$1.05	$1.14	$(0.11)	$ (0.21)	$ (0.32)	$ 8.59	14.8%	$ 509,250	1.24%	1.24%	1.14%	24%
2000	7.15	0.16	1.18	1.34	(0.15)	(0.57)	(0.72)	7.77	19.4%	281,562	1.25%	1.28%	2.08%	24%
1999	7.56	0.17	(0.07)	0.10	(0.16)	(0.35)	(0.51)	7.15	1.6%	248,448	1.25%	1.31%	2.32%	39%
1998	7.52	0.15	0.20	0.35	(0.15)	(0.16)	(0.31)	7.56	4.8%	244,989	1.25%	1.35%	2.75%	66%
1997	6.29	0.11	1.38	1.49	(0.11)	(0.15)	(0.26)	7.52	23.7%	120,446	1.25%	1.67%	3.15%	26%
ROYCE TOTAL RETURN FUND - CONSULTANT CLASS (c)
2001		$ -	$0.80	$0.80	$-	$ (0.21)	$ (0.21)	$ 8.64	10.0%**	$ 3,429	2.20%*	3.38%*	(0.60) %*	24%
ROYCE LOW-PRICED STOCK FUND
2001		$(0.06) (d)	$2.40	$2.34	$-	$ (0.02)	$ (0.02)	$11.67	25.1%	$1,024,693	1.49%	2.02%	(0.54)%	31%
2000	8.16	-	1.93	1.93	-	(0.74)	(0.74)	9.35	24.0%	130,855	1.49%	2.08%	0.04%	56%
1999	6.95	(0.03)	2.03	2.00	-	(0.79)	(0.79)	8.16	29.8%	24,530	1.49%	2.28%	(0.49)%	103%
1998	6.82	(0.01)	0.17	0.16	-	(0.03)	(0.03)	6.95	2.4%	21,174	1.49%	2.31%	(0.11)%	111%
1997	6.30	(0.03)	1.26	1.23	-	(0.71)	(0.71)	6.82	19.5%	18,096	1.49%	2.38%	(0.47)%	99%

(a)	The Class commenced operations on June 18, 1997.
(b)	The Class commenced operations on May 4, 1998.
(c)	The Class commenced operations on May 4, 1998.
(d)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.

56 | THE ROYCE FUNDS ANNUAL REPORT 2001	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations;	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distributions

ROYCE OPPORTUNITY FUND – INVESTMENT CLASS
2001	$ 7.78	$(0.01)	$ 1.35	$ 1.34	$ —	$ (0.11)	$ (0.11)
2000	7.19	—	1.40	1.40	—	(0.81)	(0.81)
1999	6.02	—	1.91	1.91	—	(0.74)	(0.74)
1998	5.92	(0.01)	0.29	0.28	—	(0.18)	(0.18)
1997	5.26	0.07	1.03	1.10	(0.08)	(0.36)	(0.44)
ROYCE OPPORTUNITY FUND – INSTITUTIONAL CLASS (a)
2001	$ 8.71	$ -	$ 0.30	$ 0.30	$ —	$ —	$ —
ROYCE OPPORTUNITY FUND – FINANCIAL INTERMEDIARY CLASS (b)
2001	$ 7.78	$(0.04)	$ 1.35	$ 1.31	$ —	$ (0.11)	$ (0.11)
2000	8.12	(0.01)	0.47	0.46	—	(0.80)	(0.80)
ROYCE PREMIER FUND
2001	$ 9.83	$ —	$ 0.94	$ 0.94	$ —	$ (0.23)	$ (0.23)
2000	9.56	0.03	1.54	1.57	(0.03)	(1.27)	(1.30)
1999	9.14	0.01	1.00	1.01	(0.01)	(0.58)	(0.59)
1998	8.70	0.05	0.53	0.58	(0.05)	(0.09)	(0.14)
1997	7.81	0.09	1.35	1.44	(0.09)	(0.46)	(0.55)
ROYCE TRUST & GIFTSHARES FUND – INVESTMENT CLASS
2001	$ 9.99	$(0.08)	$ 2.12	$ 2.04	$ —	$ (0.56)	$ (0.56)
2000	10.10	(0.05)	1.19	1.14	—	(1.25)	(1.25)
1999	8.24	(0.04)	3.35	3.31	—	(1.45)	(1.45)
1998	6.91	(0.02)	1.37	1.35	—	(0.02)	(0.02)
1997	5.83	(0.01)	1.52	1.51	—	(0.43)	(0.43)
ROYCE TRUST & GIFTSHARES FUND – CONSULTANT CLASS (c)
2001	$ 10.83	$ —	$ 0.25	$ 0.25	$ —	$ —	$ —
ROYCE TRUST & GIFTSHARES FUND – CONSULTANT B CLASS (d)
2001	$ 9.76	$(0.17)	$ 2.04	$ 1.87	$ —	$ (0.56)	$ (0.56)
2000	9.91	(0.13)	1.14	1.01	—	(1.16)	(1.16)
1999	8.14	(0.09)	3.25	3.16	—	(1.39)	(1.39)
1998	6.88	(0.06)	1.34	1.28	—	(0.02)	(0.02)
1997	7.21	(0.01)	0.11	0.10	—	(0.43)	(0.43)
ROYCE SELECT FUND (e)
2001	$147.35	$(3.13)	$39.01	$35.88	$ —	$ (6.26)	$ (6.26)
2000	141.04	(2.24)	22.38	20.14	—	(13.83)	(13.83)
1999	107.79	(2.84)	40.71	37.87	—	(4.62)	(4.62)
1998	100.00	0.06	7.79	7.85	(0.06)	—	(0.06)

FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.
				Ratio of Expenses to Average Net Assets		Ratio of Net Investment
	Net Asset Value, End of Period	Total Return	Net Assets  End of Period (in thousands)	Net of Fee Waivers	Prior to Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

ROYCE OPPORTUNITY FUND – INVESTMENT CLASS
2001	$ 9.01	17.3%	$577,103	1.19%	1.19%	(0.19)%	44%
2000	7.78	19.9%	298,561	1.24%	1.24%	0.00%	56%
1999	7.19	32.3%	60,399	1.46%	1.46%	(0.07)%	122%
1998	6.02	4.9%	34,278	1.25%	1.54%	(0.16)%	120%
1997	5.92	20.8%	22,244	0.99%	1.56%	1.23%	77%
ROYCE OPPORTUNITY FUND – INSTITUTIONAL CLASS (a)
2001	$ 9.01	3.4 **	$ 5,173	1.04 *	1.92 *	(0.11)*	44%
ROYCE OPPORTUNITY FUND – FINANCIAL INTERMEDIARY CLASS (b)
2001	$ 8.98	16.9%	$ 13,399	1.42%	1.57%	(0.52)%	44%
2000	7.78	6.0 **	1,100	1.49 *	2.24 *	(0.30)*	56%
ROYCE PREMIER FUND
2001	$ 10.54	9.6%	$797,248	1.19%	1.19%	(0.04)%	41%
2000	9.83	17.1%	675,653	1.20%	1.20%	0.34%	40%
1999	9.56	11.5%	567,834	1.23%	1.23%	0.11%	48%
1998	9.14	6.7%	568,989	1.23%	1.23%	0.55%	46%
1997	8.70	18.4%	533,141	1.24%	1.24%	1.20%	18%
ROYCE TRUST & GIFTSHARES FUND – INVESTMENT CLASS
2001	$ 11.47	20.5%	$ 26,145	1.49%	1.64%	(0.81)%	53%
2000	9.99	11.7%	19,452	1.49%	1.78%	(0.59)%	90%
1999	10.10	41.8%	15,474	1.49%	2.12%	(0.60)%	152%
1998	8.24	19.5%	8,418	1.49%	2.45%	(0.35)%	153%
1997	6.91	26.0%	3,614	1.49%	3.82%	(0.32)%	64%
ROYCE TRUST & GIFTSHARES FUND – CONSULTANT CLASS (c)
2001	$ 11.08	2.3 **	$ 163	2.49 *	50.08 *	(1.92)*	53%
ROYCE TRUST & GIFTSHARES FUND – CONSULTANT B CLASS (d)
2001	$ 11.07	19.2%	$ 6,937	2.49%	2.64%	(1.81)%	53%
2000	9.76	10.6%	5,305	2.49%	2.77%	(1.59)%	90%
1999	9.91	40.3%	3,469	2.49%	3.53%	(1.60)%	152%
1998	8.14	18.5%	1,276	2.49%	4.70%	(1.39)%	153%
1997	6.88	1.5 **	107	2.49 *	30.28 *	(1.35)*	64%
ROYCE SELECT FUND (e)
2001	$176.97	24.5%	$ 18,507	2.72%	2.72%	(2.13)%	54%
2000	147.35	15.0%	13,068	2.48%	2.48%	(1.71)%	114%
1999	141.04	35.4%	9,858	4.61%	5.38%	(3.94)%	136%
1998	107.79	7.9 **	1,090	0.00 **	1.03 **	0.06 **	27%

(a) The Class commenced operations on December 12, 2001.
(b) The Class commenced operations on May 23, 2000.
(c) The Class commenced operations on December 7, 2001.
(d) The Class commenced operations on September 26, 1997.
(e) The Fund commenced operations on November 18, 1998.

* Annualized.
** Not annualized.

THE ROYCE FUNDS ANNUAL REPORT 2001 | 57

NOTES TO FINANCIAL STATEMENTS
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Total Return Fund, Royce Low-Priced Stock Fund, Royce Opportunity Fund, Royce Premier Fund, Royce Trust & GiftShares Fund and Royce Select Fund (the “Fund” or “Funds”), are eight series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware business trust.

Three funds in the series, Pennsylvania Mutual Fund, Royce Micro-Cap Fund and Royce Total Return Fund, offer both an Investment Class and a Consultant Class of shares. Royce Opportunity Fund offers an Investment Class, an Institutional Class and a Financial Intermediary (formerly “Institutional Service”) Class of shares. Royce Trust & GiftShares Fund offers an Investment Class, a Consultant Class and a Consultant “B” (formerly “Consultant”) Class of shares. Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, share-holder servicing, registration and shareholder reports, and different expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.

The preparation of financial statements in conformity with gen-erally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Change in accounting principle:

As required, effective January 1, 2001, the Funds adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing discounts or premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Funds, but resulted in a $217,918 increase in cost of securities and an equal decrease in net unrealized appreciation (depreciation) for Royce Total Return Fund, based on securities held by that Fund on January 1, 2001.

The effect of this change for Royce Total Return Fund for the year ended December 31, 2001 was to increase net investment income by $223,785 and decrease net unrealized appreciation (depreciation) by $223,785. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Valuation of investments:

Securities listed on an exchange or on the Nasdaq National Market System (NMS) are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the aver-age of their bid and asked prices for Nasdaq NMS securities. Quota-tions are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment transactions and related investment income:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the secu-rities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are deter-mined on the basis of identified cost for book and tax purposes.

Expenses:

The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees Fees otherwise payable. The deferred fees remain invested in certain Royce Funds until distribution in accordance with the agreement.

Distributions and Taxes:

As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.

Royce Total Return Fund pays dividends from net investment income quarterly and makes any distributions from net realized capital gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. These distributions are determined in accordance with income tax regula-tions that may differ from generally accepted accounting principles. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year. The Funds have designated the following amounts as a capital gain dividend for the purpose of the dividend paid deduction for 2001 (000’s):

Pennsylvania Mutual Fund	$47,950
Royce Micro-Cap Fund	3,664
Royce Total Return Fund	10,666
Royce Low-Priced Stock Fund	271
Royce Opportunity Fund	3,509
Royce Premier Fund	14,709
Royce Trust & GiftShares Fund	563
Royce Select Fund	28

Ordinary income distributions for tax purposes consist of all other current year distributions in the Statement of Changes in Net Assets, except for Pennsylvania Mutual Fund and Royce Micro-Cap Fund, where such ordinary income distributions were approximately $6,067,000 and $484,000, respectively. Permanent book and tax basis differences relating primarily to shareholder redemptions and net operating loss resulted in reclassifications within the capital accounts.

Repurchase agreements:

The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of the Funds’ assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Security lending:

Pennsylvania Mutual Fund loans securities to qualified institutional investors for the purpose of realizing additional income. This income is included in interest income. Collateral on all securities loaned for Pennsylvania Mutual Fund is accepted in cash and is invested temporarily, typically, and specifically at December 31, 2001, in money market mutual funds, by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.

58 | THE ROYCE FUNDS ANNUAL REPORT 2001

NOTES TO FINANCIAL STATEMENTS (continued)
INVESTMENT ADVISER AND DISTRIBUTOR:
Investment Adviser:
Under the Trust’s investment advisory agreements with Royce & Associates, Inc. (“Royce”), Royce is entitled to receive management and performance fees that are computed daily and payable monthly. Royce contractually committed to waive its fees and reimburse expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through December 31, 2001.
			Committed net annual operating expense ratio
	Annual contractual advisory fee as a percentage of average net assets		Investment Class	Consultant & Consultant B Class	Institutional Class	Financial Intermediary Class		Year ended December 31, 2001
								Net advisory fees accrued	Advisory fees waived

Pennsylvania Mutual Fund	0.79%	*	N/A	1.97%	N/A	N/A		$4,121,066	$ —
Royce Micro-Cap Fund	1.50%		1.49%	2.49%	N/A	N/A		2,110,329	433,903
Royce Total Return Fund	1.00%		1.25%	2.20%	N/A	N/A		3,856,044	—
Royce Low-Priced Stock Fund	1.50%		1.49%	N/A	N/A	N/A		6,596,585	1,491,503
Royce Opportunity Fund	1.00%		N/A	N/A	1.04%	1.29%	**	4,877,530	—
Royce Premier Fund	1.00%		N/A	N/A	N/A	N/A		7,247,357	—
Royce Trust & GiftShares Fund	1.00%		1.49%	2.49%	N/A	N/A2		83,833	—

* Pennsylvania Mutual Fund’s fees are calculated at the annual rate of 1.0% of the first $50 million of the Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.
** Effective October 1, 2001; prior to October 1, 2001, committed net annual operating expense ratio was 1.49%.

Royce is entitled to receive from Royce Select Fund a performance fee of 12.5% of the Fund’s pre-fee total return, subject to high watermark accounting. Fund shares will not bear a fee for any day on which the Fund’s pre-fee cumulative total return does not exceed its pre-fee cumulative total return as of the day on which a fee was last accrued. However, Royce will not reimburse previously accrued fees because of any negative total returns occurring after their accrual. The agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest and extraordinary expenses, will be paid by Royce. For the year ended December 31, 2001, the Fund accrued $417,691 of performance fees.

Distributor:

Royce Fund Services, Inc., the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce.

		Year ended December 31, 2001
	Annual contractual distribution fee as a percentage of average net assets	Net distribution fees accrued	Distribution fees waived

Pennsylvania Mutual — Consultant Class	1.00%	$1,001,901	$ 319,455
Royce Micro-Cap — Consultant Class	1.00%	20,580	–
Royce Total Return — Consultant Class	1.00%	1,493	–
Royce Low-Priced Stock	0.25%	–	1,348,015
Royce Opportunity Fund — Financial Intermediary Class	0.25%	27,662	–
Royce Trust & GiftShares — Investment Class	0.25%	22,565	33,369
Royce Trust & GiftShares — Consultant Class	1.00%	4	–
Royce Trust & GiftShares — Consultant B Class	1.00%	60,083	–

PURCHASES AND SALES OF INVESTMENT SECURITIES:

For the year ended December 31, 2001, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

	Purchases	Sales		Purchases	Sales

Pennsylvania Mutual Fund	$192,766,970	$228,591,474	Royce Opportunity Fund	$420,207,202	$200,044,187
Royce Micro-Cap Fund	65,686,493	47,125,534	Royce Premier Fund	285,285,174	258,552,162
Royce Total Return Fund	230,531,382	87,096,620	Royce Trust & GiftShares Fund	14,255,006	14,083,538
Royce Low-Priced Stock Fund	788,763,864	152,152,647	Royce Select Fund	8,329,104	7,948,152

TAX BASIS OF INVESTMENTS: At December 31, 2001, net unrealized appreciation based on identified cost for tax purposes was as follows:
		Net Unrealized	Gross Unrealized
	Tax Basis Cost	Appreciation	Appreciation	Depreciation

Pennsylvania Mutual Fund	$393,238,151	$185,436,307	$189,499,646	$ 4,063,339
Royce Micro-Cap Fund	159,347,622	48,631,867	54,179,130	5,547,263
Royce Total Return Fund	452,249,609	51,325,659	83,111,457	31,785,798
Royce Low-Priced Stock Fund	898,289,703	119,131,618	150,217,594	31,085,976
Royce Opportunity Fund	547,570,139	44,173,712	91,559,238	47,385,526
Royce Premier Fund	634,995,760	163,200,629	189,682,248	26,481,619
Royce Trust & GiftShares Fund	25,605,384	7,298,743	8,099,215	800,472
Royce Select Fund	11,936,489	4,804,789	4,824,731	19,942

The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold for book and tax purposes.

THE ROYCE FUNDS ANNUAL REPORT 2001 | 59

NOTES TO FINANCIAL STATEMENTS (continued)
TRANSACTIONS IN AFFILIATED COMPANIES:

An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company’s outstanding voting securities. The following transactions were effected in shares of such companies for the year ended December 31, 2001.

		Purchases		Sales		Realized	Dividend
	Affiliated Company	Shares	Cost	Shares	Cost	Gain (Loss)	Income

Pennsylvania Mutual Fund	Weyco Group	1,050	$ 24,749	–	–	–	$ 92,654
Royce Total Return Fund	Falcon Products	273,800	1,739,693	–	–	–	20,800
Royce Total Return Fund	Mueller (Paul)	–	–	–	–	–	142,800
Royce Low-Priced Stock Fund	DUSA Pharmaceuticals	915,100	10,326,328	–	–	–	–
Royce Low-Priced Stock Fund	INT Media Group	1,875,200	4,706,276	3,700	$54,645	$(20,143)	–
Royce Low-Priced Stock Fund	Navigators Group	332,300	5,233,309	–	–	–	–
Royce Low-Priced Stock Fund	PC-Tel	1,056,900	7,854,635	–	–	–	–
Royce Low-Priced Stock Fund	VIVUS	1,905,400	7,663,900	–	–	–	–
Royce Opportunity Fund	Ault	236,400	1,157,723	–	–	–	–

MERGER INFORMATION:

On October 13, 2000, Royce Total Return Fund acquired all of the assets and assumed all of the liabilities of The REvest Value Fund. Based on the opinion of counsel delivered to Royce Total Return Fund, the acquisition, which was approved by shareholders of The REvest Value Fund on October 4, 2000, qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Funds or their shareholders. The REvest Value Fund’s net assets of $14,219,512, including $3,001,858 of unrealized appreciation, were combined with Royce Total Return Fund for total net assets after the acquisition of $252,724,301.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of The Royce Fund and the Shareholders of
Pennsylvania Mutual Fund, Royce Micro-Cap Fund,
Royce Total Return Fund, Royce Low-Priced Stock Fund,
Royce Opportunity Fund, Royce Premier Fund,
Royce Trust & GiftShares Fund and Royce Select Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Total Return Fund, Royce Low-Priced Stock Fund, Royce Opportunity Fund, Royce Premier Fund, Royce Trust & GiftShares Fund and Royce Select Fund (each a portfolio of The Royce Fund, hereafter referred to as the “Funds”) at December 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2002

60 | THE ROYCE FUNDS ANNUAL REPORT 2001

POSTSCRIPT

ONE RING TO RULE THEM ALL ...

The film versions of both J. K. Rowling’s Harry Potter and the Sorcerer’s Stone and J. R. R. Tolkien’s The Lord of the Rings: The Fellowship of the Ring, each based on a well-loved fantasy tale, have captured the popular imagination. We’re struck by their shared themes. Both feature a diminutive hero who is challenged to rise above his apparently humble status to achieve great things. In Harry Potter, the title character is an orphan who is actually a wizard of almost limitless power, but who must keep the powerful Sorcerer’s Stone from falling into the clutches of the evil wizard, Voldemort. The Lord of the Rings plays for even higher stakes. The hobbit hero Frodo Baggins must destroy the One Ring, which grants near absolute power to whomever wields it, by casting it into the fires of Mount Doom, located deep in the realm of the arch-villain, Sauron. Failure would result in an evil, demonic force ruling the world. Hobbits are no bigger than most eight-year-olds, and exist in relative obscurity among the physically larger peoples of Middle-Earth, including elves, men, dwarves and wizards.

There are also parallels with each film and small-cap value investors. Harry spends the first 10 years of his life enduring endless insults from his aunt, uncle and his portly cousin Dudley Dursley. Small-cap value investors can probably relate to young Harry’s early distress. While dot.com and other technology wizards seemed to be utilizing the Sorcerer’s Stone to achieve magical returns in the late ’90s, small-cap value investors were as popular as poor Harry was in the Dursley household.

The number of similarities with hobbits and small-cap value investors may be even greater. Tolkien’s furry-footed, four-foot heroes love simple things – well-tilled earth, hearths, good ale, and, most of all, peace and quiet. They live their lives in their home country of the Shire pretty much ignored by the rest of Middle-Earth, which doesn’t concern hobbits at all – they like being left alone.

Which is what we like most about working in the broad and diverse- small-cap universe. Our chosen investment domains, especially micro-cap and low-priced stocks, are often neglected by Wall Street, which makes us that much happier because it gives us the opportunity to find what we think are great undervalued companies. In addition, hobbits’ love of peace and quiet is mirrored in our passion for managing risk. We strive to use volatility to our advantage in the stock selection process so that we can hopefully avoid its extremes in our portfolios. And, of course, the last two years have seen a resurgence in small-cap value investing, with investors and the financial press suddenly discovering an approach that we have used for more than 25 years. This is not too far afield from the realization in the film that hobbits have more strength and noble qualities than most in Tolkien’s universe at first suspected.

Then there is the One Ring – the ring that subjects all other powers to it, but corrupts its wearer. The ring designed, in Tolkien’s phrase, “to rule them all and in the darkness bind them.” No one is immune to its power, no one can wield it to any good purpose for very long.

As the Ring Bearer, Frodo Baggins is beset by innumerable temptations to wield the Ring, even slipping it on a few times throughout his long journey to try and destroy it. Investors were similarly enticed by the idea of an endlessly upswinging market in the previous decade, and many succumbed to its allure only to find themselves bound in the darkness of the tech wreck that began in the spring of 2000. Thankfully, we’ve been managing money long enough to know that there’s no investment equivalent to the One Ring (or the Sorcerer’s Stone).

Tolkien’s book, popular for more than 40 years, is a classic. Rowling’s books seem well on their way to a similar status. While not an approach to “rule them all,” we think that small-cap value is also a classic, an all-weather style that has served our investors well since the early ’70s.

TheRoyceFunds
1414 AVENUE OF THE AMERICAS • NEW YORK, NY 10019

WEALTH OF EXPERIENCE

With approximately $6.0 billion in total assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 25 years. Charles M. Royce, our primary portfolio manager, enjoys one of the longest tenures of any active mutual fund manager. The senior staff includes four Portfolio Managers and a Managing Director, as well as eight analysts and four traders.

MULTIPLE FUNDS, COMMON FOCUS

Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

CONSISTENT DISCIPLINE

Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

CO-OWNERSHIP OF FUNDS

It is important that our employees and shareholders share a common financial goal; our officers, employeesand their affiliates currently have approximately $50 million invested in The Royce Funds.

GENERAL INFORMATION Additional Report Copies and Prospectus Inquiries (800) 221-4268 SHAREHOLDER SERVICES (800) 841-1180 AUTOMATED TELEPHONE SERVICES (800) 78-ROYCE (787-6923)	ADVISOR SERVICES
For Fund Materials, Performance Updates,
Transactions or Account Inquiries
(800) 33-ROYCE (337-6923)

BROKER/DEALER SERVICES
For Fund Materials and Performance Updates
(800) 59-ROYCE (597-6923)

www.roycefunds.com funds@roycenet.com

This report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.